EXHIBIT 99.1
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
May 2005 Monthly Operating Report




                        MAY 2005 MONTHLY OPERATING REPORT
            FOR THE FOUR WEEK PERIOD FROM MAY 1, 2005 TO MAY 28, 2005

DEBTORS' ADDRESS:          Footstar, Inc.
                           933 MacArthur Blvd.
                           Mahwah, NJ 07430

DEBTORS' ATTORNEY:         Weil, Gotshal & Manges LLP
                           767 Fifth Avenue
                           New York, N.Y. 10153



REPORT PREPARER:           Footstar, Inc., a debtor-in-possession


The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.


/s/ Richard L. Robbins
------------------------------------
Richard L. Robbins
Senior Vice President of Financial
Reporting and Control


Date: June 15, 2005

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
May 2005 Monthly Operating Report


                                Table of Contents




                                                                          Page
                                                                          ----

Condensed Consolidated Balance Sheet                                       3

Condensed Consolidated Statements of Operations                            4

Condensed Consolidated Statements of Cash Flows                            5

Notes to Condensed Consolidated Financial Statements                       6


Schedules:

Schedule 1:  Condensed Consolidating Balance Sheet                        16

Schedule 2:  Condensed Consolidating Statement of Operations              17

Schedule 3:  Total Disbursements by Debtor Entity                         18

Schedule 4:  Additional Information                                       19
             o        Cash Summary
             o        Accounts Receivable Aging Summary
             o        Summary of Unpaid Post-Petition Accounts Payable
             o        Summary of Taxes Payable

Schedule 5:  Certifications                                               21

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
May 2005 Monthly Operating Report



                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                  May 28, 2005
                                   (Unaudited)
                    (amounts in millions, except share data)




ASSETS
------
Current Assets:
   Cash and cash equivalents                                  $         206.4
   Amounts due from retail sales                                         11.3
   Accounts receivable, net                                               3.8
   Inventories                                                          109.3
   Prepaid expenses and other current assets                             32.4
                                                              ----------------
Total current assets                                                    363.2

   Property and equipment, net                                           32.5
   Intangible assets, net                                                10.3
   Deferred charges and other assets                                      2.4
                                                              ----------------
Total Assets                                                  $         408.4
                                                              ================

LIABILITIES and SHAREHOLDERS' EQUITY
------------------------------------
Liabilities Not Subject To Compromise:
   Accounts payable                                           $          64.0
   Accrued expenses                                                      35.1
   Taxes payable                                                         11.8
                                                              ----------------
Total current liabilities                                               110.9
   Long-term liabilities                                                 36.9
                                                              ----------------
Total liabilities not subject to compromise                             147.8
                                                              ----------------
Liabilities subject to compromise:
   Secured liabilities                                                    7.1
   Unsecured liabilities                                                156.4
   Minority interests                                                    13.2
                                                              ----------------
Total liabilities subject to compromise                                 176.7
                                                              ----------------

Minority interests                                                       18.8
                                                              ----------------
Total Liabilities                                                       343.3
                                                              ----------------

Shareholders' Equity:
   Common stock $.0l par value: 100,000,000 shares
   authorized, 31,061,545 shares issued                                   0.3
   Additional paid-in capital                                           342.8
   Treasury stock: 10,711,569 shares at cost                           (310.6)
   Unearned compensation                                                 (0.3)
   Retained earnings                                                     32.9
                                                              ----------------
Total Shareholders' Equity                                               65.1
                                                              ----------------
Total Liabilities and Shareholders' Equity                    $         408.4
                                                              ================



See accompanying notes to condensed consolidated financial statements.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
May 2005 Monthly Operating Report




                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
  For The Period From May 1, 2005 To May 28, 2005 and Cumulative Filing to Date
                                   (Unaudited)
                              (amounts in millions)


                                                                                                   Cumulative
                                                                                Month of May      Filing to Date
                                                                               --------------    ----------------
Net sales                                                                      $        58.3     $         988.2
Cost of sales                                                                           35.4               661.2
                                                                               --------------    ----------------
   Gross profit                                                                         22.9               327.0

Store operating, selling, general and administrative expenses                           14.8               283.7
Depreciation and amortization                                                            0.6                23.7
Other income                                                                               -                (9.2)
Interest (income) expense                                                               (0.3)                5.1
                                                                               --------------    ----------------
   Income before reorganization expenses                                                 7.8                23.7
                                                                               --------------    ----------------

Reorganization expenses:
  Store and distribution center closing and related asset
  impairment costs                                                                         -                36.7
  Gain on settlement of bankruptcy claims                                                  -                (0.7)
  Professional fees                                                                      2.0                24.8
                                                                               --------------    ----------------
Total reorganization expenses                                                            2.0                60.8
                                                                               --------------    ----------------

   Income (loss) before income taxes, minority interests
   and discontinued operations                                                           5.8               (37.1)
Provision (benefit) for income taxes                                                     0.6                (3.0)
                                                                               --------------    ----------------
   Income (loss) before minority interests and discontinued operations                   5.2               (34.1)

Minority interests in net (income) loss of subsidiaries                                 (1.8)                8.7
Loss from discontinued Athletic Segment                                                 (0.1)              (35.1)
(Loss) gain from disposal of Athletic Segment                                           (0.1)               20.7
                                                                               --------------    ----------------

   Net income (loss)                                                           $         3.2     $         (39.8)
                                                                               ==============    ================


See accompanying notes to condensed consolidated financial statements.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
May 2005 Monthly Operating Report




                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
  For The Period From May 1, 2005 To May 28, 2005 and Cumulative Filing to Date
                                   (Unaudited)
                              (amounts in millions)

                                                                                    Cumulative
                                                                Month of May       Filing to Date
                                                               --------------     ----------------

Net cash provided by operating activities                      $         7.5      $         110.3
                                                               --------------     ----------------

Cash flows (used in) provided by investing activities:
   Additions to property and equipment                                  (0.3)                (3.3)
   Proceeds from sale of furniture and equipment                           -                  0.6
   Net proceeds from sale of Distribution Centers                          -                 46.7
   Proceeds from sale of Shoe Zone                                         -                  5.4
   Proceeds from sale of Athletic Division                                 -                236.9
                                                               --------------     ----------------
Net cash (used in) provided by investing activities                     (0.3)               286.3
                                                               --------------     ----------------

Cash flows used in financing activities:
   Repayments on notes payable                                             -               (207.1)
   Other                                                                   -                 (0.2)
                                                               --------------     ----------------

Net cash used in financing activities                                      -               (207.3)
                                                               --------------     ----------------

Net increase in cash and cash equivalents                                7.2                189.3
Cash and cash equivalents, beginning of period                         199.2                 17.1
                                                               --------------     ----------------

Cash and cash equivalents, end of period                       $       206.4      $         206.4
                                                               ==============     ================



See accompanying notes to condensed consolidated financial statements.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
May 2005 Monthly Operating Report



              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.       The Company

Footstar, Inc., which may be referred to as "Footstar", the "Company", "we", "us", or "our" is principally a retailer conducting business through its Meldisco Segment and, prior to its sale of certain stores to certain affiliates of Foot Locker, Inc. ("Foot Locker") on May 2, 2004 and the closing of underperforming stores, its Athletic Segment. The Meldisco Segment sells family footwear through licensed footwear departments and wholesale arrangements. The Athletic Segment sold athletic footwear and apparel through various retail chains (for example, Footaction and Just For Feet), and via catalogs and the Internet.

2.       Bankruptcy Filing

On March 2, 2004 ("Petition Date"), Footstar and most of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code ("Bankruptcy Code" or "Chapter 11") in the United States Bankruptcy Court for the Southern District of New York in White Plains ("Court"). The Chapter 11 cases are being jointly administered under the caption "In re: Footstar, Inc., et al. Case No. 04-22350 (ASH)" (the "Chapter 11 cases"). The Debtors are currently operating their business and managing their properties as debtors-in-possession pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code. As a debtor-in-possession, we are authorized to continue to operate as an ongoing business, but may not engage in transactions outside the ordinary course of business without the approval of the Court, on notice and an opportunity to be heard.

We sought bankruptcy protection after we determined we could not obtain necessary liquidity from our lending syndicate or additional debt or equity financing. This decline in liquidity primarily resulted from unprofitable results in the Athletic Segment, a reduction in trade credit by certain Athletic vendors, unprofitable results of operations from recent acquisitions and the effect of the Kmart Corporation ("Kmart") bankruptcy. Other factors included intense competition in the discount retailing industry, unsuccessful sales and marketing initiatives and capital market volatility.

Since the Petition Date, we have exited the Athletic Segment entirely by closing certain underperforming stores and selling the remainder of the stores and the other assets.

In the initial stages of the Chapter 11 cases, we sought to streamline our Meldisco business by selling or exiting selected stores. As a result of our continued analysis of our businesses, we sold or liquidated all of our Shoe Zone stores. We also exited the footwear departments in 44 Gordmans, Inc. stores and the footwear departments in 87 stores operated by subsidiaries of Federated Department Stores, Inc.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
May 2005 Monthly Operating Report


We have sold other assets, including our distribution centers in Mira Loma, California ("Mira Loma") in July 2004 and Gaffney, South Carolina in September 2004. The purchaser of Mira Loma, Thrifty Oil Co. has leased Mira Loma to FMI International LLC, a logistics provider, which will provide us with warehousing and distribution services through June 30, 2012 under a receiving, warehousing and distribution services agreement.

Under the Bankruptcy Code, we have the ability to reject executory contracts, including leases, subject to the approval of the Court and certain other conditions. Parties affected by the rejection of a contract may file claims against us in the Court in accordance with the Bankruptcy Code. We expect that as a result of the rejection of certain executory contracts, including leases of nonresidential real property, additional claims will be filed. Under the Bankruptcy Code, we may choose to assume executory contracts subject to the approval of the Court and certain other conditions, including our payment or "cure" of all outstanding liabilities thereunder. We expect that the assumption of certain executory contracts and unexpired leases may convert liabilities currently shown on our consolidated financial statements as subject to compromise into non-contingent, post-petition liabilities. Due to the uncertain nature of many of the potential claims, which have been or may be asserted against us, we are unable to project the total magnitude of such claims with any degree of certainty. We have incurred, and will continue to incur, significant costs associated with the Chapter 11 cases.

In order to exit Chapter 11 successfully, we will need to obtain Court confirmation of a Chapter 11 plan that satisfies the requirements of the Bankruptcy Code. At this time, it is not possible to predict accurately the effect of the Chapter 11 cases on our business, creditors or stockholders or when we may emerge from Chapter 11, if at all.

We filed our Chapter 11 plan (the "Plan") with the Court on November 12, 2004. The Plan provides for an orderly reorganization of the Company and cash distributions to impaired parties and is subject to a vote by eligible ballot holders. Alternatively, the Plan allows for a sale of all or substantially all of our assets and/or equity interests in the Meldisco business, following notice and a hearing.

3.       Basis of Presentation

This Monthly Operating Report ("MOR") has been prepared in accordance with the provisions of Statement of Position 90-7 "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code" ("SOP 90-7"). Pursuant to SOP 90-7, our pre-petition liabilities that are subject to compromise are reported separately in the accompanying condensed consolidated balance sheet as an estimate of the amount that will ultimately be allowed by the Court. SOP 90-7 also requires separate reporting of certain expenses, realized gains and losses and provisions for losses related to the bankruptcy filing as reorganization items. We are in the process of reconciling our pre-and post-petition liabilities, and such amounts are subject to reclassification in future consolidated monthly operating reports. See Note 7.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
May 2005 Monthly Operating Report


We report our operating results on a fiscal monthly reporting period based on a 4-4-5 week convention. The month of May results reflect a four week period. Certain information and footnote disclosures required by accounting principles generally accepted in the United States of America have been condensed or omitted for purposes of this MOR. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of expenses during the reporting period. Actual results could differ from those estimates, and such differences could be material. This MOR has not been audited or reviewed by independent accountants. For the foregoing reasons, the Company cautions readers not to place undue reliance upon the information contained in this MOR.

We are preparing for the commencement of the audit of our 2004 consolidated financial statements as we continue the process of becoming current in our public filings. The audit of fiscal year 2004 may require that additional adjustments be made. In addition, as this period has not been finalized, adjustments or transactions which are identified in 2005 related to 2004 will be reflected in such period.

The unaudited condensed consolidated financial statements contained herein have been prepared in accordance with generally accepted accounting principles applicable to a going concern, and do not purport to reflect or to provide all of the possible consequences of the ongoing Chapter 11 cases. Specifically, the unaudited condensed consolidated financial statements do not present the amounts which will ultimately be paid to settle liabilities and contingencies, which may be required in the Chapter 11 reorganization.

This MOR contains unaudited information for all periods, which is subject to further review and potential adjustments and which may be different from those that will be included in our reports pursuant to the Securities Exchange Act of 1934, upon filing of such reports. Accordingly, the substance and format of this MOR may not allow for meaningful comparison with our publicly disclosed consolidated financial statements. Because of the ongoing nature of the Chapter 11 cases, the outcome of which is not presently determinable, the unaudited condensed consolidated financial statements contained herein are subject to material uncertainties and may not be indicative of our future operations or financial position. No assurance can be given that we will be successful in reorganizing our affairs within the Chapter 11 bankruptcy proceedings.

4.       The DIP and Exit Credit Facility

Effective March 4, 2004, we entered into a two year, $300.0 million senior secured Debtor-in-Possession Credit Agreement ("DIP Credit Agreement") with a syndicate of lenders co-led by Fleet National Bank ("Fleet") and GECC Capital Markets Group, Inc. The DIP Credit Agreement was subsequently amended (the "DIP and Exit Facility"), to provide us with access of up to $100.0 million of secured DIP financing, including a sub-limit for letters of credit with availability determined by a borrowing base formula based upon inventory and accounts receivable. Pursuant to the DIP and Exit Facility, upon emergence from Chapter 11, we had the option, subject to satisfaction of certain conditions, to convert the DIP and Exit Facility to post-emergence financing which would have provided us with up to $160.0 million in revolving commitments, including a $75.0 million sub-limit for letters of credit.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
May 2005 Monthly Operating Report


As of May 31, 2005, we entered into an amendment to the DIP and Exit Facility (the "Amended DIP and Exit Facility") subject to the approval of the Court. The Amended DIP and Exit Facility, among other things, reflects a change in the maturity date for the debtor-in-possession portion of the facility from the earlier of (a) March 4, 2006 or (b) fifteen days following confirmation of the Plan to the earlier of (c) October 31, 2006 or (d) emergence from Chapter 11. The maturity date of the exit portion of the Amended DIP and Exit Facility is the earlier of (e) thirty-six months after our emergence from Chapter 11 or (f) March 4, 2009.

Our borrowing availability under the Amended DIP and Exit Facility continues to be determined by a formula based upon accounts receivable and inventory. However, pursuant to the amendment, revolving commitments upon emergence from Chapter 11 have been reduced from the aforementioned $160.0 million to $100.0 million, including a $40.0 million sub-limit for letters of credit at our option and upon satisfaction of certain conditions. The conditions to be satisfied prior to emergence from Chapter 11 include the absence of any default or event of default, confirmation of the Plan and occurrence of all conditions related thereto, resolution of all issues related to our assumption of the Master Agreement, our delivery of forward looking projections acceptable to the lender and specified availability levels. Borrowings under the Amended DIP and Exit Facility bear interest at either Fleet's prime rate plus 0.0% to 0.5% or LIBOR plus 1.75% to 2.50%, at our option, with the applicable margin based on quarterly excess availability levels. A quarterly fee of 0.3% per annum is payable on the unutilized balance.

Pursuant to the Amended DIP and Exit Facility we are required to maintain minimum excess availability equal to at least 10% of the borrowing base, as defined, provided, however, that prior to our emergence from Chapter 11, in the event that loans are outstanding, the minimum excess availability requirement will be an amount equal to at least (i) 10% of the borrowing base plus (ii) $20.0 million. As of May 28, 2005, there were no loans outstanding under the Amended DIP and Exit Facility and outstanding letters of credit thereunder totaled $19.6 million.

The Amended DIP and Exit Facility is secured by substantially all of the assets of the Company and contains various affirmative and negative covenants, representations, warranties and events of default to which we are subject, all as specified in the Amended DIP and Exit Facility, including certain financial covenants and restrictions such as limitations on additional indebtedness, other liens, dividends, stock repurchases and capital expenditures. After our emergence from Chapter 11, if minimum excess availability falls below 20% of the borrowing base, we will be subject to a fixed charge coverage covenant. The Amended DIP and Exit Facility also includes representations and warranties,

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
May 2005 Monthly Operating Report


that, on an ongoing basis, there are no material adverse events affecting our business, operations, property, assets, or condition, and that the Master Agreement underlying the agreements that we maintain with Kmart is in full force and effect and not in default. A failure by us to satisfy any of the covenants, representations or warranties would result in default or other adverse impact under the Amended DIP and Exit Facility. Upon the request of the Company, the lenders have extended the time for the delivery of the 2004 annual consolidated financial statements and certain compliance certifications until we exit from Chapter 11.


5.       Discontinued Operations - Athletic Segment

As part of our initial restructuring plans, after filing for Chapter 11 we closed 166 underperforming stores within the Athletic Segment; all 88 Just For Feet stores, 75 Footaction stores; and three Uprise stores.

With respect to the leases related to these stores (and a handful of additional leases related to the Meldisco business), we employed Abacus Advisors Group LLC and a joint venture group to mitigate potential lease rejection damage claims arising thereunder. The aggregate potential landlord claims for these 175 leases was estimated to be $76.8 million prior to mitigation. As of May 28, 2005, we have mitigated $18.9 million of potential claims, resulting in a potential net obligation to landlord creditors of approximately $57.9 million. Of this amount, $4.1 million has been paid through May 28, 2005 resulting in a remaining obligation of $53.8 million, which has been reflected in the condensed consolidated balance sheet as part of "Liabilities subject to compromise-Unsecured liabilities".

On April 21, 2004, we received Court approval to sell to Foot Locker 349 of the remaining Footaction stores (including all lease rights and inventory at these stores), along with the remaining inventory from the other four remaining Footaction stores. Effective May 2, 2004, these assets were sold to Foot Locker for $225.0 million in cash, subject to adjustment. Approximately $13.0 million of the sale price was placed in escrow with respect to 14 store locations that were leased on a month-to-month basis.

During the year following the closing of the sale, if Foot Locker entered into a new lease for any of these store locations, the escrow amount related to that location was paid to us. The escrow amount related to any location for which Foot Locker has not entered into a new lease within one year after the closing was paid to Foot Locker, thereby reducing the purchase price by such amount. As of May 28, 2005, Footlocker has entered into new leases for 12 of the above-mentioned 14 store locations and one store location has been leased by the landlord to a third party. The parties have agreed to extend the above-mentioned one year period until July 7, 2005 for the one remaining month-to-month lease. As of May 28, 2005, approximately $9.2 million of the above mentioned $13.0 million escrow amount has been released to us, approximately $2.2 million has been released to Foot Locker, and approximately $1.6 million remained in escrow.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
May 2005 Monthly Operating Report


The sale to Foot Locker together with the closure of the Just For Feet and Footaction stores has been accounted for as discontinued operations in accordance with FASB Statement No. 144, "Accounting for the Impairment or Disposal of Long Lived Assets". Accordingly, we have reported the results of the discontinued Athletic Segment as a separate component of operations. As of May 28, 2005 the estimated gain from disposal of the Athletic Segment, including the effect of closing the underperforming stores, distribution centers and warehouse facilities, is approximately $20.7 million, which will increase by the amount of any remaining escrowed cash that is released to us as noted above.

6.       Significant Kmart Relationship

The business relationship between Meldisco and Kmart is extremely important to us. The licensed footwear departments in Kmart have historically provided a significant portion of our total sales and profits, and comprise an even greater percentage of our sales and profits now that we have exited all of our Athletic Segment businesses and most of our other Meldisco businesses. The loss of Meldisco's Kmart business, a significant further reduction in customer traffic in Kmart stores or the closing of a significant number of Kmart stores would have a material adverse effect on us and would likely not allow us to continue to operate.

Our arrangement with Kmart is governed by a Master Agreement. The Master Agreement provides us with the non-transferable, exclusive right and license to operate a footwear department in every Kmart store. The initial term of the Master Agreement expires on July 1, 2012, and is renewable for a 15 year term upon mutual agreement, unless either party gives notice of termination at least four years prior to the end of the applicable term. Certain sub-agreements for particular Kmart stores allow the parties to terminate those agreements under specified circumstances.


On August 12, 2004, we filed a motion to assume the Master Agreement (the "Assumption Motion"). On September 30, 2004, Kmart filed an objection to this motion (the "Assumption Objection") and cross-moved to lift the Automatic Stay to enable Kmart to terminate the Master Agreement (the "Cross-Motion").

In the Assumption Objection, Kmart argued that the Master Agreement was non-assumable under section 365(c)(1) of the Bankruptcy Code because applicable law rendered the Master Agreement non-assignable. In addition, Kmart argued that the Master Agreement was non-assumable pursuant to section 365(b)(2)(D) of the Bankruptcy Code because we had defaulted under the Master Agreement and such defaults are incurable. Finally, Kmart disputed the amount of cure we would owe should they be authorized to assume the Master Agreement. We contend that, as of

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
May 2005 Monthly Operating Report

the Petition Date, and without taking into account any of our counterclaims, the cure amount is approximately $19.0 million, while Kmart asserts that the cure amounts are no less than $57.8 million. In the Cross-Motion, Kmart argued that, because the Master Agreement is non-assumable, Kmart should be entitled to exercise a termination provision pursuant to section 365(e)(2) of the Bankruptcy Code.

We contested the factual assertions and arguments contained in the Assumption Objection and the Cross-Motion. On December 17, 2004, a hearing was held to determine whether, as a matter of law, we can assume the Master Agreement. On February 16, 2005, the Court issued its Decision on Motion to Assume Executory Contracts (the "Assumption Decision"). In the Assumption Decision, the Court overruled the Assumption Objection to the extent it was based upon section 365(c)(1) of the Bankruptcy Code. Specifically, the Court ruled that section 365(c)(1) does not prevent assumption of the Master Agreement by us because we do not intend to assign the Master Agreement.

The Court held a hearing on Kmart's Motion for Reargument of the Decision on Motion to Assume Executory Contract on March 31, 2005. At this hearing, the Court reaffirmed the Assumption Decision. An additional hearing with respect to Kmart's cross motion to terminate the Master Agreement pursuant to section 365(e)(2) of the Bankruptcy Code was held and on May 10, 2005, the Court denied this cross motion. The Court did not resolve the issue of whether the Master Agreement was assignable under applicable nonbankruptcy law. The Court reserved its decision on the issue of section 365(b)(2)(D) until the completion of discovery.

On March 17, 2005, the Court entered a scheduling order establishing a timetable for the resolution of the remaining issues raised by the Assumption Motion, the Assumption Objection, and the Cross-Motion. While the Court did not schedule a final hearing date, we anticipate a final hearing will be held in July 2005.

There is no guarantee that the Court will authorize us to assume the Master Agreement or Kmart to terminate the Master Agreement under section 365(b)(2)(D) of the Bankruptcy Code. Additionally, we cannot be sure what cure amounts will be owing to Kmart whether or not the Court authorizes us to assume the Master Agreement.

In June 2004, Kmart announced the sale of 54 of its retail store locations to Sears, Roebuck and Co. ("Sears") but agreed that Kmart would continue to operate such stores until Sears could complete its conversion plans. Thereafter, in November 2004, Kmart announced plans to acquire Sears (the "Sears Acquisition"), which closed on March 24, 2005. Following the announcement of the Sears Acquisition, we received inconsistent information from Kmart regarding its plans to convert certain of its stores to a different retail format. Initially, Kmart advised us of its intent to convert approximately 25 of the 54 stores to Sears Essentials stores, and that Kmart expected us to discontinue operating the footwear departments in those stores. Kmart then informed us that only 11 of these 25 stores were slated for a format conversion. After receiving inconsistent information from Kmart regarding its plans for the stores, we filed a motion with the Court on January 28, 2005 (the "Examination Motion") seeking to compel Kmart to produce certain documents relating to the proposed Sears Acquisition and Kmart's business plans relating to the operation of footwear departments in its stores.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
May 2005 Monthly Operating Report


Shortly after we filed the Examination Motion, Kmart announced its plan to begin the reconfiguration of some of the stores slated for conversion to a new Sears format. We then received a notice from Kmart instructing us to either vacate approximately 24 stores or have the footwear departments relocated within the stores while their reconfiguration took place. We believe that the Master Agreement continues to grant us the exclusive right to operate footwear departments in all stores which are directly or indirectly owned by Kmart and which at one time operated as Kmart stores, whether or not Kmart converts or operates certain of the stores under a different discount retail name, such as the Sears Essentials name. Accordingly, after receiving the notice from Kmart, we filed a motion (the "Enforcement Motion") requesting that the Court adjudge and determine Kmart to be in contempt for violation of the Automatic Stay and assess compensatory damages. Kmart replied to the Enforcement Motion by arguing that the Automatic Stay did not prevent Kmart from converting the stores to a different format because our rights under the Master Agreement to sell footwear in the converting stores expire upon their conversion.

On February 24, 2005, the Court held a preliminary hearing with respect to the Enforcement Motion and ruled that the Automatic Stay barred Kmart from taking any actions to remove us from the stores absent a motion for relief from the Automatic Stay. Accordingly, on March 4, 2005, Kmart filed such motion. On April 6, 2005, the Court heard legal arguments concerning our claim that we have the right to continue to operate in the converted stores. On May 10, 2005 the Court ruled in Kmart's favor and ordered us to vacate the stores at issue by dates certain. We filed a motion asking that the Court reconsider its ruling on this issue. On June 6, 2005 the Court heard legal arguments on this motion but reserved decision.

7.       Liabilities Subject to Compromise

In our condensed consolidated balance sheet, the caption "Liabilities subject to compromise" reflects our current estimate of the amount of pre-petition claims that are subject to restructuring in the Chapter 11 cases. These have been categorized as "Secured liabilities", "Unsecured liabilities" and "Minority interests". Pursuant to Court orders, we have been authorized to pay certain pre-petition operating liabilities incurred in the ordinary course of business and reject certain of our pre-petition obligations. We have notified all known pre-petition creditors of the establishment of a bar date by which creditors must file a proof of claim, which bar date has now passed for all creditors. Differences between liability amounts recorded by us and claims filed by creditors are being reconciled and, if necessary, the Court will make a final determination of allowable claims. We continue to evaluate the amount of our pre-petition liabilities on an ongoing basis and recognize any additional liabilities, which may be material. As a result, "Liabilities subject to compromise" is subject to change.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
May 2005 Monthly Operating Report



8.       Legal Proceedings

The Company and certain of its directors and officers were defendants in several purported class action lawsuits (consolidated into a single action) alleging violations of federal securities laws and breaches of fiduciary duties.

The Company and the named plaintiffs have mutually agreed to resolve the claims made in the several purported class action lawsuits, without any admission of liability, for the amount of $14.3 million, all of which will be funded with insurance proceeds. On June 14, 2005, the court approved the settlement and dismissed the action with prejudice.

9.       Reorganization Expenses- Professional Fees

Professional fees associated with the reorganization, including trustee fees and bankruptcy related services, total $2.0 million and $33.9 million for the current period and filing to date period, respectively. Of this amount, $0.0 million and $9.1 million for the current period and filing to date period, respectively, are included in loss from discontinued Athletic Segment.

10.      Income Taxes

We have established a valuation allowance for substantially all of our deferred tax assets since after considering the information available, it was determined that it is more likely than not that the deferred tax assets would not be realized.

We record a provision (benefit) for taxes on the earnings (losses) of the Company's 51%-owned subsidiaries, as they are not included in the consolidated tax group. The net operating losses of the consolidated tax group are not available to offset the taxable income of these subsidiaries and, accordingly, we provide for federal and state income taxes on these earnings.

A summary of all federal, state and local tax liabilities (both pre and post-petition), is included in "Schedule 4 - Summary of Taxes Payable".

11.      Actuarial Determined Liabilities

We maintain liabilities for various retirement programs for eligible employees. The related liabilities under these programs are estimated using certain actuarially determined assumptions. They may require adjustments in future periods when such assumptions are updated.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
May 2005 Monthly Operating Report



12.      Consolidating Schedules

The Condensed Consolidating reports included as Schedules 1 and 2 reflect the related balance sheets and statements of operations for our reportable segments. Consolidating elimination entries, where applicable, have been included in each of our operating segments and in Corporate. Certain liabilities included in the Corporate Segment may be related to the Meldisco and Athletic Segments and will be allocated in future periods. We allocate various expenses among these operating segments and adjustments, if any, will be reflected in future periods.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
May 2005 Monthly Operating Report


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                      CONDENSED CONSOLIDATING BALANCE SHEET
                                   (Unaudited)
                              (amounts in millions)
                                  May 28, 2005

                                                                                                         SCHEDULE 1

                                                          Athletic        Meldisco
                                                          Division        Division       Corporate         Total
                                                         ------------    -----------    ------------   ------------
ASSETS
------
Current Assets:
    Cash and cash equivalents                            $       0.2     $    205.7     $       0.5    $     206.4
    Amounts due from retail sales                                  -           11.3               -           11.3
    Accounts receivable, net                                       -            3.2             0.6            3.8
    Inventories                                                    -          112.5            (3.2)         109.3
    Prepaid expenses and other current assets                   (0.7)          32.5             0.6           32.4
    Intercompany                                               232.2          340.5          (572.7)             -
                                                         ------------    -----------    ------------   ------------
Total current assets                                           231.7          705.7          (574.2)         363.2

    Property and equipment, net                                    -           32.5               -           32.5
    Intangible assets, net                                         -              -            10.3           10.3
    Deferred charges and other assets                              -            2.4               -            2.4
                                                         ------------    -----------    ------------   ------------
Total Assets                                             $     231.7     $    740.6     $    (563.9)   $     408.4
                                                         ============    ===========    ============   ============

LIABILITIES and SHAREHOLDERS' EQUITY
------------------------------------
Liabilities Not Subject To Compromise:
    Accounts payable                                     $      (1.7)    $     65.7     $         -    $      64.0
    Accrued expenses                                             1.4           34.5            (0.8)          35.1
    Taxes payable                                                2.9            5.4             3.5           11.8
                                                         ------------    -----------    ------------   ------------
Total current liabilities                                        2.6          105.6             2.7          110.9
    Long-term liabilities                                          -           36.9               -           36.9
                                                         ------------    -----------    ------------   ------------
Total liabilities not subject to compromise                      2.6          142.5             2.7          147.8
                                                         ------------    -----------    ------------   ------------
Liabilities subject to compromise:
    Secured liabilities                                            -            7.1               -            7.1
    Unsecured liabilities                                      108.6           47.7             0.1          156.4
    Minority interests                                             -           13.2               -           13.2
                                                         ------------    -----------    ------------   ------------
Total liabilities subject to compromise                        108.6           68.0             0.1          176.7
                                                         ------------    -----------    ------------   ------------

Minority interests                                                 -           18.8               -           18.8
                                                         ------------    -----------    ------------   ------------
Total Liabilities                                              111.2          229.3             2.8          343.3
                                                         ------------    -----------    ------------   ------------

Shareholders' Equity (Deficit):
    Common stock                                                   -              -             0.3            0.3
    Additional paid-in capital                                 269.5          216.8          (143.5)         342.8
    Treasury stock                                                 -              -          (310.6)        (310.6)
    Unearned compensation                                          -           (0.3)              -           (0.3)
    Retained earnings (deficit)                               (149.0)         294.8          (112.9)          32.9
                                                         ------------    -----------    ------------   ------------
Total Shareholders' Equity (Deficit)                           120.5          511.3          (566.7)          65.1
                                                         ------------    -----------    ------------   ------------
Total Liabilities and Shareholders' Equity (Deficit)     $     231.7     $    740.6     $    (563.9)   $     408.4
                                                         ============    ===========    ============   ============

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
May 2005 Monthly Operating Report



                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                 CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
                 For The Period From May 1, 2005 To May 28, 2005
                                   (Unaudited)
                              (amounts in millions)

                                                                                                         SCHEDULE 2

                                                              Athletic      Meldisco
                                                              Division      Division      Corporate         Total
                                                            ------------  ------------   ------------   ------------
Net sales                                                   $         -   $      58.3    $         -    $      58.3
Cost of sales                                                         -          36.3           (0.9)          35.4
                                                            ------------  ------------   ------------   ------------
    Gross profit                                                      -          22.0            0.9           22.9

Store operating, selling, general and
 administrative expenses                                              -          14.6            0.2           14.8
Depreciation and amortization                                         -           0.6              -            0.6
Interest income                                                       -          (0.3)             -           (0.3)
                                                            ------------  ------------   ------------   ------------
    Income before reorganization expenses                             -           7.1            0.7            7.8
                                                            ------------  ------------   ------------   ------------

Reorganization expenses:
    Professional fees                                                 -           2.0              -            2.0
                                                            ------------  ------------   ------------   ------------
    Total reorganization expenses                                     -           2.0              -            2.0
                                                            ------------  ------------   ------------   ------------

    Income before income taxes and minority interests                 -           5.1            0.7            5.8
Provision for income taxes                                            -           0.6              -            0.6
                                                            ------------  ------------   ------------   ------------
    Income before minority interests and
    discontinued operations                                           -           4.5            0.7            5.2

Minority interests in net income of subsidiaries                      -          (1.8)             -           (1.8)
Loss from discontinued Athletic Segment                            (0.1)            -              -           (0.1)
Loss from disposal of Athletic Segment                             (0.1)            -              -           (0.1)
                                                            ------------  ------------   ------------   ------------

Net income (loss)                                           $      (0.2)  $       2.7    $       0.7    $       3.2
                                                            ============  ============   ============   ============

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
May 2005 Monthly Operating Report


                                                                     SCHEDULE 3



Total Disbursements by Debtor Entity
For the Period From May 1, 2005 to May 28, 2005 amounted to $44.995 million.




See attached Exhibit 1 for details on an entity-by-entity basis.

--------------------------------------------------------------------------------

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                        Jointly Administered
                                   Exhibit #1
                               May MOR Schedule 3
                               ------------------



Case No. 04-                    Debtor                                                                Total
                                                                                                  Disbursements

   22350                  Footstar, Inc.                                                                     0
   22351                  Footstar Corporation                                                      19,802,477
   22352                  Apache-Minnesota Thom Mcan, Inc.                                               7,256
   22353                  ATHLETIC ATTIC OF TEXAS, INC.                                                      0
   22354                  Athletic Center, Inc.                                                              0
   22355                  Feet Center, Inc.                                                                  0
   22356                  Feet of Colorado, Inc.                                                             0
   22357                  Footaction Center, Inc.                                                        8,739
   22358                  Footstar Center, Inc.                                                              0
   22359                  FWS I, INC.                                                                       39
   22360                  FWS II, INC.                                                                      39
   22361                  LFD I, INC.                                                                        0
   22362                  LFD II, INC.                                                                       0
   22363                  Mall of America Fan Club, Inc.                                                     0
   22364                  Meldisco H.C., Inc.                                                           37,759
   22365                  Miles Shoes Meldisco Lakewood, Colorado, Inc.                                 18,495
   22366                  SHOE ZONE CENTER, INC.                                                             0
   22367                  STELLAR WHOLESALING, INC.                                                      4,260
   22368                  Nevada Feet, Inc.                                                                100
   22369                  CONSUMER DIRECT WAUSAU, INC.                                                       0
   22370                  CD SERVICES LLC                                                                    0
   22371                  Footstar HQ, LLC                                                                   0
   22372                  FA SALES LLC                                                                       0
   22373                  CDIRECT, INC.                                                                      0
   22374                  LFD Operating, Inc.                                                                0
   22375                  LFD Today, Inc.                                                                    0
   22376                  Feet HQ, Inc.                                                                494,689
   22377                  FA HQ, Inc.                                                                        0
   22378                  AP LLC                                                                             0
   27000                  MELDISCO - MCW 1450 ALA MOANA BLVD., NY., INC.                                     0
   27001                  MELDISCO - MCW 1300 STONERIDGE MALL RD., CA., INC.                                 0
   27002                  MELDISCO - RLG 6001 WINCHESTER RD., TN., INC.                                      0
   27003                  MELDISCO - RLG 5123 TUTTLE CROSSING BLVD., OH., INC.                               0
   27004                  MELDISCO - RLG 5000 MALL ROAD, KY., INC.                                           0
   27005                  MELDISCO - MCW 2801 STEVENS CREEK BLVD., CA., INC.                             1,086
   27006                  MELDISCO - RLG 400 EARNEST W. BARRETT PKWY., GA., INC.                             0
   27007                  MELDISCO - RLG 1300 CUMBERLAND MALL, GA., INC.                                     0
   27008                  MELDISCO - RLG 1300 EAST SHELBY, TN., INC.                                        20
   27009                  MELDISCO - RLG 3393 PEACHTREE RD. NE, GA., INC.                                    0

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   27010                  MELDISCO - RLG 3301 NICHOLASVILLE ROAD, KY., INC.                                  0
   27011                  MELDISCO - RLG 2840 N. GERMANTOWN PKWY., TN., INC.                                 0
   27012                  MELDISCO - RLG 2100 PLEASANT HILL RD., GA., INC.                                   0
   27013                  MELDISCO - RLG 4545 POPLAR RD., TN., INC.                                          0
   27014                  MELDISCO - RLG 4300 ASHFORD DUNWOODY RD., GA., INC.                                0
   27015                  MELDISCO - RLG 4141 EASTON LOOP EAST, OH., INC.                                    0
   27016                  MELDISCO - MCW 4000 SOUTH WEST COURT, MN., INC.                                    0
   27017                  MELDISCO - RLG HUNTINGTON MALL, WV., INC.                                          0
   27018                  MELDISCO - RLG 11356 HAYNES BRIDGE RD., GA., INC.                                  0
   27019                  MELDISCO - RLG 7875 MONTGOMERY RD., OH., INC.                                      0
   27020                  MELDISCO - RLG 6020 E. 82ND ST., IN., INC.                                         0
   27021                  MELDISCO/PAY LESS 10 NORTH EASTERN AVE., NV., INC.                               226
   27022                  MELDISCO/PAY LESS 110 WEST PLATTE AVE., CO., INC                                 128
   27023                  MELDISCO - RA 11801 NORTH SAGINAW ST., MI., INC.                                   0
   27024                  MELDISCO - RA 2022 EAST SPRING ST., IN., INC.                                      0
   27025                  MELDISCO/PAY LESS 1100 VISTA AVE., ID., INC.                                      27
   27026                  MELDISCO/PAY LESS 11385 SOUTH 700 EAST, UT., INC.                                 78
   27027                  MELDISCO/PAY LESS 110 PORT ANGELES, WA., INC.                                    164
   27028                  MELDISCO/PAY LESS 1000 POCATELLO CRK. RD., ID., INC.                             102
   27029                  MELDISCO - MCW 3333 SOUTH BRISTOL ST., CA., INC                                    0
   27030                  MELDISCO - MCW 3251 20TH AVENUE, CA., INC.                                       250
   27031                  MELDISCO - RLG 1500 SOUTHLAKE MALL, GA., INC.                                      0
   27032                  MELDISCO - MCW 4888 NORTH FRESNO ST., CA., INC.                                  448
   27033                  MELDISCO - MCW 21600 HAWTHORNE BLVD., CA., INC.                                  503
   27034                  MELDISCO - MCW 14000 RIVERSIDE DR., CA., INC.                                    380
   27035                  MELDISCO - MCW 13375 NOEL RD., TX., INC.                                           0
   27036                  MELDISCO - MCW 7014 EAST CAMELBACK RD., AZ., INC.                                  0
   27037                  MELDISCO - MCW 6000 SUNRISE BLVD., CA., INC.                                       0
   27038                  MELDISCO - MCW 5100 MEADOWOOD MALL, NV., INC.                                    700
   27039                  MELDISCO - RLG 100 SOUTH HILLS VILLAGE, PA., INC.                                  0
   27040                  SHOE ZONE #8416-PLAZA DEL NORTE FOOTACTION, INC., DBA                              0
   27041                  SHOE ZONE #8415                                                                    0
   27042                  MELDISCO/PAY LESS 36TH ST., BELLINGHAM, WA., INC.                                848
   27043                  SHOE ZONE #8414                                                                    0
   27044                  MELDISCO/PAY LESS 19291 E. QUINCY AVE., CO., INC.                                 81
   27045                  SHOE ZONE FAIRWAY CENTER, INC.                                                     0
   27046                  SHOE ZONE #8418                                                                    0
   27047                  SHOE ZONE 8432, INC.                                                               0
   27048                  MELDISCO/PAY LESS YELM, WA., INC.                                                256
   27049                  MELDISCO/PAY LESS 1300 MADISON ST., WA., INC.                                     36
   27050                  SHOE ZONE 8439, INC.                                                               0
   27051                  MELDISCO/PAY LESS MUKILTEO, WA., INC.                                            270
   27052                  MELDISCO K-M PRESCOTT VALLEY, HWY., #69, AZ., INC.                            13,203
   27053                  MELDISCO/PAY LESS 20320 BALLINGER WAY, NE., WA., INC.                            453
   27054                  MELDISCO/PAY LESS 3905 EAST 104TH AVE., CO., INC.                                  8
   27056                  MELDISCO/PAY LESS 135 3RD. AVE. S.W., WA., INC.                                  134
   27057                  SHOE  ZONE #8411- BENITEZ FOOTACTION, INC., DBA                                    0
   27058                  SHOE ZONE #8412                                                                    0
   27059                  MELDISCO/PAY LESS 4800 YELM HWY. S.E., WA., INC.                                 126

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   27060                  MELDISCO/PAY LESS ELLENSBURG, WA., INC.                                          182
   27061                  MELDISCO/PAY LESS 655 N.W. RICHMOND BEACH RD., WA., INC.                         162
   27062                  SHOE ZONE 8428, INC.                                                               0
   27063                  SHOE ZONE 8421, INC.                                                               0
   27064                  MELDISCO/PAY LESS 12811 MERIDIAN ST E., WA. INC.                                 244
   27065                  MELDISCO/PAY LESS 201 BROADWAY EAST, WA., INC.                                     0
   27067                  SHOE ZONE 8436, INC.                                                               0
   27068                  WESTHEIMER SHOE ZONE, INC.                                                         0
   27069                  SHOE ZONE 8433, INC.                                                               0
   27070                  MELDISCO/PAY LESS 1105 MARTIN LUTHER KING JR. WAY, WA., INC.                       0
   27071                  MELDISCO/PAY LESS 3202 132ND ST., S.E.,WA., INC.                                   0
   27072                  MELDISCO/PAY LESS 11505-C NE FOURTH PLAIN, WA., INC.                               0
   27073                  MELDISCO/PAY LESS BOTHELL WAY, WA., INC.                                         280
   27074                  MELDISCO/PAY LESS MT. VERNON, WA., INC.                                        1,080
   27075                  SUNLAND SHOE ZONE, INC.                                                            0
   27076                  SHOE ZONE #8400                                                                    0
   27077                  SHOE ZONE #8401                                                                    0
   27078                  SHOE ZONE #8402                                                                    0
   27079                  SHOE ZONE #8403                                                                    0
   27080                  MELDISCO/PAY LESS 680-C W. WASHINGTON, WA., INC.                               1,140
   27081                  SHOE ZONE #8419                                                                    0
   27082                  SHOE ZONE #8405- PONCE FOOTACTION, INC., DBA                                       0
   27083                  MELDISCO/PAY LESS 13511 S.E. 3RD WAY, WA., INC.                                    0
   27084                  SHOE ZONE #8406                                                                    0
   27085                  SHOE ZONE #8404                                                                    0
   27086                  SHOE ZONE #8407                                                                    0
   27087                  SHOE ZONE #8409- FONT MARTELO FOOTACTION, INC., DBA                                0
   27088                  SHOE ZONE #8410- ATOCHA FOOTACTION, INC., DBA                                      0
   27089                  SHOE ZONE 8435, INC.                                                               0
   27090                  MELDISCO/PAY LESS CHARLESTON & LAMP, NV., INC.                                   783
   27091                  SHOE ZONE #8475- TUTU PARK FOOTACTION, INC., DBA                                   0
   27092                  MELDISCO - GORD 1200 S.E. ARMY POST RD., IA., INC.                                 0
   27093                  MELDISCO - GORD 1355 S. 5TH ST., MO., INC.                                         0
   27094                  MELDISCO - GORD 10001 GRANT ST., CO., INC.                                         0
   27095                  MELDISCO - GORD 10755 WEST COLFAX AVE., CO., INC.                                  0
   27096                  MELDISCO - GORD 12000 ST. CHARLES ROCK RD., MO., INC.                              0
   27097                  MELDISCO - GORD 13500 A EAST 40 HWY, MO., INC.                                     0
   27098                  MELDISCO - GORD 7011 WEST CENTRAL #300, KS., INC.                                285
   27099                  MELDISCO - GORD 7500 E. KELLOGG, KS., INC.                                       285
   27100                  MELDISCO - GORD 8100 S. 84TH ST., NE., INC.                                        0
   27101                  MELDISCO - BUR 1245 NW 107TH AVE., FL., INC.                                     900
   27102                  MELDISCO - BUR 1777 WEST 49TH ST., FL., INC.                                     900
   27103                  MELDISCO/PAY LESS SANDY, UT., INC.                                               173
   27104                  MELDISCO - GORD 207 N.E. ENGLEWOOD RD., MO., INC.                                  0
   27105                  MELDISCO - GORD 850 E. 23RD ST., NE., INC.                                         0
   27106                  MELDISCO - BUR 7303 DADELAND MALL, FL., INC.                                     900
   27107                  MELDISCO - BUR 4125 CLEVELAND AVE., FL., INC.                                    900
   27108                  MELDISCO - GORD 10001 E. 71ST ST., SOUTH, OK., INC.                                0
   27109                  MELDISCO - GORD 930 S. BURLINGTON, NE., INC.                                       0

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   27110                  MELDISCO - GORD 81 LUDWIG DR., IL., INC.                                          92
   27111                  MELDISCO - GORD 200 CROSSROADS CENTER, IA., INC.                                   0
   27112                  MELDISCO - GORD 17202 LAKESIDE HILLS PLAZA, NE., INC.                              0
   27113                  MELDISCO - GORD 9350 SHERIDAN BLVD., CO., INC.                                     0
   27114                  MELDISCO - GORD 8760 BLUE RIDGE BLVD., MO., INC.                                   0
   27115                  MELDISCO - BUR 9129 WEST ATLANTIC BLVD., FL., INC.                               900
   27116                  KLECKLEY AVENUE SHOE ZONE, INC.                                                  626
   27117                  MELDISCO - MCE 100 MAIN ST., NY., INC.                                             0
   27118                  MELDISCO - GORD 9650 QUIVIRA, KS., INC.                                          285
   27119                  MELDISCO - BM 1601 THIRD AVENUE, WA., INC.                                         0
   27120                  MELDISCO - BM 2525 MAIN STREET, WA., INC.                                          0
   27121                  MELDISCO - GORD 5100 14TH AVE. SW, ND., INC.                                       0
   27122                  MELDISCO - GORD 4401 27TH ST., IL., INC.                                           0
   27123                  MELDISCO - BM 4502 SOUTH STEELE #700, WA., INC.                                    0
   27124                  MELDISCO - GORD 4600 VINE ST., NE., INC.                                           0
   27125                  MELDISCO - GORD 4001 S. LOUISE AVE., SD., INC.                                     0
   27126                  BELLAIRE GESSNER SHOE ZONE, INC.                                                   0
   27127                  MELDISCO - GORD 1800 N. 16TH ST., IA., INC.                                        0
   27128                  SHOE ZONE #8476- HAVENSIGHT FOOTACTION, INC., DBA                                  0
   27129                  MELDISCO - GORD 5808 N. 90TH ST., NE., INC.                                        0
   27130                  MELDISCO - GORD 6451 QUIVIRA RD., KS., INC.                                      285
   27131                  MELDISCO - BM 18700 ALDERWOOD BLVD., WA., INC.                                     0
   27132                  MELDISCO - GORD 901 FORT CROOK RD., NE., INC.                                      0
   27133                  MELDISCO - GORD 1111 ALLEN DR., NE., INC.                                          0
   27134                  MELDISCO - GORD 1400 WEST 22ND, IA., INC.                                          0
   27135                  MELDISCO - BM 401 NORTH EAST NORTHGATE WAY, WA., INC.                              0
   27136                  MELDISCO - GORD 1887 SOUTH YALE, OK., INC.                                         0
   27137                  MELDISCO - BM 400 BELLEVUE SQUARE, WA., INC.                                       0
   27138                  MELDISC0 - MCE 2 SMITH HAVEN MALL, NY., INC.                                       0
   27139                  MELDISCO - MCW 750 WEST 7TH STREET, LOS ANGELES, CA  90017                         0
   27140                  MELDISCO - BM 500 SOUTHCENTER MALL, WA., INC.                                    199
   27141                  MELDISCO - GORD 3501 32ND AVE. S., ND., INC.                                       0
   27142                  MELDISCO - GORD 15892 MANCHESTER RD., MO., INC.                                    0
   27143                  MELDISCO - GORD 14400 E. ALAMEDA AVENUE, CO., INC.                                 0
   27144                  MELDISCO/PAY LESS 101 N. ELY, WA., INC.                                          378
   27145                  MELDISCO W-W 3651 SO. MARYLAND PKWY., NV., INC.                                  241
   27146                  MELDISCO/PAY LESS 10355 FAIRVIEW AVE., ID., INC.                                  62
   27147                  MELDISCO/PAY LESS CANBY, OR., INC.                                               175
   27148                  MELDISCO/PAY LESS CAMPBELL, OR., INC.                                            256
   27149                  MELDISCO/PAY LESS CALIFORNIA AVE., WA., INC.                                     179
   27150                  MELDISCO/PAY LESS BRIDGEPORT WAY WEST, WA., INC.                                   0
   27151                  MELDISCO/PAY LESS BREMERTON, WA., INC.                                           728
   27152                  MELDISCO/PAY LESS BONNEY LAKE, WA., INC.                                         109
   27153                  MELDISCO/PAY LESS BLAINE, WA., INC.                                              792
   27154                  MELDISCO/PAY LESS BAINBRIDGE ISLE, WA., INC.                                     282
   27155                  MELDISCO/PAY LESS ASHLAND, OR., INC.                                             272
   27156                  MELDISCO/PAY LESS ARGONNE RD., WA., INC.                                         193
   27157                  MELDISCO/PAY LESS 1920 LAS VEGAS BLVD. NORTH, NV., INC.                          183
   27158                  MELDISCO/PAY LESS 1980 NORTH CARSON ST., NV., INC.                                75

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   27159                  MELDISCO/PAY LESS 1970 ECHO HOLLOW RD., OR., INC.                                114
   27160                  MELDISCO/PAY LESS 2021 N.W. 185TH ST., OR., INC.                                 186
   27161                  MELDISCO - RA 7211 Elk Grove Blvd., CA., Inc.                                     76
   27162                  MELDISCO/PAY LESS 1001 N. BROADWAY, WA., INC.                                    187
   27163                  MELDISCO - MCE 112 EISENHOWER PARKWAY, NJ., INC.                                   0
   27164                  MELDISCO - MCE 151 WEST 34TH ST., NY., INC.                                        0
   27165                  MELDISCO - MCE 200 COLONIE CENTER, NY., INC.                                       0
   27166                  MELDISCO - MCE 300 LEHIGH VALLEY MALL, PA., INC.                                   0
   27167                  MELDISCO/PAY LESS 1815 E. FLAMINGO RD., NV., INC.                                 62
   27168                  MELDISCO/PAY LESS 1705 W. BROADWAY, ID., INC.                                    164
   27169                  MELDISCO/PAYLESS 610 N.E. 181ST., OR., INC.                                      258
   27170                  MELDISCO - MCE 420 FULTON ST., NY., INC.                                           0
   27171                  MELDISCO - MCE 450 WASHINGTON ST., MA., INC.                                     150
   27172                  MELDISCO/PAY LESS 11012 E. CANYON RD. #37, WA., INC.                              43
   27173                  MELDISCO/PAY LESS 10103 EVERGREEN WAY, WA., INC.                                 316
   27174                  MELDISCO - MCE 40 MALL DRIVE EAST, NJ., INC.                                       0
   27175                  MELDISCO - MCE 90-1 QUEENS BLVD., NY., INC.                                        0
   27176                  MELDISCO/PAY LESS ANACORTES, WA., INC.                                           730
   27177                  MELDISCO/PAY LESS ALOHA, OR., INC.                                               277
   27178                  MELDISCO/PAY LESS ABERDEEN, WA., INC.                                            429
   27179                  MELDISCO/PAY LESS  1310 HWY. 101, OR., INC.                                      291
   27180                  Meldisco-MCW 275 Kaahumanu Ave., Hi., Inc.                                         0
   27181                  MELDISCO/PAY LESS ALLEN BLVD., OR., INC.                                         255
   27182                  MELDISCO - MCW 341 SUN VALLEY MALL, CA., INC.                                      0
   27183                  MELDISCO/PAY LESS STE. E, TIGARD, OR., INC.                                      682
   27184                  MELDISCO - MCE ROCKAWAY TOWN SQUARE MALL, NJ., INC.                                0
   27185                  MELDISCO - MCE ROUTE 38 & HADDONFIELD RD., NJ., INC.                               0
   27186                  MELDISCO - MCE ROUTE 59 NANUET MALL, NY., INC.                                     0
   27187                  MELDISCO - MCE BALTIMORE PIKE & SPROUL RD., PA., INC.                              0
   27188                  ROCKLAND PLAZA SHOE ZONE, INC.                                                     0
   27189                  NORTHLINE MALL SHOE ZONE, INC.                                                     0
   27190                  MELDISCO - GORD 1901 N. MARKET ST., IL., INC.                                      0
   27191                  MELDISCO - GORD 2500 TRANSIT AVE., IA., INC.                                       0
   27192                  MELDISCO - MCW 414 K ST., CA., INC.                                                0
   27193                  MELDISCO - GORD 2201 WEST MEMORIAL RD., OK., INC.                                  0
   27194                  MELDISCO - MCW 500 VINTAGE FAIRE, CA., INC                                         0
   27195                  MELDISCO - MCE NORTH SHORE MALL ROUTE 114, MA., INC.                             150
   27196                  SHARPSTOWN SHOE ZONE, INC.                                                         0
   27197                  MELDISCO/PAY LESS SOUTH YAKIMA AVE. #A, WA., INC.                                309
   27198                  MELDISCO/PAY LESS SOUTH GRADY WAY, WA., INC.                                     188
   27199                  MELDISCO/PAY LESS SILVERDALE, WA., INC.                                          235
   27200                  MELDISCO/PAY LESS PORT ANGELES, WA., INC.                                        221
   27201                  MELDISCO - MCW 98-205 KAONOHI ST., NY., INC.                                       0
   27202                  MELDISCO - MCW 100 DEL MONTE CENTER, CA., INC.                                     0
   27203                  MELDISCO - MCW 170 O'FARRELL ST., CA., INC.                                      561
   27204                  MELDISCO - MCW 200 EAST CYPRESS AVENUE, CA., INC.                                386
   27205                  MELDISCO - MCW 200 WESTMINSTER MALL, CA., INC.                                     0
   27206                  MELDISCO - MCW 300 STANFORD MALL, CA., INC.                                        0
   27207                  MELDISCO - MCW 301 HILLSDALE MALL, CA., INC.                                       0

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   27208                  MELDISCO/PAY LESS 9200 RAINIER AVE. SOUTH, WA., INC.                             477
   27209                  MELDISCO/PAY LESS 860 NO. FAIRFIELD RD., UT., INC.                                71
   27210                  MELDISCO/PAY LESS 1400 W. 6TH ST., OR., INC.                                       0
   27211                  MELDISCO/PAY LESS 1268 LEE BLVD., WA., INC.                                      445
   27212                  MELDISCO/PAY LESS 1515 MARVIN RD. N.E., WA., INC.                                 80
   27213                  MELDISCO/PAY LESS 1642 WILLIAMS HWY., OR., INC.                                  156
   27214                  MELDISCO/PAY LESS 1560 COBURG RD., OR., INC.                                       0
   27215                  MELDISCO/PAY LESS 1555 N.E. DIVISION, OR., INC.                                  138
   27216                  MELDISCO/PAY LESS 1651 S.W. ODEM MEDO RD., OR., INC.                             565
   27217                  MELDISCO/PAY LESS 1645 E. HARBOR ST., OR., INC.                                  714
   27218                  MELDISCO/PAY LESS 1814 N.E. 41ST ST., OR., INC.                                   33
   27219                  MELDISCO/PAY LESS 1509 AUBURN WAY SO., WA., INC.                                   0
   27220                  MELDISCO - GORD 2590 HUBBELL AVE., IA., INC.                                       0
   27221                  MELDISCO - GORD 3000 NW 59TH ST., OK., INC.                                        0
   27222                  MELDISCO - GORD 3303 S. CAMPBELL AVE., MO., INC.                                   0
   27223                  MELDISCO - GORD 3231 SOUTH VETERAN'S PARK, IL., INC.                               0
   27224                  MELDISCO/PAY LESS WOODINVILLE, WA., INC.                                         334
   27225                  MELDISCO/PAY LESS WILSONVILLE RD., OR., INC.                                     195
   27226                  MELDISCO/PAY LESS WESTWOOD VILLAGE WAY, WA., INC.                                574
   27227                  MELDISCO/PAY LESS WEST NOB HILL BLVD., WA., INC.                                 154
   27228                  MELDISCO - MCE WALT WHITMAN MALL, NY., INC.                                        0
   27229                  MELDISCO/PAY LESS VALLEY N. S/C, WA., INC.                                       115
   27230                  MELDISCO/PAY LESS TRIANGLE SHOPPING CTR., WA., INC.                              352
   27231                  MELDISCO - MCW 555 BROADWAY AVENUE, CA., INC.                                      0
   27232                  MELDISCO/PAY LESS PORT ORCHARD, WA., INC.                                        315
   27233                  MELDISCO/PAY LESS PULLMAN, WA., INC.                                              82
   27234                  MELDISCO/PAY LESS RENTON, WA., INC.                                                0
   27235                  MELDISCO - MCE 5400 AVENUE U, NY., INC.                                            0
   27236                  MELDISCO - MCE 4401 BLACK HORSE PIKE, NJ., INC.                                    0
   27237                  MELDISCO - MCE 4298 MILLENIA BLVD., FL., INC.                                    900
   27238                  MELDISCO - MCE 3710 HIGHWAY 9 SOUTH, NJ., INC.                                     0
   27239                  MELDISCO - MCE 1201 HOOPER AVENUE, NJ., INC.                                       0
   27240                  MELDISCO - MCE GREEN ACRES MALL, NY., INC.                                         0
   27241                  MELDISCO - MCE MONMOUTH MALL, NJ., INC.                                            0
   27242                  MELDISCO/PAY LESS STANWOOD, WA., INC.                                            739
   27243                  MELDISCO/PAY LESS 660 E. BOISE AVE., ID., INC.                                    57
   27244                  MELDISCO/PAY LESS 461 WEST WILLIAMS AVE., NV., INC.                              210
   27245                  MELDISCO/PAY LESS 1430 N.W. GARDEN VALLEY BLVD., OR., INC.                       370
   27246                  MELDISCO/PAY LESS 181 N.E. HAMPE WAY, WA., INC.                                  111
   27247                  MELDISCO/PAY LESS 1139 ADDISON AVE. E., ID., INC.                                145
   27248                  MELDISCO/PAY LESS 12TH ST, CO., INC.                                             189
   27249                  MELDISCO/PAY LESS 1300 EAST 12300 SO., UT., INC.                                 139
   27250                  MELDISCO/PAY LESS EAST 810-29TH AVE., WA., INC.                                  205
   27251                  MELDISCO/PAY LESS COLUMBIA CTR., WA., INC.                                       133
   27252                  MELDISCO/PAY LESS COOPER POINT RD., WA., INC.                                    256
   27253                  MELDISCO/PAY LESS EAST 2929, SPOKANE, WA., INC.                                  331
   27254                  MELDISCO/PAY LESS 1201 U.S. HWY. 99, OR., INC.                                   400
   27255                  MELDISCO/PAY LESS 1900 S.W. COURT PLACE, OR., INC.                                78
   27256                  MELDISCO/PAY LESS 922 N.W. CIRCLE BLVD., OR., INC.                               321

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   27257                  MELDISCO/PAY LESS HAMPDEN AVE., CO., INC.                                        136
   27258                  MELDISCO/PAY LESS NORTHGLENN, CO., INC.                                          141
   27259                  MELDISCO/PAY LESS HARRISVILLE, UT., INC.                                         220
   27260                  MELDISCO/PAY LESS 598 N. WILBUR AVE., WA., INC.                                   68
   27261                  MELDISCO/PAY LESS 501 S.W. 148TH, WA., INC.                                      473
   27262                  MELDISCO/PAY LESS 435 LIBERTY ST., OR., INC.                                       0
   27263                  MELDISCO/PAY LESS 333 WESTFIELD ST., OR., INC.                                     0
   27264                  MELDISCO/PAY LESS LEWISTON CENTER, ID., INC.                                      18
   27265                  MELDISCO/PAY LESS 4920-A EVERGREEN, WA., INC.                                    367
   27266                  MELDISCO/PAY LESS 5431 S.W. BVRTN/HILLSDALE HWY., OR., INC.                      191
   27267                  MELDISCO/PAY LESS 5452 RIVER RD. N., OR., INC.                                   357
   27268                  MELDISCO/PAY LESS 5606 SUMMIT VIEW AVE., WA., INC.                               254
   27269                  MELDISCO/PAY LESS 6802 SOUTH 19TH ST., WA., INC.                                 208
   27270                  MELDISCO/PAY LESS 7500-A 196TH ST., WA., INC.                                    547
   27271                  MELDISCO/PAY LESS 9820 N.E. 132ND ST., WA., INC.                                  98
   27272                  MELDISCO/PAY LESS 802 THIRD AVE., WA., INC.                                        0
   27273                  MELDISCO/PAY LESS 831 LANCASTER DR. N.E., OR., INC.                              282
   27274                  MELDISCO/PAY LESS 900 E. MERIDAN #23, WA., INC.                                  467
   27275                  MELDISCO/PAY LESS YUMA, AZ., INC.                                                 28
   27276                  MELDISCO/PAY LESS 251 MARYSVILLE MALL, WA., INC.                                 294
   27277                  MELDISCO/PAY LESS 7714 DIVISION N., WA., INC.                                     29
   27278                  MELDISCO/PAY LESS 8121-80TH NW. ST., WA., INC.                                   306
   27279                  MELDISCO/PAY LESS NO. STATE ST., UT., INC.                                        69
   27280                  MELDISCO/PAY LESS JEWELL AVE., CO., INC.                                         121
   27281                  MELDISCO/PAY LESS IRONWOOD DR., ID., INC.                                        197
   27282                  MELDISCO/PAY LESS HOLLADAY, UT., INC.                                            136
   27283                  MELDISCO/PAY LESS 4514 REGAL ST., WA., INC.                                      157
   27284                  MELDISCO/PAY LESS LAKE MEAD, NV., INC.                                           126
   27285                  MELDISCO/PAY LESS NORTH 900 WEST, UT., INC.                                       70
   27286                  MELDISCO/PAY LESS 230 KESLO DR., WA., INC.                                       351
   27287                  MELDISCO/PAY LESS 215 N. 4TH ST., WA., INC.                                       50
   27288                  MELDISCO/PAY LESS 8156 GUIDE MERIDIAN R., WA., INC.                              472
   27289                  MELDISCO/PAY LESS 4535 UNIVERSITY WAY, WA., INC.                                   8
   27290                  MELDISCO/PAY LESS 601 PIONEER WAY, WA., INC.                                     100
   27291                  MELDISCO/PAY LESS 319 PIKE ST., WA., INC.                                        122
   27292                  MELDISCO/PAY LESS 981 MEDFORD CTR., OR., INC.                                    417
   27293                  MELDISCO/PAY LESS 930 HWY. 396 S., OR., INC.                                     125
   27294                  MELDISCO/PAY LESS MERIDIAN, ID., INC.                                            164
   27295                  MELDISCO/PAY LESS LITTLETON, CO., INC.                                           194
   27296                  MELDISCO - GORD 3860 ELMORE AVE., IA., INC.                                        0
   27297                  MELDISCO - GORD 3245 TOPEKA BLVD., KS., INC.                                     285
   27298                  MELDISCO/PAY LESS 5520 NORTH DIVISION, WA., INC.                                 183
   27299                  MELDISCO/PAY LESS TOTEM LAKE BLVD., WA., INC.                                     71
   27300                  MELDISCO/PAY LESS 205 PINE ST., WA., INC.                                        875
   27301                  MELDISCO/PAY LESS LORENZI BLVD., NV., INC.                                       195
   27302                  MELDISCO - MCE 7 BACKUS AVENUE, CT., INC.                                          0
   27303                  MELDISCO/PAY LESS 8500-35TH AVE. NE., WA., INC.                                  490
   27304                  Galleria Pavilion Feet, Inc.                                                       0
   27305                  MELDISCO/PAY LESS 57 W. 29TH AVE., OR., INC.                                   1,273

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   27306                  MELDISCO K-M MCGALLIARD RD IND INC                                            13,701
   27307                  MELDISCO K-M LANCASTER, OHIO, INC.                                            15,583
   27308                  MELDISCO K-M MIAMI, FLA., INC.                                                31,019
   27309                  MELDISCO K-M MADAWASKA, MAINE, INC.                                            5,864
   27310                  MELDISCO K-M MARATHON, FLA., INC.                                             15,601
   27311                  MELDISCO K-M MARTINEZ, GA., INC.                                              10,050
   27312                  MELDISCO K-M JESUP, GA., INC.                                                 11,245
   27313                  MELDISCO K-M INDIAN RIPPLE RD., OHIO, INC.                                     9,460
   27314                  MELDISCO K-M HURON, S.D., INC.                                                 8,524
   27315                  MELDISCO K-M HOLYOKE, MASS., INC.                                             24,989
   27316                  MELDISCO K-M HIGHWAY 58, TENN., INC.                                           6,850
   27317                  MELDISCO K-M CONNERSVILLE IND INC                                              6,395
   27318                  MELDISCO K-M LACEY, WASH., INC.                                               13,169
   27319                  MELDISCO K-M KINGMAN, ARIZ., INC.                                             12,914
   27320                  MELDISCO K-M MIDDLETOWN, OHIO, INC.                                            9,638
   27321                  MELDISCO K-M MONTGOMERY BLVD., N. M., INC.                                     8,910
   27322                  MELDISCO K-M MOORESTOWN, N.J., INC.                                           14,174
   27323                  MELDISCO K-M LAKE ST., MINN., INC.                                            35,791
   27324                  MELDISCO K-M DEPEW, N.Y., INC.                                                24,123
   27325                  MELDISCO K-M DAVENPORT, IA., INC.                                              4,837
   27326                  MELDISCO K-M GRANDVIEW BLVD., PA., INC.                                        9,492
   27327                  MELDISCO K-M FRANKFORT, KY., INC.                                              7,495
   27328                  MELDISCO K-M FAIRHAVEN, MASS., INC.                                           25,867
   27329                  MELDISCO K-M ELKTON, MD., INC.                                                12,069
   27330                  MELDISCO K-M DOUGLASVILLE, GA., INC.                                           9,080
   27331                  MELDISCO K-M SMITHFIELD, N.C., INC.                                            9,322
   27332                  MELDISCO K-M HERTEL AVE., N.Y., INC.                                          23,886
   27333                  MELDISCO K-M STRAFFORD-WAYNE, PA., INC.                                        8,800
   27334                  MELDISCO K-M SPRINGFIELD, ORE., INC.                                               0
   27335                  MELDISCO K-M SOLON, OHIO, INC.                                                12,536
   27336                  MELDISCO K-M ALGONA, IOWA, INC.                                                8,955
   27337                  CRYSTAL LAKE, ILL., MELDISCO K-M, INC.                                        12,515
   27338                  MELDISCO K-M WOODBURY AVE., N.H., INC.                                        10,717
   27339                  MELDISCO K-M THIEF RIVER FALLS, MINN., INC.                                   16,435
   27340                  MELDISCO K-M SUPERIOR, WISC., INC.                                             7,312
   27341                  MELDISCO K-M ANAHEIM, CAL., INC.                                              20,185
   27342                  MELDISCO K-M BEAUFORT, S.C., INC.                                             11,943
   27343                  MELDISCO K-M AURORA AVE., WASH., INC.                                         19,566
   27344                  MELDISCO K-M ARAMINGO AVE., PA., INC.                                         40,212
   27345                  MELDISCO/PAY LESS SE DIVISION ST., OR., INC.                                      16
   27346                  MELDISCO/PAY LESS 15801 PACIFIC AVE., WA., INC.                                  140
   27347                  MELDISCO/PAY LESS 2680 S. SANTIAM HWY., OR., INC.                                 96
   27348                  MELDISCO/PAY LESS 2603 THIRD AVE., WA., INC.                                     176
   27349                  MELDISCO/PAY LESS 2515 MAIN ST., WA., INC.                                       238
   27350                  MELDISCO/PAY LESS 15100 S.E. 38TH ST., WA., INC.                                 249
   27351                  MELDISCO/PAY LESS 11190 S.W. BARNES RD., OR., INC.                               238
   27352                  MELDISCO/PAYLESS LAS VEGAS, NV., INC.                                             77
   27353                  MELDISCO/PAY LESS SECOND & ANDERSON, OR., INC.                                    42
   27354                  MELDISCO/PAY LESS 16232 EVERETT HWY., WA., INC.                                  151

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   27355                  MELDISCO/PAY LESS MILTON FREEWATER, OR., INC.                                     60
   27356                  MELDISCO/PAY LESS MID-VALLEY MALL BLK C #1, WA., INC.                            100
   27357                  MELDISCO/PAY LESS 17051 S.E. 272 ST. #24, WA., INC.                              356
   27358                  MELDISCO/PAY LESS 18600-B 33RD AVE., WA., INC.                                   185
   27359                  MELDISCO/PAY LESS 19107 BOTHELL WAY, WA., INC.                                    37
   27360                  MELDISCO/PAY LESS GUIDE-MERIDAN AVE., WA., INC.                                  523
   27361                  MELDISCO/PAY LESS GRAVELLY LAKE DR., WA., INC.                                    92
   27362                  MELDISCO/PAY LESS OREGON CITY S/C, OR., INC.                                     378
   27363                  MELDISCO/PAY LESS 2440 S.E. 39TH ST., OR., INC.                                  155
   27364                  MELDISCO/PAY LESS NORTH PEARL ST., WA., INC.                                     120
   27365                  MELDISCO/PAY LESS 16261-3 HWY. 101, OR., INC.                                    447
   27366                  MELDISCO/PAY LESS 3208 N.E. SUNSET RD., WA., INC.                                373
   27367                  MELDISCO/PAY LESS 2740 S. SIXTH ST., OR., INC.                                    84
   27368                  MELDISCO/PAY LESS 3055 CEDAR HILLS BLVD., OR., INC.                               90
   27369                  MELDISCO/PAY LESS 2707 RAINIER AVE., WA., INC.                                   501
   27370                  MELDISCO/PAY LESS GRANTS PASS S/C, OR., INC.                                     290
   27371                  MELDISCO/PAY LESS GRANDE RONDE PLAZA, OR., INC.                                  116
   27372                  MELDISCO/PAY LESS EDMONDS, WA., INC.                                             425
   27373                  MELDISCO/PAY LESS 22631 BOTHELL WAY S.E., WA., INC.                              319
   27374                  MELDISCO/PAY LESS 2507 WELLESLEY AVE., WA., INC.                                 175
   27375                  MELDISCO/PAY LESS GEORGE WASHINGTON WAY, WA., INC.                               122
   27376                  MELDISCO/PAY LESS FLAMINGO & RAINBOW, NV., INC.                                  850
   27377                  MELDISCO/PAY LESS 12080 S.W. MAIN, OR., INC.                                     323
   27378                  MELDISCO/PAY LESS 12240 SW SCHOLLS FERRY RD., OR., INC.                          185
   27379                  MELDISCO/PAY LESS 13201 AURORA AVE. N., WA., INC.                                473
   27380                  MELDISCO/PAY LESS 14880 N.E. 24TH ST., WA., INC.                                 116
   27381                  MELDISCO/PAY LESS 17220 REDMOND WAY, WA., INC.                                   175
   27382                  MELDISCO/PAY LESS ENUMCLAW, WA., INC.                                            449
   27383                  MELDISCO/PAY LESS GILLMAN BLVD., WA., INC.                                       245
   27384                  MELDISCO/PAY LESS 11930 S.E. DIVISION ST., OR., INC.                             310
   27385                  MELDISCO/PAY LESS 12002 SE SUNNYSIDE RD., OR., INC.                              161
   27386                  MELDISCO/PAY LESS SEASIDE, OR., INC.                                             690
   27387                  MELDISCO/PAY LESS EAST 3RD ST., OR., INC.                                        426
   27388                  MELDISCO/PAY LESS EAST 12115 SPRAGUE AVE., WA., INC.                             104
   27389                  MELDISCO/PAY LESS NORTH BEND, OR., INC.                                          220
   27390                  MELDISCO/PAY LESS LAKE STEVENS, WA., INC.                                        342
   27391                  MELDISCO/PAY LESS 8005 S. VIRGINIA ST., NV., INC.                                170
   27392                  MELDISCO/PAY LESS 7000 SO., UT., INC.                                            152
   27393                  MELDISCO/PAY LESS 7670 FAIRVIEW AVE., ID., INC.                                  219
   27394                  MELDISCO/PAY LESS 7575 W. VEGAS DR., NV.,INC.                                      8
   27395                  MELDISCO/PAY LESS 7020 W. STATE ST., ID., INC.                                    29
   27396                  MELDISCO/PAY LESS 5486 SUN VALLEY BLVD., NV., INC.                                98
   27397                  MELDISCO/PAY LESS 6686 E. LAKE MEAD BLVD., NV., INC.                              40
   27398                  MELDISCO/PAY LESS 5673 SO. 1900 W., UT., INC.                                    190
   27399                  MELDISCO/PAY LESS 5675 S. RAINBOW BLVD., NV., INC.                               242
   27400                  MELDISCO/PAY LESS 6100 W. VEGAS DR., NV., INC.                                   220
   27401                  MELDISCO/PAY LESS 2992 "F" RD., CO., INC.                                        187
   27402                  MELDISCO/PAY LESS 3115 NORTH LAS VEGAS BLVD., NV., INC.                          218
   27403                  MELDISCO/PAY LESS 3300 SO., UT., INC.                                            108

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   27404                  MELDISCO/PAY LESS W. PULLMAN RD., ID., INC.                                      136
   27405                  MELDISCO/PAY LESS E. MISSISSIPPI, CO., INC.                                       45
   27406                  MELDISCO/PAY LESS EAST WINDMILL LANE, NV., INC.                                  948
   27407                  MELDISCO/PAY LESS FOOTHILLS, CO., INC.                                            89
   27408                  MELDISCO/PAY LESS GIG HARBOR, WA., INC.                                          453
   27409                  MELDISCO/PAY LESS 1695 ROBB DRIVE, NV., INC.                                      72
   27410                  MELDISCO/PAY LESS SEDONA, AZ., INC.                                              787
   27411                  MELDISCO/PAY LESS SO. 9TH E., UT., INC.                                          183
   27412                  MELDISCO/PAY LESS SOUTH 7TH E., UT., INC.                                        121
   27413                  MELDISCO/PAY LESS SPRINGCREEK,WY.,INC.                                             0
   27414                  MELDISCO/PAY LESS ST. GEORGE, UT., INC.                                          107
   27415                  MELDISCO/PAY LESS TAYLORSVILLE, UT., INC.                                         31
   27416                  MELDISCO/PAY LESS 178 W. ELLENDALE AVE., OR., INC.                                35
   27417                  MELDISCO/PAY LESS 1550 NORTH STATE ST., UT., INC.                                 20
   27418                  MELDISCO/PAY LESS 1350 POMERELLE AVE., ID., INC.                                  20
   27419                  MELDISCO/PAY LESS 1410 EAST PRATER WAY, NV., INC.                                121
   27420                  MELDISCO/PAY LESS 1515 NORTHGATE MILE, ID., INC.                                 120
   27421                  MELDISCO/PAY LESS 1515 W. CRAIG RD., NV., INC.                                    35
   27422                  MELDISCO/PAY LESS 1515 W. STATE ST., ID., INC.                                   194
   27423                  MELDISCO/PAY LESS 19861 STATE ROUTE 2, WA., INC.                                 430
   27424                  MELDISCO/PAY LESS 19475 7TH AVE. N.E., WA., INC.                               1,530
   27425                  MELDISCO/PAY LESS LAKE OSWEGO, OR., INC..                                        401
   27426                  MELDISCO/PAY LESS LACEY, WA., INC.                                               220
   27427                  MELDISCO/PAY LESS ISSAQUAH, WA., INC.                                              0
   27428                  MELDISCO/PAY LESS HOOD RIVER, OR., INC.                                           29
   27429                  MELDISCO/PAY LESS FACTORIA SQ., WA., INC.                                        268
   27430                  MELDISCO/PAY LESS EAST WISHKAH, WA., INC.                                        211
   27431                  MELDISCO/PAY LESS 22311 MOUNTAIN HIGHWAY EAST, WA., INC.                         108
   27432                  MELDISCO/PAY LESS 18022 6TH AVE. NE., WA., INC.                                  205
   27433                  MELDISCO/PAY LESS 11601 WEST BOWLES AVE., CO., INC.                               38
   27434                  MELDISCO/PAY LESS 130-20TH AVE., WA., INC.                                       454
   27435                  MELDISCO/PAY LESS ARAPAHOE, CO., INC.                                            248
   27436                  MELDISCO/PAY LESS 20901 E. SMOKY HILL RD., CO., INC.                             163
   27437                  MELDISCO/PAY LESS COLFAX, CO., INC.                                               73
   27438                  MELDISCO/PAY LESS CENTRAILA, WA., INC.                                           263
   27439                  MELDISCO/PAY LESS BROADWAY, CO., INC.                                             91
   27440                  MELDISCO/PAY LESS 9350 WEST SAHARA AVE., NV., INC.                             1,036
   27441                  MELDISCO/PAY LESS 8675 SOUTH QUEBEC ST., CO., INC.                                 0
   27442                  MELDISCO/PAY LESS 24044 104TH AVE. S.E., WA., INC.                               160
   27443                  MELDISCO/PAY LESS 8611 SPRING MOUNTAIN RD., NV., INC.                             55
   27444                  MELDISCO/PAY LESS 3460 SO. 5600 WEST, UT., INC.                                   42
   27445                  MELDISCO/PAY LESS 3485 LAKE MEAD BLVD., NV., INC.                                111
   27446                  MELDISCO/PAY LESS 3830 W. SAHARA, NV., INC.                                      681
   27447                  MELDISCO/PAY LESS 4911 CRAIG RD., NV., INC.                                      127
   27448                  MELDISCO/PAY LESS CALDWELL, ID., INC.                                             62
   27449                  MELDISCO/PAY LESS BLACKFOOT, ID., INC.                                             0
   27450                  MELDISCO/PAY LESS BOULDER, CO., INC.                                              46
   27451                  MELDISCO/PAY LESS BOUNTIFUL, UT., INC.                                            89
   27452                  MELDISCO/PAY LESS BRINGHAM CITY, UT., INC.                                        26

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   27453                  MELDISCO/PAY LESS 5230 FRANKLIN RD., ID., INC.                                     0
   27454                  MELDISCO/PAY LESS OREM, UT., INC.                                                 78
   27455                  MELDISCO/PAY LESS RAINBOW BLVD., NV., INC.                                       357
   27456                  MELDISCO/PAY LESS 20518-108TH AVE. SE., WA., INC.                                151
   27457                  MELDISCO/PAY LESS LINCOLN CITY, OR., INC.                                      1,316
   27458                  MELDISCO/PAY LESS 2131 S.W. 336TH, WA., INC.                                     235
   27459                  MELDISCO/PAY LESS 2336 N. COAST HWY., OR., INC.                                  353
   27460                  MELDISCO/PAY LESS 2425 S.E. TUALATIN VALLEY, OR., INC.                           179
   27461                  MELDISCO/PAY LESS 2050 E. THIRD ST., OR., INC.                                    50
   27462                  MELDISCO/PAY LESS COLORADO BLVD., CO., INC.                                      152
   27463                  MELDISCO/PAY LESS DENVER, CO., INC.                                              146
   27464                  MELDISCO/PAY LESS GLENWOOD SPRING, CO., INC.                                      59
   27465                  MELDISCO/PAY LESS GREELEY, CO., INC.                                             126
   27466                  MELDISCO/PAY LESS GREENVALLEY PKWY., NV., INC.                                   263
   27467                  MELDISCO/PAY LESS 8500 S. EASTERN BLVD., NV., INC.                               117
   27468                  MELDISCO/PAY LESS 2100 SO. 23RD E., UT., INC.                                    139
   27469                  MELDISCO/PAY LESS 2513 S. NELLIS BLVD., NV., INC.                                 95
   27470                  MELDISCO/PAY LESS 4975 EAST TROPICANA AVE., NV., INC.                            197
   27471                  MELDISCO/PAY LESS 700 S.E. 3RD ST., OR., INC.                                     97
   27472                  MELDISCO/PAY LESS 785 S. COLUMBIA RIVER HWY., OR., INC.                          418
   27473                  MELDISCO/PAY LESS 1327 HWY. 395, NV., INC.                                       542
   27474                  MELDISCO/PAY LESS 120-106TH AVE. NE., WA., INC.                                  276
   27475                  MELDISCO/PAY LESS 1524 BIRCHWOOD AVE., WA., INC.                                 315
   27476                  MELDISCO/PAY LESS 4346 N.E. CULLY BLVD., OR., INC.                               275
   27477                  MELDISCO/PAY LESS 1235 WAVERLY DR. S.E., OR., INC.                               347
   27478                  MELDISCO/PAY LESS 1231 AUBURN WAY, WA., INC.                                     263
   27479                  MELDISCO/PAY LESS 1225 E. SUNSET DR. ST. 110, WA., INC.                          334
   27480                  MELDISCO/PAY LESS 451 DIENHARD LANE, ID., INC.                                   240
   27481                  MELDISCO/PAY LESS 333 N. SANDHILL BLVD., NV., INC.                             1,289
   27482                  MELDISCO/PAY LESS 28TH ST., CO., INC.                                             67
   27483                  MELDISCO/PAY LESS 26200 PACIFIC HWY. SO., WA., INC.                              355
   27484                  MELDISCO/PAY LESS 31009 PACIFIC HWY., WA., INC.                                  137
   27485                  MELDISCO/PAY LESS 1ST AVE., CO., INC.                                             13
   27486                  MELDISCO/PAY LESS 75 WEST PRAIRIE AVE., ID., INC.                                251
   27487                  MELDISCO/PAY LESS 950 IRON HORSE DR., UT., INC.                                  142
   27488                  MELDISCO/PAY LESS 1323 EAST MAIN AVE., WA., INC.                                 329
   27489                  MELDISCO/PAY LESS 750 16TH ST., CO., INC.                                          8
   27490                  MELDISCO/PAY LESS 819 N. MAIN ST., UT., INC.                                     174
   27491                  MELDISCO/PAY LESS 1400 W. PARK PLAZA, OR., INC.                                   73
   27492                  MELDISCO/PAY LESS 4500 COMMERCIAL STREET S.E., OR., INC.                         233
   27493                  MELDISCO/PAY LESS 24TH ST., UT., INC.                                            190
   27494                  MELDISCO/PAY LESS 635 EAST, UT., INC.                                             57
   27495                  MELDISCO/PAY LESS 600 W. CATALENA DR., AZ., INC.                                 134
   27496                  MELDISCO/PAY LESS 11907 W. ALAMEDA PARKWAY, CO., INC.                            115
   27497                  MELDISCO/PAY LESS 4220 WHEATON VALLEY WAY N.E., WA., INC.                        100
   27498                  MELDISCO/PAY LESS 3704-172ND NE. #F, WA., INC.                                   370
   27499                  MELDISCO/PAY LESS 606 OMACHE DR., RT.2, BOX 2101, WA., INC.                       78
   27500                  Valley View Shopping Ctr. Footaction, Inc.                                         0
   27501                  Washington Footaction, Inc.                                                        0

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   27502                  Southwest Center Footaction, Inc.                                              2,100
   27503                  MELDISCO K-M MURRELLS INLET, SC., INC.                                        13,095
   27504                  La Plaza Mall Footaction, Inc.                                                   300
   27505                  BERKLEY MALL FOOTACTION, INC.                                                    746
   27506                  Parkdale Mall Footaction, Inc.                                                 2,100
   27507                  Ocean County Mall Footaction, Inc.                                                 0
   27508                  Puente Hills Footaction, Inc.                                                  2,198
   27509                  Mall of Americas Footaction, Inc.                                                  0
   27510                  Mall St. Vincent Footaction, Inc.                                                  0
   27511                  Forest Village Park Footaction, Inc.                                               0
   27512                  Washington Square Footaction, Inc.                                                 0
   27513                  Acadiana Footaction, Inc.                                                          0
   27514                  Albany Mall Footaction, Inc.                                                       0
   27515                  Albuquerque Footaction, Inc.                                                       0
   27516                  Aurora Footaction, Inc.                                                            0
   27517                  Baldwin Hills Footaction, Inc.                                                 2,683
   27518                  Bergen Footaction, Inc.                                                            0
   27519                  The Parks Footaction, Inc.                                                     1,400
   27520                  Stony Brook Footaction, Inc.                                                       0
   27521                  St. Louis Center Footaction, Inc.                                                  0
   27522                  South Park Mall Footaction, Inc.                                               1,400
   27523                  COLUMBIA FOOTACTION, INC.                                                          0
   27524                  Collin Creek Footaction, Inc.                                                      0
   27525                  Birchwood Mall Footaction, Inc.                                                    0
   27526                  Hanes Mall Footaction, Inc.                                                      691
   27527                  Tulsa Promenade Footaction, Inc.                                                   0
   27528                  MELDISCO - MCE 100 PARAMUS PARK, NJ., INC.                                         0
   27529                  Westfarms Open Country, Inc.                                                       0
   27530                  Cumberland Mall Footaction, Inc.                                                   0
   27531                  Eagle Ridge Footaction, Inc.                                                       0
   27532                  Almeda Footaction, Inc.                                                            0
   27533                  EASTLAND MALL FOOTACTION, INC.                                                 2,706
   27534                  Edison Mall Footaction, Inc.                                                       0
   27535                  Topanga Footaction, Inc.                                                           0
   27536                  So. Orange Ave. Open Country, Inc.                                                 0
   27537                  MELDISCO K-M 901-99 MARKET ST., PA., INC.                                     33,501
   27538                  MELDISCO K-M 235 PROSPECT AVE., NJ., INC.                                     25,051
   27539                  White Plains Galleria Footaction, Inc.                                             0
   27540                  Willowbrook Mall Footaction, Inc.                                                300
   27541                  MELDISCO K-M 301 NOBLE CREEK DR., IN., INC.                                        0
   27542                  HOMEWOOD, ILL., MELDISCO K-M, INC.                                            37,852
   27543                  BELLEVILLE, IL., MELDISCO K-M, INC.                                            8,475
   27544                  Madison Square Mall Footaction, Inc.                                               0
   27545                  The Plaza Footaction, Inc.                                                         0
   27546                  Rio-West Mall Footaction, Inc.                                                     0
   27547                  Rock Hill Mall Footaction, Inc.                                                    0
   27548                  Signal Hill Mall Footaction, Inc.                                                462
   27549                  Las Americas Footaction, Inc.                                                      0
   27550                  16300 HARLEM, IL., MELDISCO K-M, INC.                                         38,289

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   27551                  CRESTWOOD, IL., MELDISCO K-M, INC.                                            13,496
   27552                  MELDISCO K-M 701 SIXTY-EIGHTH ST., MI., INC.                                  23,357
   27553                  MELDISCO K-M 99 MATTHEWS DR., PA., INC.                                       25,575
   27554                  MELDISCO K-M 200 KENT LANDING, MD., INC.                                      23,800
   27555                  MELDISCO K-M 19TH ST., TX., INC.                                              23,179
   27556                  COURT ST., ILL., MELDISCO K-M, INC.                                           24,066
   27557                  MELDISCO K-M 424 DAIRY RD., N.Y., INC.                                        34,469
   27558                  MELDISCO K-M 363 SO. BROADWAY, CO., INC.                                      14,852
   27559                  MELDISCO K-M 400 WESTERN AVE., MA., INC.                                      23,480
   27560                  MELDISCO K-M 430 W. RIDGE RD., IN., INC.                                      16,446
   27561                  MELDISCO K-M 1470 NO. BRIDGE ST., OH., INC.                                   21,921
   27562                  MELDISCO K-M 1487 N. HIGH ST., OH., INC.                                      11,900
   27563                  MELDISCO K-M 1341 NW ST. LUCIE, FL., INC.                                      1,221
   27564                  MELDISCO K-M 200 WHITE HORSE PIKE, N.J., INC.                                 15,083
   27565                  MELDISCO K-M 1701 W. EDGAR RD., N.J., INC.                                    33,230
   27566                  MELDISCO K-M 301 GARDNER FIELD RD., CA., INC.                                  8,733
   27567                  MELDISCO K-M 399 TARRYTOWN RD., N.Y., INC.                                    56,102
   27568                  MELDISCO K-M 500 KAMOKILA BLVD., NY., INC.                                    27,578
   27569                  MELDISCO K-M 839 NEW YORK AVE., N.Y., INC.                                    39,328
   27570                  MELDISCO K-M 11725 BUSTLETON AVE., PA., INC.                                  21,808
   27571                  MELDISCO K-M 209 KENTLANDS BLVD., MD., INC.                                   29,441
   27572                  MELDISCO K-M 5 GARDEN LANE, N.H., INC.                                         5,257
   27573                  MELDISCO K-M 8TH ST., FL., INC.                                               31,336
   27574                  MELDISCO K-M 1245 GERMANTOWN PARKWAY, TN., INC.                                7,055
   27575                  MELDISCO K-M 10331 UNIVERSITY AVE., IA., INC.                                  9,911
   27576                  MELDISCO K-M 1000 NUTT ROAD, PA., INC.                                        14,487
   27577                  MELDISCO K-M 250 WEST 34TH ST., N.Y., INC.                                   130,947
   27578                  MELDISCO K-M 975 FAIRMOUNT AVE., N.Y., INC.                                   11,576
   27579                  MELDISCO K-M 104 DANBURY RD., CT., INC.                                            0
   27580                  MELDISCO K-M 720 CLAIRTON BLVD., PA., INC.                                    19,416
   27581                  MELDISCO K-M 250 NEW ROAD, NJ., INC.                                          11,571
   27582                  MELDISCO K-M 3-10 ST. ESTATE THOMAS, V.I., INC.                               25,196
   27583                  MELDISCO K-M 770 BROADWAY, N.Y., INC.                                         43,965
   27584                  CHICAGO, IL., N. ELSTON, MELDISCO K-M, INC.                                   21,203
   27585                  MELDISCO K-M 511 W. SANILAC, MI., INC.                                        13,554
   27586                  MELDISCO K-M MIDWAY PARK, N.C., INC.                                           9,103
   27587                  MELDISCO K-M 480 WEST ST., N.H., INC.                                          5,926
   27588                  MELDISCO K-M 550 FIRST COLONIAL RD., VA., INC.                                14,374
   27589                  MELDISCO K-M 655 SUNLAND PARK, TX., INC.                                      17,870
   27590                  MELDISCO K-M 605 OLD COUNTRY RD., N.Y., INC.                                  24,899
   27591                  MELDISCO K-M 350 GROSSMAN DR., MA., INC.                                      32,271
   27592                  MELDISCO K-M 94-825 LUMININA ST., N.Y., INC.                                  29,651
   27593                  MELDISCO K-M 155 TWIN CITY MALL MO., INC.                                      7,255
   27594                  MELDISCO K-M 141 W. LEE HIGHWAY, VA., INC.                                     8,042
   27595                  MELDISCO K-M 10501 PINES BLVD., FL., INC.                                     27,210
   27596                  MELDISCO K-M 987 ROUTE 6, N.Y., INC.                                          22,628
   27597                  MELDISCO K-M MITCHELL, S.D., INC.                                              8,364
   27598                  MELDISCO K-M LOS BANOS, CA., INC.                                             11,710
   27599                  MELDISCO K-M LUFKIN, TX., INC.                                                 9,229

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   27600                  MELDISCO K-M LUMBERTON, N.C., INC.                                            11,455
   27601                  MELDISCO K-M LOCK HAVEN, PA., INC.                                            11,000
   27602                  MELDISCO K-M LONG BEACH, MS., INC.                                            12,033
   27603                  MELDISCO K-M LORAIN, OH., INC.                                                20,838
   27604                  MELDISCO K-M LARAMIE, WY., INC.                                                8,185
   27605                  MELDISCO K-M MALONE, N.Y., INC.                                               18,515
   27606                  MELDISCO K-M MAPLEWOOD, MO., INC.                                             15,107
   27607                  MELDISCO K-M MARKET PLACE, AL., INC.                                           8,950
   27608                  MELDISCO K-M MARSHALL, MN., INC.                                               6,340
   27609                  FOREST PARK, IL., MELDISCO K-M, INC.                                          25,885
   27610                  FAIRVIEW HEIGHTS, IL., MELDISCO K-M, INC.                                     11,159
   27611                  MELDISCO K-M 875 EAST "H" ST., CA., INC.                                      15,218
   27612                  MELDISCO K-M 66-26 METROPOLITAN AVE., NY., INC.                               77,284
   27613                  MELDISCO K-M MONROE, N. C., INC.                                              20,506
   27614                  MELDISCO K-M WEST 3RD ST IND INC                                              11,284
   27615                  MELDISCO K-M GROVE CITY, OH., INC.                                            16,022
   27616                  MELDISCO K-M 2828 N BROADWAY IND INC                                           9,607
   27617                  MELDISCO K-M BROOKLAWN, N.J., INC.                                            23,941
   27618                  MELDISCO K-M ROOSEVELT BLVD., PA., INC.                                       26,888
   27619                  MELDISCO K-M WEBSTER, MASS., INC.                                             32,156
   27620                  MELDISCO K-M CLARION, PA., INC.                                                9,329
   27621                  MELDISCO K-M TULLAHOMA, TENN., INC.                                            7,675
   27622                  MELDISCO K-M THORNDALE, PA., INC.                                              9,118
   27623                  EFFINGHAM, ILL., MELDISCO K-M, INC.                                            9,214
   27624                  MELDISCO K-M CLEVELAND RD., GA., INC.                                         16,331
   27625                  STEGER, ILL., MELDISCO K-M, INC.                                              19,841
   27626                  MELDISCO K-M 2500 AIRPORT THRUWAY, GA., INC.                                   9,021
   27627                  MELDISCO K-M SPANISH FORK, UTAH, INC.                                          5,054
   27628                  MELDISCO K-M RHINELANDER, WISC., INC.                                          6,643
   27629                  MELDISCO K-M BARBERTON, OHIO, INC.                                            21,605
   27630                  BELVIDERE, ILL., MELDISCO K-M, INC.                                            9,127
   27631                  MELDISCO K-M MILFORD, CT., INC.                                               31,058
   27632                  MELDISCO K-M WADSWORTH, OHIO, INC.                                             8,949
   27633                  MELDISCO K-M EL PASO, TX., INC.                                               28,034
   27634                  MELDISCO K-M EPHRATA, PA., INC.                                               25,058
   27635                  MELDISCO K-M SOMERVILLE, MASS., INC.                                          41,638
   27636                  MELDISCO K-M MANDEVILLE, LA., INC                                             17,734
   27637                  MELDISCO K-M JONESBORO, ARK., INC.                                             8,346
   27638                  MELDISCO K-M HUNT RD., OHIO, INC.                                             12,938
   27639                  MELDISCO K-M LOVELAND, COLO., INC.                                             8,753
   27640                  SANDY HOLLOW RD., ILL., MELDISCO K-M, INC.                                    17,228
   27641                  VERMILION ST., ILL., MELDISCO K-M, INC.                                        7,392
   27642                  STERLING, ILL., MELDISCO K-M, INC.                                             8,177
   27643                  SPRINGFIELD, ILL., MELDISCO K-M, INC.                                          7,634
   27644                  ROCKFORD, ILL., MELDISCO K-M, INC.                                             9,976
   27645                  QUINCY, ILL., MELDISCO K-M, INC.                                              11,957
   27646                  PERU TWP., ILL., MELDISCO K-M, INC.                                            8,540
   27647                  PEKIN ILL., MELDISCO K-M, INC.                                                 9,170
   27648                  PALATINE, ILL., MELDISCO K-M, INC.                                             8,084

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   27649                  NAPERVILLE, ILL., MELDISCO K-M, INC.                                          19,336
   27650                  MILES SHOES MENDISCO K-M DYER ST., EL PASO, TEXAS, INC.                       18,460
   27651                  MELDISCO K-M FT. OGLETHORPE, GA., INC.                                        21,671
   27652                  MELDISCO K-M DEWITT, N.Y., INC.                                               14,196
   27653                  MELDISCO K-M DIVISION ST. W. VA., INC.                                        10,819
   27654                  MELDISCO K-M DONELSON, TENN, INC.                                             11,411
   27655                  MELDISCO K-M DOTHAN, ALA., INC.                                                7,583
   27656                  MELDISCO K-M DOVER, DEL., INC.                                                14,961
   27657                  MELDISCO K-M DULUTH, MINN., INC.                                               6,385
   27658                  MELDISCO K-M E. 51ST ST., OKLA., INC.                                          9,006
   27659                  MELDISCO K-M E. BALTIMORE ST., MD., INC.                                      31,446
   27660                  MELDISCO K-M E. BROAD ST., ALA., INC.                                          9,458
   27661                  MELDISCO K-M E. HIGH ST., PA., INC.                                            8,531
   27662                  MELDISCO K-M E. MAIN ST., ARIZ., INC.                                         15,726
   27663                  MELDISCO K-M E. MARIPOSA RD., CA., INC.                                       23,145
   27664                  MELDISCO K-M ENGLEWOOD, OHIO, INC.                                            10,184
   27665                  MELDISCO K-M ENID, OKLA., INC.                                                12,662
   27666                  MELDISCO K-M EXTON, PA., INC.                                                  5,952
   27667                  MELDISCO K-M CLEMENTON, N.J., INC.                                            22,292
   27668                  MELDISCO K-M COLISEUM BLVD N IND INC                                          18,095
   27669                  MELDISCO K-M COMSTOCK TWP., MICH., INC.                                            0
   27670                  MELDISCO K-M CONCORD AVE., CALIF., INC.                                       16,554
   27671                  MELDISCO K-M CORAOPOLIS, PA., INC.                                            13,105
   27672                  MELDISCO K-M CORONA, CALIF., INC.                                              9,469
   27673                  MELDISCO K-M CORUNNA, MICH., INC.                                              9,779
   27674                  MELDISCO K-M CROFTON, MD., INC.                                               21,309
   27675                  MELDISCO K-M CROMWELL, CONN., INC.                                            25,563
   27676                  MELDISCO K-M DALTON, GA., INC.                                                10,444
   27677                  MELDISCO K-M DAWSON RD., GA., INC.                                            14,237
   27678                  MELDISCO K-M DAYTON, OHIO, INC.                                               11,612
   27679                  Lafayette Feet, Inc.                                                               0
   27680                  Springfield Feet, Inc.                                                             0
   27681                  Shreveport Feet, Inc.                                                              0
   27682                  Laredo Feet, Inc.                                                              2,700
   27683                  Covington Feet, Inc.                                                               0
   27684                  Ft. Myers Feet, Inc.                                                             900
   27685                  Morrow Feet, Inc.                                                                  0
   27686                  Mesquite Feet, Inc.                                                            7,800
   27687                  New Orleans Feet, Inc.                                                         1,918
   27688                  La Mesa Feet, Inc.                                                                 0
   27689                  Tempe Feet, Inc.                                                                   0
   27690                  San Diego Feet, Inc.                                                               0
   27691                  Hialeah Feet, Inc.                                                                 0
   27692                  Houston Feet, Inc.                                                                 0
   27693                  Almeda Feet, Inc.                                                              4,200
   27694                  East Towne Mall Feet, Inc.                                                         0
   27695                  Aventura Feet, Inc.                                                                0
   27696                  Oklahoma City Feet, Inc.                                                           0
   27697                  Savannah Feet, Inc.                                                                0

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

   27698                  Little Rock Feet, Inc.                                                             0
   27699                  Vista Feet, Inc.                                                                   0
   27700                  Austell Feet, Inc.                                                                 0
   27701                  West Palm Feet, Inc.                                                               0
   27702                  Brownsville Feet, Inc.                                                         2,700
   27703                  Hurst Feet, Inc.                                                                   0
   27704                  Riverchase Feet, Inc.                                                              0
   27705                  Whitehall Feet, Inc.                                                               0
   27706                  Princeton Feet, Inc.                                                               0
   27707                  Southwest Freeway Feet, Inc.                                                       0
   27708                  Daytona Beach Feet, Inc.                                                           0
   27709                  Alpharetta Feet, Inc.                                                              0
   27710                  MELDISCO - GORD 4731 WEST LAWRENCE, WI., INC.                                      0
   27711                  Desert Ridge Feet, Inc.                                                           57
   27712                  Montgomery Feet, Inc.                                                              0
   27713                  Norman Feet, Inc.                                                                  0
   27714                  MELDISCO K-M MURDOCK, FL., INC.                                               17,135
   27715                  MELDISCO K-M MTN. LAUREL PLAZA, PA., INC.                                     13,134
   27716                  MELDISCO K-M MISSION, TX., INC.                                               29,764
   27717                  MELDISCO K-M MILFORD, MI., INC.                                               10,047
   27718                  MELDISCO K-M MOJAVE, CA., INC.                                                15,362
   27719                  MELDISCO K-M MT. VERNON, OHIO, INC.                                            9,731
   27720                  MELDISCO K-M 560 S. JEFFERSON AVE., TN., INC.                                 12,734
   27721                  MELDISCO K-M 600 N.E. BARRY RD., MO., INC.                                     8,958
   27722                  MELDISCO K-M 453 E. MAIN ST., GA., INC.                                        8,628
   27723                  CHICAGO ADDISON, IL., MELDISCO K-M, INC.                                      46,169
   27724                  MELDISCO K-M BAD AXE, MICH., INC.                                              7,403
   27725                  GALESBURG, ILL., MELDISCO K-M, INC.                                            9,272
   27726                  CHICAGO, ILL., MELDISCO K-M, INC.                                             44,113
   27727                  MCHENRY, IL., MELDISCO K-M , INC.                                              8,733
   27728                  CANTON, ILL., MELDISCO K-M, INC.                                               7,034
   27729                  1880 S.W. AVE., IL., MELDISCO K-M INC.                                         9,081
   27730                  MELDISCO K-M 610 ROUTE 940 PA., INC.                                          14,609
   27731                  MELDISCO K-M 5TH ST. HWY., PA., INC.                                          24,987
   27732                  MELDISCO K-M 723 3RD AVE., IN., INC.                                          11,213
   27733                  MELDISCO K-M GAYLORD, MICH., INC                                               8,210
   27734                  MELDISCO K-M RICE LAKE, WISC., INC.                                            8,626
   27735                  MELDISCO K-M 367 WASHINGTON ST., NH., INC.                                     6,796
   27736                  MELDISCO K-M 625 HWY. #136, WI., INC.                                          8,617
   27737                  MELDISCO K-M 710 CHICAGO DRIVE, MI., INC.                                     11,332
   27738                  MELDISCO K-M 335 E. BASELINE RD., AZ., INC.                                   31,070
   27739                  MELDISCO K-M 815 E. INNES ST., NC., INC.                                      11,039
   27740                  MELDISCO K-M 830 MAIN ST., ME., INC.                                           7,445
   27741                  MELDISCO K-M 2 CAMPBELL RD. N.Y., INC.                                        15,050
   27742                  MELDISCO K-M 27TH AVE., FL., INC.                                             14,694
   27743                  MELDISCO K-M 101 TOWN & COUNTRY LANE, KY., INC.                                7,740
   27744                  MELDISCO K-M 104 WATSON GLENN SHOPPING CTR., TN., INC.                        10,788
   27745                  MELDISCO K-M 300 BRIGHTON AVE., PA., INC.                                     15,718
   27746                  2700 PLAINFIELD RD., IL., MELDISCO K-M, INC.                                  16,661

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   27747                  ASHLAND AVE., IL., MELDISCO K-M, INC.                                         31,397
   27748                  MELDISCO K-M 875 GREENTREE ROAD,  PA., INC.                                   11,709
   27749                  MACOMB, ILL., MELDISCO K-M, INC.                                               7,073
   27750                  MELDISCO K-M 1292 INDIANA AVE., OH., INC.                                     11,671
   27751                  MELDISCO K-M 1317 TUSCULUM BLVD., TN., INC.                                   13,711
   27752                  MELDISCO K-M 1000 N. MAIN ST., OH., INC.                                       8,722
   27753                  MELDISCO K-M 1250 PERRY ST., MI., INC.                                         6,779
   27754                  MELDISCO K-M 103 OAK AVE., WI., INC.                                           7,710
   27755                  MELDISCO - MCE 100 ROUTE 46, NJ., INC.                                             0
   27756                  MELDISCO K-M 312 CONSTITUTION DR., VA., INC.                                   9,068
   27757                  MELDISCO K-M 50TH & WADENA, MN., INC.                                         12,116
   27758                  MELDISCO K-M 1140 E. JOHN SIMS PKWY., FL., INC.                               15,758
   27759                  MELDISCO K-M 1205 FORDHAM DRIVE, INC.                                          8,888
   27760                  MILES SHOES MELDISCO MILLS AVE., GREENVILLE, S.C., INC.                       13,085
   27761                  MILES SHOES MELDISCO CENTRAL AVE., TOLEDO, OHIO, INC.                          8,867
   27762                  MILES SHOES MELDISCO CHARLOTTESVILLE, VA., INC.                               18,039
   27763                  MILES SHOES MELDISCO PATTON AVE., ASHEVILLE, N.C., INC.                       22,143
   27764                  MILES SHOES MELDISCO AMITY GARDENS, N.C., INC.                                23,311
   27765                  MILES SHOES MELDISCO WARD'S RD. LYNCHBURG, VA., INC.                          12,073
   27766                  MELDISCO K-M RANDOLPH ST., N.C., INC.                                          8,793
   27767                  MILES SHOES MELDISCO RIVERSIDE DR. DANVILLE, VA., INC.                        10,827
   27768                  MILES SHOES MELDISCO K-M 4TH AVE. CHARLESTON, W. VA., INC.                    16,258
   27769                  MILES SHOES MELDISCO K-M BEECHMONT AVE., CINN., OHIO, INC.                    11,718
   27770                  MILES SHOES MELDISCO CAPITAL AVE. B.C., MICH., INC.                           11,645
   27771                  MILES SHOES MELDISCO K-M WADE HAMPTON BLVD GREENVILLE, SC, INC.               17,064
   27772                  MILES SHOES MELDISCO WATERLOO, IOWA, INC.                                     13,262
   27773                  MILES SHOES MELDISCO W. PL. RD., ALT., PA., INC.                              26,752
   27774                  MILES SHOES MELDISCO U.S.10 SAGINAW, MICH., INC.                              11,789
   27775                  MILES SHOES MELDISCO NAVARRE RD., OREGON, OHIO, INC.                          11,187
   27776                  MILES SHOES MELDISCO MT. MORRIS, FLINT, MICH., INC.                           29,550
   27777                  MELDISCO K-M SALISBURY, MD., INC.                                             16,980
   27778                  SHOE ZONE #8437, INC.                                                              0
   27779                  MILES SHOES MELDISCO MILLER RD., FLINT, MICH., INC.                           10,448
   27780                  MILES SHOES MELDISCO K-M WALDEN AVE., BUFF., N.Y., INC.                       16,422
   27781                  MILES SHOES MELDISCO CORONADO ALBURQUERQUE, NM., INC.                         20,215
   27782                  MILES SHOES DETTMAN RD. JACKSON MICH., INC.                                   12,615
   27783                  MILES SHOES MELDISCO 4200 W. KELLOGG, WICHITA, KAN., INC.                     10,175
   27784                  MILES SHOES MELDISCO BAY CITY, MICH., INC.                                    19,010
   27785                  MILES SHOES MELDISCO DORT H'WAY FLINT, MICH., INC.                            11,134
   27786                  MILES SHOES MELDISCO FREEDOM DR., CHARLOTTE, N.C., INC.                       17,791
   27787                  MILES SHOES MELDISCO HOLLAND DR., SAGINAW, MICH., INC.                             0
   27788                  Gainesville Feet, Inc.                                                             0
   27789                  Kennesaw Feet, Inc.                                                                0
   27790                  Hollywood Feet, Inc.                                                               0
   27791                  Florida Mall Feet, Inc.                                                            0
   27792                  Fayetteville Feet, Inc.                                                            0
   27793                  Duluth Feet, Inc.                                                                  0
   27794                  Chattanooga Feet, Inc.                                                             0
   27795                  Bannister Feet, Inc.                                                               0

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   27796                  novusta Feet, Inc.                                                                 0
   27797                  McAllen Feet, Inc.                                                            46,689
   27798                  Overland Park Feet, Inc.                                                         285
   27799                  Miami Feet, Inc.                                                                 900
   27800                  Stonecrest Feet, Inc.                                                              0
   27801                  SAN YSIDRO FEET, INC.                                                              0
   27802                  San Antonio Feet, Inc.                                                         4,600
   27803                  Sunrise Feet, Inc.                                                                 0
   27804                  The Forum at Olympia Parkway Feet, Inc.                                            0
   27805                  Altamonte Springs Feet, Inc.                                                     150
   27806                  Galleria Feet, Inc.                                                                0
   27807                  Antioch Feet, Inc.                                                                 0
   27808                  River Ridge Feet, Inc.                                                             0
   27809                  Quebec Square Feet, Inc.                                                           0
   27810                  Huntsville Feet, Inc.                                                              0
   27811                  Market Plaza Feet, Inc.                                                            0
   27812                  Memphis Feet, Inc.                                                                 0
   27813                  MELDISCO K-M LEE'S SUMMIT, MO., INC.                                          11,559
   27814                  MELDISCO K-M MOON TOWNSHIP, PA., INC.                                         14,462
   27815                  MELDISCO K-M WILLOW ST., PA., INC.                                            21,047
   27816                  MELDISCO K-M RIVERTON, WYO., INC.                                              6,432
   27817                  MELDSICO K-M NORTHSIDE DR. E., GA., INC.                                       8,244
   27818                  MELDISCO K-M NEW SMYRNA BEACH, FLA., INC.                                      9,088
   27819                  MELDISCO K-M MT. PLEASANT, PA., INC.                                          10,330
   27820                  MELDISCO K-M MAAG AVE., CA., INC.                                             19,895
   27821                  MELDISCO K-M MACON, GA., INC.                                                 13,720
   27822                  Southwyck Fan Club, Inc.                                                           0
   27823                  MELDISCO K-M MADISON, N.C., INC.                                               7,821
   27824                  MELDISCO K-M MAIN ST., CA., INC.                                              17,424
   27825                  MELDISCO K-M MALL DRIVE, OH., INC.                                            10,572
   27826                  MELDISCO K-M LOS ANGELES, CA., INC.                                           37,165
   27827                  MELDISCO K-M LANCASTER, S.C., INC.                                             9,883
   27828                  MELDISCO K-M N. BROAD ST., N.C., INC.                                          6,816
   27829                  MELDISCO K-M MIDDLE ISLAND, N.Y., INC.                                        15,562
   27830                  MELDISCO K-M LUTZ, FL., INC.                                                   9,084
   27831                  PARKCHESTER FOOTACTION, INC.                                                       0
   27832                  MELDISCO - BM 400 COLUMBIA CENTER, WA., INC.                                       0
   27833                  MELDISCO K-M COEUR D'ALENE, IDAHO, INC.                                       13,163
   27834                  MELDISCO K-M CLAYTON RD., CA., INC.                                           15,803
   27835                  MELDISCO K-M CHESAPEAKE, VA., INC.                                            16,234
   27836                  MELDISCO K-M CAMARILLO, CA., INC.                                             11,625
   27837                  MELDISCO K-M BROOMFIELD, COLO, INC.                                            7,265
   27838                  MELDISCO K-M BEMIDJI, MINN., INC.                                              7,985
   27839                  MELDISCO K-M BELLEVILLE, N.J., INC.                                           45,990
   27840                  MELDISCO K-M BECKLEY W. VA., INC.                                             13,458
   27841                  Security Square Mall Footaction, Inc.                                              0
   27842                  San Jacinto Footaction, Inc.                                                       0
   27843                  Salmon Run Fan Club, Inc.                                                          0
   27844                  Rockaway Open Country, Inc.                                                        0

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   27845                  Rivergate Mall Footaction, Inc.                                                    0
   27846                  Parmatown Fan Club, Inc.                                                           0
   27847                  Paterson Main Footaction, Inc.                                                     0
   27848                  Southland Terrace Footaction, Inc.                                                 0
   27849                  Southland Mall Footaction, Inc.                                                    0
   27850                  Providence County Fan Club, Inc.                                                   0
   27851                  Post Oak Mall Footaction, Inc.                                                     0
   27852                  Pico Rivera Footaction, Inc.                                                   1,509
   27853                  PHILADELPHIA FOOTACTION, INC.                                                    114
   27854                  Permian Mall Footaction, Inc.                                                      0
   27855                  Pecanland Mall Footaction, Inc.                                                    0
   27856                  Studio Village Footaction, Inc.                                                    0
   27857                  Staten Island Fan Club, Inc.                                                       0
   27858                  Springfield Mall Footaction, Inc.                                                  0
   27859                  Northwoods Mall Footaction, Inc.                                                   0
   27860                  Swansea Fan Club, Inc.                                                           150
   27861                  Sunrise Footaction, Inc.                                                           0
   27862                  MELDISCO K-M BRADENTON, FLA., INC.                                            14,603
   27863                  MELDISCO K-M N. GRATIOT AVE., MICH., INC.                                     12,023
   27864                  MELDISCO K-M CAPE CORAL, FLA., INC.                                           14,767
   27865                  MELDISCO K-M VERO BEACH, FLA., INC.                                           19,458
   27866                  MELDISCO K-M BATH, N.Y., INC.                                                 13,101
   27867                  MELDISCO K-M JERSEY CITY, N.J., INC.                                          42,468
   27868                  LOCKPORT, ILL., MELDISCO K-M, INC.                                             8,997
   27869                  MELDISCO K-M FT. SMITH, ARK., INC.                                            11,830
   27870                  MELDISCO K-M GREENWICH, N.Y., INC.                                             8,714
   27871                  MELDISCO K-M CALHOUN, GA., INC.                                                8,205
   27872                  MELDISCO K-M GLENWOOD SPRINGS, COLO., INC.                                     5,621
   27873                  MELDISCO K-M ARTESIA, N. M., INC.                                              8,716
   27874                  MELDISCO K-M XENIA, OHIO, INC.                                                 8,606
   27875                  MELDISCO K-M REXBURG, IDAHO, INC.                                              5,033
   27876                  MELDISCO K-M GRAND RAPIDS, MINN., INC.                                         8,276
   27877                  MELDISCO K-M ONTARIO,CA., INC.                                                25,872
   27878                  MELDISCO K-M GRETNA, LA., INC.                                                14,913
   27879                  MELDISCO K-M SPRINGFIELD, OHIO, INC.                                           7,356
   27880                  MELDISCO K-M SHAWNEE, OKLA., INC.                                             14,314
   27881                  Summit Place Fan Club, Inc.                                                    2,905
   27882                  Northgate - Seattle Open Country, Inc.                                             0
   27883                  North Milwaukee Avenue Footaction, Inc.                                            0
   27884                  Newport Center Fan Club, Inc.                                                      0
   27885                  Temple Footaction, Inc.                                                            0
   27886                  Tanglewood Mall R#14 Footaction, Inc.                                              0
   27887                  Media City Fan Club, Inc.                                                        852
   27888                  MEMORIAL CITY UPRISE, INC.                                                         0
   27889                  Melbourne Square Fan Club, Inc.                                                    0
   27890                  Montebello Fan Club, Inc.                                                      2,613
   27891                  Montclair Fan Club, Inc.                                                           0
   27892                  Miami International Fan Club, Inc.                                                 0
   27893                  Mesilla Valley Mall Footaction, Inc.                                               0

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   27894                  Menlo Park Thom McAn, Inc.                                                         0
   27895                  Richland Mall Footaction, Inc.                                                     0
   27896                  Raleigh Springs Footaction, Inc.                                                   0
   27897                  The Landings Footaction, Inc.                                                      0
   27898                  Wrigley Marketplace Footaction, Inc.                                           1,190
   27899                  Eastpoint Mall Footaction, Inc.                                                    0
   27900                  Footaction Gulfgate Mall, Inc.                                                     0
   27901                  White Marsh Open Country, Inc.                                                     0
   27902                  ARLINGTON UPRISE, INC.                                                             0
   27903                  Wiregrass Commons Footaction, Inc.                                                 0
   27904                  WOODLANDS UPRISE, INC.                                                             0
   27905                  JESSAMINE FOOTACTION, INC.                                                         0
   27906                  Jefferson Village Footaction, Inc.                                                25
   27907                  Jefferson Footaction, Inc.                                                         0
   27908                  Iverson Mall Footaction, Inc.                                                      0
   27909                  Hilltop Footaction, Inc.                                                       2,060
   27910                  MELDISCO K-M MCALLEN, TX., INC.                                               19,112
   27911                  MELDISCO K-M MAUSTON, WI., INC.                                               11,885
   27912                  MELDISCO K-M MARTELL, CA., INC.                                                7,098
   27913                  MELDISCO K-M MARSHALLTOWN, IOWA, INC.                                          7,217
   27914                  MELDISCO K-M EUREKA, CA, INC.                                                 12,339
   27915                  MELDISCO K-M EL MONTE WAY, CA., INC.                                          23,707
   27916                  MELDISCO K-M ROCKLIN, CA., INC.                                                8,802
   27917                  MELDISCO K-M NASHVILLE, TN., INC.                                             19,444
   27918                  MELDISCO K-M SCOTTS VALLEY, CA., INC.                                         10,531
   27919                  MELDISCO K-M N. CHINA LAKE BLVD., CA., INC.                                    6,427
   27920                  MELDISCO K-M METROTECH DR., VA., INC.                                         21,049
   27921                  MELDISCO K-M NATCHEZ, MS., INC.                                                4,285
   27922                  MELDISCO K-M FREEDOM, CALIF., INC.                                            28,618
   27923                  MELDISCO K-M GEORGETOWN, KY., INC.                                             5,621
   27924                  MELDISCO K-M FAUKNER RD., CA., INC.                                            9,602
   27925                  MELDISCO K-M FRANKLIN, N.C., INC.                                             13,386
   27926                  MELDISCO K-M GENERAL BOOTH BLVD., VA., INC.                                    7,432
   27927                  MELDISCO K-M ROANOKE, VA., INC.                                               13,741
   27928                  MELDISCO K-M NASHUA, NH., INC.                                                 5,033
   27929                  MELDISCO - MCE 630 OLD COUNTRY RD., NY., INC.                                      0
   27930                  MELDISCO K-M SAN GERMAN, P.R., INC.                                           47,516
   27931                  MELDISCO K-M SEBRING, FLA., INC.                                              15,465
   27932                  MELDISCO K-M SEMINOLE, FLA., INC.                                             23,721
   27933                  MELDISCO K-M ERIE HWY., OH., INC.                                             13,672
   27934                  MELDISCO K-M FAIRMONT, MN., INC.                                               7,206
   27935                  MELDISCO K-M DOUGLAS AVE., WI., INC.                                           9,810
   27936                  MELDISCO K-M DUNDAS, MN., INC.                                                 7,215
   27937                  MELDISCO K-M DURHAM, NC., INC.                                                15,427
   27938                  MELDISCO K-M EDGEWOOD, PA., INC.                                              15,157
   27939                  MELDISCO K-M DESERT HOT SPRINGS, CA., INC.                                    24,491
   27940                  MELDISCO K-M FONTANA, CA., INC.                                               27,997
   27941                  MILES MELDISCO K-M CAPITAL DR., WISC., INC.                                   11,368
   27942                  MELDISCO K-M DELL RANGE BLVD., WY., INC.                                       7,002

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   27943                  MELDISCO K-M DEVILS LK., N.D., INC.                                            6,897
   27944                  MELDISCO K-M ELKO, NV., INC.                                                   5,610
   27945                  MILES MELDISCO K-M BRAGG BLVD., N.C., INC.                                    14,227
   27946                  MILES MELDISCO K-M STONE-ROSE, N.C., INC.                                     15,773
   27947                  MELDISCO K-M SAN MATEO, CA., INC.                                             27,550
   27948                  MELDISCO K-M SANTA BARBARA, CA., INC.                                         27,333
   27949                  MELDISCO K-M SCOTT DEPOT, WV., INC.                                           13,490
   27950                  MELDISCO K-M MEDFORD, WI., INC.                                               14,409
   27951                  MELDISCO K-M MERAUX, LA., INC.                                                21,616
   27952                  MELDISCO K-M ROSEBURG, OR., INC.                                               9,243
   27953                  MELDISCO K-M N. COLUMBIA, GA., INC.                                            6,384
   27954                  MELDISCO K-M S. MADISON AVE., GA., INC.                                       12,586
   27955                  MELDISCO K-M N. COURT ST., OH., INC.                                          18,570
   27956                  MONTGOMERY, IL., MELDISCO K-M, INC.                                           23,416
   27957                  Eastland-Columbus Footaction, Inc.                                                 0
   27958                  Seminary South Footaction, Inc.                                                2,425
   27959                  Regency Square Footaction, Inc.                                                    0
   27960                  Elizabeth Footaction, Inc.                                                         0
   27961                  Baton Rouge Footaction, Inc.                                                       0
   27962                  Coddingtown Footaction, Inc.                                                   3,957
   27963                  Florin Center Footaction, Inc.                                                 2,039
   27964                  Arsenal Footaction, Inc.                                                         278
   27965                  Florida Mall Footaction, Inc.                                                      0
   27966                  Bakersfield Footaction, Inc.                                                   1,752
   27967                  Beaver Mall Footaction, Inc.                                                       0
   27968                  Woodland Hills Footaction, Inc.                                                    0
   27969                  Greenmount Footaction, Inc.                                                        0
   27970                  Mccreeless Mall Footaction, Inc.                                               1,000
   27971                  North Riverside Fan Club, Inc.                                                     0
   27972                  Northgate - Durham Footaction, Inc.                                            1,243
   27973                  Brunswick Square Footaction, Inc.                                                  0
   27974                  Burlington Center (N.J.) Footaction, Inc.                                          0
   27975                  Colonial Heights Footaction, Inc.                                              3,156
   27976                  CENTURY FOOTACTION, INC.                                                           0
   27977                  Southland-Hayward Footaction, Inc.                                             2,360
   27978                  Coral Square Footaction, Inc.                                                      0
   27979                  Ross Park Mall Footaction, Inc.                                                    0
   27980                  Braintree Footaction, Inc.                                                       150
   27981                  Belden Footaction, Inc.                                                            0
   27982                  Brazos Mall Footaction, Inc.                                                       0
   27983                  Granger Footaction, Inc.                                                           0
   27984                  Greenbrier Mall Footaction, Inc.                                                 100
   27985                  Tacoma Mall Footaction, Inc.                                                       0
   27986                  Cheltenham Square Footaction, Inc.                                                 0
   27987                  Oxford Valley Mall Footaction, Inc.                                                0
   27988                  MELDISCO - MCE 500 GARDEN STATE PLAZA, NJ., INC.                                   0
   27989                  Southern Park Footaction, Inc.                                                     0
   27990                  Shannon Footaction, Inc.                                                           0
   27991                  Pearlridge Footaction, Inc.                                                        0

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   27992                  Orange Park (FLA.) Footaction, Inc.                                                0
   27993                  Midland Park Footaction, Inc.                                                      0
   27994                  Ridgedale Fan Club, Inc.                                                           0
   27995                  Peabody Open Country, Inc.                                                       435
   27996                  Chicago Ridge Footaction                                                           0
   27997                  Menlo Park Fan Club, Inc.                                                          0
   27998                  Merritt Island Footaction. Inc.                                                    0
   27999                  Md., Wheaton Footaction, Inc.                                                  2,840
   28000                  Biltmore Square Footaction, Inc.                                                   0
   28001                  Harlem-Irving Footaction, Inc.                                                     0
   28002                  Ingram Park Footaction, Inc.                                                   1,300
   28003                  Macon Mall Footaction, Inc.                                                        0
   28004                  Virginia Center Commons Footaction, Inc.                                           0
   28005                  Miami Flagler Footaction, Inc.                                                     0
   28006                  CT Post Fan Club, Inc.                                                             0
   28007                  Covina (Cal.) Footaction, Inc.                                                 7,522
   28008                  Christiana Footaction, Inc.                                                        0
   28009                  Manassas Footaction                                                              100
   28010                  Governor's Square Footaction, Inc.                                                 0
   28011                  Sunland Park Footaction, Inc.                                                      0
   28012                  Denton Footaction, Inc.                                                          400
   28013                  Broadway Footaction, Inc.                                                          0
   28014                  Cutler Ridge Mall Footaction, Inc.                                                 0
   28015                  MELDISCO K-M CHEMLSFORD, MASS., INC.                                           8,048
   28016                  MELDISCO K-M CHALKVILLE MTN. RD., AL., INC.                                    7,341
   28017                  MELDISCO K-M CHAGRIN FALLS, OH., INC.                                          8,520
   28018                  MELDISCO K-M CARROLL, IOWA, INC.                                               5,924
   28019                  MELDISCO K-M CANTON, GA., INC.                                                13,999
   28020                  MELDISCO K-M CAMDEN, S.C., INC.                                                5,578
   28021                  MELDISCO K-M BREVARD RD., N.C., INC.                                          15,251
   28022                  MELDISCO K-M BRIGHTON, COLO., INC.                                             7,096
   28023                  MELDISCO K-M BRYAN, OHIO, INC.                                                 7,308
   28024                  MELDISCO K-M BUFORD, GA., INC.                                                18,011
   28025                  MELDISCO K-M BURBANK, CA., INC.                                               28,622
   28026                  MELDISCO K-M AUSTIN, MINN., INC.                                               9,606
   28027                  MELDISCO K-M ATWATER, CA., INC.                                               13,595
   28028                  MELDISCO K-M ATTLEBORO FALLS, MASS., INC.                                     35,213
   28029                  MELDISCO K-M BURTON LANE, IN., INC.                                            9,175
   28030                  MELDISCO K-M BURLINGTON, WI., INC.                                             7,577
   28031                  MELDISCO K-M BURLINGTON, WA., INC.                                            12,690
   28032                  MELDISCO K-M BURLINGTON PIKE, KY., INC.                                       12,393
   28033                  MELDISCO K-M CALLAWAY, FLA., INC.                                              9,720
   28034                  MELDISCO K-M BUTTE, MT., INC.                                                  8,349
   28035                  MELDISCO K-M CHESTER, VA., INC.                                               11,170
   28036                  MELDISCO K-M BLUEFIELD, W.VA., INC.                                           11,778
   28037                  MELDISCO K-M BONITA SPRINGS, FL., INC.                                        18,971
   28038                  MELDISCO K-M AMERICAN FORK, UT., INC.                                              0
   28039                  MELDISCO K-M ANOKA, MN., INC.                                                 10,879
   28040                  MELDISCO K-M APPLE VALLEY, CA., INC.                                          12,646

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   28041                  MELDISCO K-M ARECIBO, PR., INC.                                               58,118
   28042                  MELDISCO K-M ARROYO GRANDE, CA., INC.                                          8,774
   28043                  MELDISCO K-M ASHTABULA, OHIO, INC.                                            18,025
   28044                  MELDISCO K-M ATASCADERO, CA., INC.                                            15,505
   28045                  MELDISCO K-M BLACKSBURG, VA., INC.                                             5,698
   28046                  MELDISCO K-M BIG BEAR LAKE, CA., INC.                                         17,459
   28047                  MELDISCO K-M BELLEVIEW, FL., INC.                                             17,687
   28048                  MELDISCO K-M BELL AVE., WI., INC.                                             15,464
   28049                  MELDISCO K-M BANNING, CA., INC.                                               18,089
   28050                  MELDISCO K-M CHESTERTON IND INC                                                7,888
   28051                  MELDISCO K-M BALLWIN, MO., INC.                                                8,708
   28052                  MELDISCO K-M ASHEVILLE, N.C., INC.                                             7,610
   28053                  MELDISCO K-M NEW ALBANY IN INC                                                10,373
   28054                  MELDISCO K-M SPRINGFIELD, VA., INC.                                           25,642
   28055                  MELDISCO K-M RICHFIELD, UT., INC.                                              3,790
   28056                  MELDISCO K-M ST. PETERSBURG, FLA., INC.                                       14,036
   28057                  MELDISCO K-M RICHFIELD, MINN., INC.                                            7,954
   28058                  MELDISCO K-M WILLMAR, MINN., INC.                                              7,052
   28059                  MELDISCO K-M MAULDIN, S.C., INC.                                               9,403
   28060                  MELDISCO K-M WARREN, PA., INC.                                                10,982
   28061                  MELDISCO K-M FORT PAYNE, ALA., INC.                                            6,761
   28062                  MELDISCO K-M GALLIPOLIS, OHIO, INC.                                            9,265
   28063                  MELDISCO K-M PORT ORANGE, FLA., INC.                                          10,299
   28064                  MELDISCO K-M KATELLA AVE., CA., INC.                                          21,202
   28065                  MELDISCO K-M SAN JOSE BLVD., FLA., INC.                                       15,121
   28066                  MELDISCO K-M SOMERSET, N.J., INC.                                             22,297
   28067                  MELDISCO K-M INDIANA, PA., INC.                                                6,649
   28068                  MELDISCO K-M OAKDALE, MINN., INC.                                             10,748
   28069                  MELDISCO K-M ITHACA, N.Y., INC.                                                9,032
   28070                  MELDISCO K-M SOMERSET, KY., INC.                                              14,942
   28071                  MELDISCO K-M TEMPLE TERRACE, FLA., INC.                                       19,616
   28072                  MELDISCO K-M UNION LAKE, MICH., INC.                                          10,583
   28073                  MELDISCO K-M 5200 GLADIOLUS, DR., FLA., INC.                                  14,633
   28074                  MELDISCO K-M DUBOIS, PA., INC.                                                13,667
   28075                  MELDISCO K-M TUCUMCARI, N. M., INC.                                            3,649
   28076                  MELDISCO K-M HIGH POINT, N.C., INC.                                           14,536
   28077                  MELDISCO K-M BAXTER, MINN., INC.                                                   0
   28078                  MELDISCO K-M DEPTFORD, N.J., INC.                                             11,099
   28079                  MELDISCO K-M PALM BAY, FLA., INC.                                             23,041
   28080                  MELDISCO K-M SPRINGDALE, ARK., INC.                                            9,850
   28081                  MELDISCO K-M PHILADELPHIA, PA., INC.                                          26,480
   28082                  MELDISCO K-M LODI, N.J., INC.                                                 32,771
   28083                  MELDISCO K-M CHEHALIS, WASH., INC.                                             9,726
   28084                  MELDISCO K-M BRADFORD, PA., INC.                                                   0
   28085                  MELDISCO K-M CARY, N.C., INC.                                                 11,608
   28086                  MELDISCO K-M CLIFTON HEIGHTS, PA., INC.                                       22,403
   28087                  MELDISCO K-M LODI, CA., INC.                                                  15,244
   28088                  MELDISCO K-M TORRINGTON, CONN., INC.                                          15,102
   28089                  MELDISCO K-M DICKSON, TENN., INC.                                              9,032

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   28090                  MELDISCO K-M CULLMAN, ALA., INC.                                               8,894
   28091                  MELDISCO K-M NORTH BLVD., N.C., INC.                                          10,565
   28092                  MELDISCO K-M ROUTE 10, MISS., INC.                                            10,277
   28093                  MELDISCO K-M OREGON AVE., PA., INC.                                           32,728
   28094                  MELDISCO K-M GOODLETTSVILLE, TN., INC.                                        13,018
   28095                  MELDISCO K-M BENSALEM, PA., INC.                                              24,377
   28096                  MELDISCO K-M N. TYLER ST., KS., INC.                                           9,058
   28097                  MELDISCO K-M PENSACOLA, FLA., INC.                                            11,090
   28098                  WEST FRANKFORT, ILL., MELDISCO K-M, INC.                                       7,119
   28099                  MELDISCO K-M RAINBOW CITY, ALA., INC.                                          5,279
   28100                  MELDISCO K-M MISSION BELL, FLA., INC.                                          2,267
   28101                  MELDISCO K-M ATHENS, ALA., INC.                                                9,780
   28102                  MELDISCO K-M INDIANAPOLIS IN INC                                              14,702
   28103                  MELDISCO K-M LAYTON, UT., INC.                                                 9,891
   28104                  MELDISCO K-M JASPER, ALA., INC.                                                7,935
   28105                  MELDISCO K-M SAN YSIDRO, CALIFORNIA., INC.                                    42,697
   28106                  MELDISCO K-M HWY 51 N WISC., INC.                                             14,510
   28107                  MELDISCO K-M PINOLE, CA., INC.                                                23,327
   28108                  MELDISCO K-M GARFIELD, MICH., INC.                                            18,335
   28109                  MELDISCO K-M INTERNATIONAL FALLS, MN., INC.                                    8,303
   28110                  MELDISCO K-M LOGAN, UTAH., INC.                                                5,956
   28111                  MELDISCO K-M AUBURN, CA., INC.                                                14,572
   28112                  MELDISCO K-M LEECHBURG, PA., INC.                                             11,798
   28113                  MELDISCO K-M PORTLAND, TX., INC.                                              17,030
   28114                  MELDISCO K-M STREETSBORO, OH., INC.                                           10,749
   28115                  MELDISCO K-M SEVIERVILLE, TN., INC.                                           12,116
   28116                  MELDISCO K-M CONNEAUT, OH., INC.                                               8,893
   28117                  MELDISCO K-M MADISON, OHIO, INC.                                              15,864
   28118                  MELDISCO K-M GAS CITY IND INC                                                  8,344
   28119                  MELDISCO K-M MARINE CITY, MI., INC.                                           13,534
   28120                  MELDISCO K-M ATLANTIC, IOWA, INC.                                              5,107
   28121                  MELDISCO K-M WINTER PARK, FLA., INC.                                          21,584
   28122                  MELDISCO K-M WAVELAND, MISS., INC.                                             7,297
   28123                  MELDISCO K-M ROSS CLARK CIRCLE, ALA., INC.                                     8,551
   28124                  MELDISCO K-M RUSSELLVILLE, ARK., INC.                                          7,820
   28125                  MELDISCO K-M OTTUMWA, IOWA, INC.                                               6,897
   28126                  MELDISCO K-M MARYSVILLE, WA., INC.                                            11,050
   28127                  MELDISCO K-M OMAHA, NEB., INC.                                                 8,699
   28128                  MELDISCO K-M BUSINESS SPUR, MICH., INC.                                        6,614
   28129                  MELDISCO K-M PIQUA, OHIO, INC.                                                 8,575
   28130                  MELDISCO K-M MAYSVILLE, KY., INC                                               8,945
   28131                  WASHINGTON, ILL., MELDISCO K-M, INC.                                           6,699
   28132                  Colonial Feet, Inc.                                                                0
   28133                  Laurel Centre Footaction, Inc.                                                 1,448
   28134                  Irving Footaction, Inc.                                                        1,500
   28135                  Carolina Footaction, Inc.                                                          0
   28136                  Canal and Bourbon St. Footaction, Inc.                                             0
   28137                  Longview Footaction, Inc.                                                        300
   28138                  Bonita Lakes Footaction, Inc.                                                      0

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   28139                  novusta Mall Footaction, Inc.                                                      0
   28140                  Eatontown Open Country, Inc.                                                       0
   28141                  CARY FOOTACTION, INC.                                                              0
   28142                  East Towne Mall Footaction, Inc.                                                 285
   28143                  Basset Center Footaction, Inc.                                                     0
   28144                  Raceway Fan Club, Inc.                                                             0
   28145                  Carousal Center Footaction, Inc.                                                   0
   28146                  Colonial Park Footaction, Inc.                                                     0
   28147                  Avenida Norte Footaction, Inc.                                                     0
   28148                  Bradley Square Footaction, Inc.                                                    0
   28149                  DEPTFORD FOOTACTION, INC.                                                          0
   28150                  Eastridge Mall Footaction, Inc.                                                1,000
   28151                  Trumbull Park Fan Club, Inc.                                                       0
   28152                  Southpark Footaction, Inc.                                                        25
   28153                  Valley Hills Footaction, Inc.                                                    648
   28154                  West Oaks Footaction, Inc.                                                       700
   28155                  Northwest Footaction, Inc.                                                         0
   28156                  Village Mall Footaction, Inc.                                                      0
   28157                  Vintage Faire Footaction, Inc.                                                 1,906
   28158                  Redondo Beach Footaction, Inc.                                                 1,755
   28159                  River Ridge Mall Footaction, Inc.                                                  0
   28160                  Charlottesville Fashion Sq. Footaction, Inc.                                       0
   28161                  MILES MELDISCO K-M GARDEN CITY, MICH., INC.                                   27,221
   28162                  MILES MELDISCO K-M IOWA ST., CALIF., INC.                                     18,606
   28163                  LOVES PARK, ILL., MELDISCO K-M, INC.                                          10,025
   28164                  MELDISCO K-M AURORA, COLO., INC.                                              34,201
   28165                  MILES MELDISCO K-M EVERETT, WASH., INC.                                       18,320
   28166                  MILES MELDISCO K-M FILMORE COLORADO, INC.                                     14,781
   28167                  MILES MELDISCO K-M FITCHBURG MA, INC.                                         22,245
   28168                  MILES MELDISCO K-M FLORISSANT, MO., INC.                                      17,072
   28169                  MILES MELDISCO K-M FORT COLLINS, COLO., INC.                                   4,286
   28170                  MILES MELDISCO K M FORT WAYNE IND INC                                          9,829
   28171                  MILES MELDISCO K-M FRUITVILLE, PA., INC.                                      25,592
   28172                  Eastgate Footaction, Inc.                                                          0
   28173                  Dolphin Mall Footaction, Inc.                                                      0
   28174                  MILES MELDISCO K-M FT LAUDERDALE INC                                          31,772
   28175                  MELDISCO K-M AUBURN, MAINE, INC.                                              18,395
   28176                  MELDISCO K-M ALBANY, ORE., INC.                                                9,805
   28177                  MELDISCO K-M ANNANDALE, VA., INC.                                             72,344
   28178                  MELDISCO K-M 6101 NORTH MILITARY, VA., INC.                                   15,339
   28179                  MELDISCO K-M 3610 PECK RD., CA., INC.                                          8,324
   28180                  MELDISCO K-M 6015 CYPRUS GARDENS BLVD., FL., INC.                             15,574
   28181                  MELDISCO K-M 1998 BRUCKNER BLVD., NY., INC.                                   65,860
   28182                  MELDISCO K-M 2280 OCEAN AVE., N.Y., INC.                                      49,251
   28183                  MELDISCO K-M 2643 PONCE BY-PASS, NY., INC.                                    59,434
   28184                  MELDISCO K-M 3247 W. MINERAL KING AVE., CA., INC.                             15,527
   28185                  MELDISCO K-M 3901 HOLLAND RD., VA., INC.                                      19,149
   28186                  MELDISCO K-M 4651 SO. U.S. HWY. 41, IN., INC.                                 17,374
   28187                  MELDISCO K-M 4340 OKEECHOBEE BLVD., FL., INC.                                 33,773

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   28188                  MELDISCO K-M 4023 S. NOLAND, MO., INC.                                        23,216
   28189                  MELDISCO K-M 3901 LEMAY FERRY RD., MO., INC.                                  18,569
   28190                  MELDISCO K-M 1745 QUENTIN, PA., INC.                                          15,252
   28191                  MELDISCO K-M 3101 S. GLENSTONE, MO., INC.                                     10,597
   28192                  MELDISCO K-M 8730 RIO, CA., INC.                                              16,160
   28193                  MELDISCO K-M 8571 RIVERS AVE., S.C., INC.                                     17,434
   28194                  MELDISCO K-M 4855 SUMMIT RIDGE, NV., INC.                                     11,247
   28195                  MELDISCO K-M 5590 MABLETON PKWY., GA., INC.                                   17,124
   28196                  MELDISCO K-M 5750 NW 183RD ST., FL., INC.                                     10,939
   28197                  MELDISCO K-M 2900 BELLFLOWER BLVD., CA., INC.                                 20,183
   28198                  MELDISCO K-M 2855 DUNN RD., MO., INC.                                         13,961
   28199                  MELDISCO K-M 2999 SW 32ND AVE., FL., INC.                                        150
   28200                  MELDISCO K-M 7501 WEST WASHINGTON, NV., INC.                                  20,470
   28201                  MELDISCO K-M 3000 ISLAND AVE., PA., INC.                                      17,500
   28202                  MELDISCO K-M 2940 VETERANS BLVD., LA., INC.                                   26,101
   28203                  MELDISCO K-M 26100 GRATIOT AVE., MICH., INC.                                  41,116
   28204                  MELDISCO K-M 25301 ROCKAWAY BLVD., NY., INC.                                  46,337
   28205                  MELDISCO K-M 12713 TAMIAMI, FL., INC.                                         12,829
   28206                  MELDISCO K-M 8800 FRANKFORD AVE., PA., INC.                                   20,062
   28207                  MELDISCO K-M 20900 SO. MAIN ST., CA., INC.                                    42,721
   28208                  MELDISCO K-M BRONX, N.Y., INC.                                                86,933
   28209                  MELDISCO K-M BRANSON, MO., INC.                                               17,633
   28210                  MELDISCO K-M BISHOP, CA., INC.                                                15,686
   28211                  MELDISCO K-M BLYTHE, CA., INC.                                                13,371
   28212                  MELDISCO K-M BELL RD., AZ., INC.                                              14,664
   28213                  MELDISCO K-M 7055 E. BROADWAY, AZ., INC.                                      30,895
   28214                  MELDISCO K-M BURNSVILLE, MINN., INC.                                          11,165
   28215                  MELDISCO K-M BEDFORD IND INC                                                   6,935
   28216                  MELDISCO K-M BAYAMON, PR., INC.                                               79,091
   28217                  MELDISCO K-M BATAVIA, N.Y., INC.                                              15,335
   28218                  MELDISCO K-M 3808 BRADY ST., IA., INC.                                        12,070
   28219                  MELDISCO K-M 3800 OAKWOOD BLVD., FL., INC.                                    45,207
   28220                  MELDISCO K-M 3625 E. 18TH ST., CA., INC.                                      12,549
   28221                  MELDISCO K-M BEAVER FALLS, PA., INC.                                           8,065
   28222                  MELDISCO K-M ANNAPOLIS, MD., INC.                                             29,947
   28223                  MELDISCO K-M AMHERST, OHIO, INC.                                              38,429
   28224                  MELDISCO K-M AMES, IOWA, INC.                                                  9,928
   28225                  MELDISCO K-M ALPENA, MICH, INC.                                               10,037
   28226                  MELDISCO K-M ALLEGANY, N.Y., INC.                                             11,186
   28227                  MELDISCO K-M BARTOW RD., FLA., INC.                                            6,525
   28228                  MELDISCO K-M 8000 VICTOR PITTSFORD RD., N.Y., INC.                            26,165
   28229                  Lakeforest Fan Club, Inc.                                                      2,543
   28230                  Hanford Fan Club, Inc.                                                         2,002
   28231                  Greece Town Mall Fan Club, Inc.                                                    0
   28232                  Fox Valley Footaction, Inc.                                                        0
   28233                  Boulevard Mall Fan Club, Inc.                                                    125
   28234                  Harrisburg East Footaction, Inc.                                                   0
   28235                  Hattisburg Footaction, Inc.                                                        0
   28236                  Haywood Footaction, Inc.                                                         740

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   28237                  Hulen Footaction, Inc.                                                             0
   28238                  INDEPENDENCE MALL FOOTACTION, INC.                                             1,644
   28239                  Regency Square Footaction, Inc.                                                  537
   28240                  Serramonte Footaction, Inc.                                                    2,992
   28241                  Park City Footaction, Inc.                                                         0
   28242                  Prince George's Footaction, Inc.                                                   0
   28243                  Prien Lake Footaction, Inc.                                                        0
   28244                  MELDISCO/PAY LESS HINES, OR., INC.                                               190
   28245                  Palm Beach Footaction, Inc.                                                        0
   28246                  Ocala Footaction, Inc.                                                             0
   28247                  Oxmoor Center Footaction, Inc                                                      0
   28248                  Cortana Footaction, Inc.                                                           0
   28249                  Emerald Square Footaction, Inc.                                                  248
   28250                  Fairlane Footaction, Inc.                                                         25
   28251                  Oakwood Footaction, Inc.                                                           0
   28252                  Cherry Hill Footaction, Inc.                                                       0
   28253                  Cloverleaf Footaction, Inc.                                                        0
   28254                  Coronado Center Footaction, Inc.                                                   0
   28255                  PLaza del Caribe Footaction, Inc.                                                  0
   28256                  MILES MELDISCO K-M LINDBERGH ST. LOUIS, INC.                                  18,255
   28257                  MELDISCO K-M W. COVINA, CA., INC.                                             16,861
   28258                  MELDISCO K-M APPLE AVE., MICH., INC.                                          18,354
   28259                  MELDISCO K-M REDWOOD CITY, CA., INC.                                          34,007
   28260                  MELDISCO K-M HOUMA, LA., INC.                                                  9,973
   28261                  MELDISCO K-M MIDLAND, MICH., INC.                                             11,449
   28262                  LANSING, ILL., MELDISCO K-M, INC.                                             18,539
   28263                  MELDISCO K-M BEACON WOODS DR., FLA., INC.                                     28,223
   28264                  MELDISCO K-M VINELAND, N.J., INC.                                             25,599
   28265                  MELDISCO K-M POCATELLO, INC.                                                   5,298
   28266                  MELDISCO K-M FT. MYERS, FLA., INC                                             16,531
   28267                  MELDISCO K-M TEMPLE CITY, CA., INC.                                           26,679
   28268                  MELDISCO K-M CUDAHY, CALIF., INC.                                             30,818
   28269                  ROCK ISLAND, ILL., MELDISCO K-M, INC.                                         11,307
   28270                  MELDISCO K-M LITTLE CREEK RD., VA., INC.                                       8,730
   28271                  MELDISCO K-M BRIGHTON, MICH., INC.                                            10,294
   28272                  MELDISCO K-M LAPEER, MICH., INC.                                              15,462
   28273                  MELDISCO K-M FT. PIERCE, FLA., INC.                                           27,655
   28274                  MELDISCO K-M JACKSONVILLE, N.C., INC.                                         12,510
   28275                  SHERIDAN RD., ILL., MELDISCO K-M, INC.                                        16,405
   28276                  MELDISCO K-M SEDALIA, MO., INC.                                                7,785
   28277                  MELDISCO K-M DRAYTON PLAINS, MICH., INC.                                      19,946
   28278                  MELDISCO K-M FOSTORIA, OHIO, INC.                                             10,073
   28279                  MELDISCO K-M CITRUS HEIGHTS, CA., INC.                                        15,444
   28280                  MELDISCO K-M ALAMOGORDO, N.M., INC.                                            6,108
   28281                  MELDISCO K-M CASA GRANDE, ARIZ., INC.                                         14,931
   28282                  MELDISCO K-M MADISONVILLE, KY., INC.                                           5,512
   28283                  MELDISCO K-M WARSAW IND INC                                                   11,347
   28284                  MELDISCO K-M OWNESBORO, KY., INC.                                             11,858
   28285                  MELDISCO K-M ELWOOD IND INC                                                    7,503

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   28286                  MELDISCO K-M MT. AIRY, N.C., INC.                                              9,264
   28287                  MELDISCO K-M OLATHE, KS., INC.                                                11,300
   28288                  MELDISCO K-M ORANGE PARK, FLA., INC.                                          14,317
   28289                  MELDISCO K-M DECATUR, ALA., INC.                                              11,452
   28290                  MELDISCO K-M FT. MORGAN, COLO., INC.                                           5,395
   28291                  MELDISCO K-M ENOLA, PA., INC.                                                 11,485
   28292                  MELDISCO K-M FRONT ROYAL, VA., INC.                                           16,724
   28293                  MELDISCO K-M BALTIMORE CITY, MD., INC.                                        18,530
   28294                  MELDISCO K-M PALMETTO PK. RD., FLA., INC.                                     35,238
   28295                  MELDISCO K-M WICHITA, KS., INC.                                                8,728
   28296                  MELDISCO K-M CLAY, N.Y., INC.                                                  9,688
   28297                  MELDISCO K-M GARDENDALE, ALA., INC.                                            7,249
   28298                  MELDISCO K-M PANAMA CITY, FLA., INC.                                          11,431
   28299                  MELDISCO K-M COVINGTON, VA., INC.                                              5,050
   28300                  MELDISCO K-M HARLINGEN, TX., INC.                                             17,767
   28301                  MELDISCO K-M REDLANDS, CA., INC.                                              15,620
   28302                  MELDISCO K-M ESCANABA, MICH., INC.                                             6,412
   28303                  MELDISCO K-M TRAVERSE CITY, MICH., INC.                                       13,913
   28304                  MELDISCO K-M GREECE, N.Y., INC.                                               18,649
   28305                  MILES MELDISCO K-M SANDY BLVD., ORE., INC.                                    16,562
   28306                  MILES MELDISCO K-M SANTA MARIA, CALIF., INC.                                   9,361
   28307                  MILES MELDISCO K-M ST. CLAIR SHORES, INC.                                     29,303
   28308                  MILES MELDISCO K-M SAHARA AVE., NEVADA, INC.                                  29,334
   28309                  MILES MELDISCO K-M SACRAMENTO, CALIF., INC.                                   21,415
   28310                  MILES MELDISCO K-M SAN DIEGO, CALIF., INC.                                     5,529
   28311                  MILES MELDISCO K-M SALT LAKE CITY UTAH INC.                                    7,608
   28312                  MILES MELDISCO K-M SOUTH BEND, IND., INC.                                          0
   28313                  MILES MELDISCO K-M ROSWELL RD., GA., INC.                                     24,436
   28314                  MILES MELDISCO K-M SOUTH FORKS, N.D., INC.                                    14,319
   28315                  MILES MELDISCO K-M SALEM, N. H., INC.                                         21,243
   28316                  MILES MELDISCO K-M SPRAGUE AVE., WASH., INC.                                  16,610
   28317                  MILES MELDISCO K-M SHADELAND IND INC                                          21,373
   28318                  MILES MELDISCO K-M SHERMAN WAY, CALIF., INC.                                  35,032
   28319                  MILES MELDISCO K-M SIOUX FALLS S.D., INC.                                     10,231
   28320                  MILES MELDISCO K-M SO MADISON AVE IND INC                                     30,699
   28321                  MILES MELDISCO K-M WESTERN OR. PK., N.Y., INC.                                     0
   28322                  MILES MELDISCO K-M WAWATOSA, WISC., INC.                                      17,271
   28323                  MILES MELDISCO K-M SCOTIA, N.Y., INC.                                         11,233
   28324                  MILES MELDISCO K-M SCHOENHERR, MICH., INC.                                    23,752
   28325                  MILES MELDISCO K-M SCHENECTADY RD., N.Y., INC.                                16,137
   28326                  MILES MELDISCO K-M SAVANNAH DR., GA., INC.                                    13,760
   28327                  MILES MELDISCO K-M STOCKTON, CAL., INC.                                       17,013
   28328                  MILES MELDISCO K-M STATE KANSAS CITY, KAN., INC.                              18,076
   28329                  MILES MELDISCO K-M ROSERY RD FLA INC                                          15,733
   28330                  MILES MELDISCO K-M ROCHESTER, MINN., INC.                                     10,870
   28331                  MILES MELDISCO K-M SEMORAN BLVD., FLA., INC.                                  26,269
   28332                  MILES MELDISCO K-M SCOTTSDALE, ARIZ., INC.                                    14,339
   28333                  MILES MELDISCO K-M STOW, OHIO, INC.                                           13,662
   28334                  MILES MELDISCO K-M TAMPA FLA INC                                              17,286

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   28335                  MILES MELDISCO K-M TARENTUM RD., PA., INC.                                    25,494
   28336                  MILES MELDISCO K-M TILGHAM ST., PA., INC.                                     25,518
   28337                  MILES MELDISCO K-M THOUSAND OAKS, CALIF., INC.                                     0
   28338                  MILES MELDISCO K-M TAYLORSVILLE, KY., INC.                                    15,405
   28339                  MILES MELDISCO K-M TEXAS ST., CALIF., INC.                                    17,099
   28340                  MILES MELDISCO K-M W. EVANS, ST., S.C., INC.                                  10,820
   28341                  MILES MELDISCO K-M VENTURA, CAL., INC.                                        12,011
   28342                  MILES MELDISCO K-M VERSAILLES, PA., INC.                                      19,624
   28343                  MILES MELDISCO K-M VIVIAN, MO., INC.                                          11,748
   28344                  MILES MELDISCO K-M VOLUSIA AVE., FLA., INC.                                   18,678
   28345                  MILES MELDISCO K-M TAYLOR, MICH., INC.                                        34,850
   28346                  MILES MELDISCO K-M TROY, MICH., INC.                                          26,996
   28347                  MILES MELDISCO K-M UNIVERSITY DR., N.D., INC.                                 11,164
   28348                  MILES MELDISCO K-M URBANDALE, IOWA, INC.                                      10,823
   28349                  MILES MELDISCO K-M W 1400 S UTAH INC.                                         12,479
   28350                  MELDISCO K-M  MANISTEE, MICH., INC.                                           16,077
   28351                  MELDISCO K-M BALTIMORE, MD., INC.                                             20,873
   28352                  MILES MELDISCO K-M YPSILANTI, MICH., INC.                                     10,907
   28353                  MILES MELDISCO K-M YAKIMA, WASH., INC.                                        16,947
   28354                  MILES MELDISCO K-M WILSON RD., CALIF., INC.                                   22,272
   28355                  MILES MELDISCO K-M YOUNGSTOWN, INC.                                           15,051
   28356                  MILES MELDISCO K-M WESTLAND, MICH., INC.                                      23,854
   28357                  MILES MELDISCO K-M WESTERN BLVD., N.C., INC.                                   9,593
   28358                  MILES MELDISCO K-M WEST RD., MICH., INC.                                      24,401
   28359                  MILES MELDISCO K-M WAUKESHA, WISC., INC.                                      10,519
   28360                  MELDISCO K-M PINEVILLE, LA., INC.                                             14,254
   28361                  MELDISCO K-M WILMINGTON, DE., INC.                                            26,615
   28362                  MELDISCO K-M ST. JOHNS, MI., INC.                                              7,336
   28363                  MELDISCO K-M ST. GEORGE, UT., INC.                                             9,015
   28364                  MELDISCO K-M PAINTSVILLE, KY., INC.                                           15,630
   28365                  MELDISCO K-M PLEASANTVILLE, N.J., INC.                                        19,634
   28366                  MILES MELDISCO K-M RANDOLPH TOWNSHIP, N.J., INC.                              30,687
   28367                  MELDISCO K-M OAK HARBOR, WA., INC.                                             8,019
   28368                  MELDISCO K-M NOGALES, ARIZ., INC.                                             30,439
   28369                  MELDISCO K-M SOUTH BISHOP, MO., INC.                                           8,361
   28370                  MELDISCO K-M POMPANO BEACH, FL., INC.                                         28,382
   28371                  MELDISCO K-M ST. CLOUD, MN., INC.                                             15,924
   28372                  MELDISCO K-M RIPON, WI., INC.                                                  9,812
   28373                  MELDISCO K-M PINEVILLE, N.C., INC.                                            17,668
   28374                  MELDISCO K-M WINTER GARDEN, FL., INC.                                         17,567
   28375                  MELDISCO K-M WINCHESTER, KY., INC.                                             9,118
   28376                  MELDISCO K-M WISE, VA., INC.                                                   8,968
   28377                  MELDISCO K-M RIO RANCHO, NM., INC.                                            12,659
   28378                  MELDISCO K-M YANKTON, S.D., INC.                                               6,519
   28379                  MELDISCO K-M ORANGEBURG, S.C., INC.                                            8,556
   28380                  MELDISCO K-M PALATKA, FLA., INC.                                              12,749
   28381                  MELDISCO K-M PETERS CREEK PKY., N.C. INC.                                     18,559
   28382                  MELDISCO K-M NORTH KENT MALL, MICH., INC.                                     15,407
   28383                  MELDISCO K-M NORWALK, OHIO, INC.                                               9,682

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   28384                  MELDISCO K-M NEPTUNE BEACH, FLA., INC.                                        13,877
   28385                  MELDISCO K-M NEW BOSTON, OHIO, INC.                                           14,356
   28386                  MELDISCO K-M PORTAGE RD., OHIO, INC.                                          21,670
   28387                  MELDISCO K-M ST. JOnovH, MO., INC.                                             6,910
   28388                  MELDISCO K-M WYTHEVILLE, VA., INC.                                             6,738
   28389                  MELDISCO K-M ST. CLAIRSVILLE, OH., INC.                                       23,570
   28390                  MELDISCO K-M OCONOMOWOC, WI., INC.                                            13,351
   28391                  MELDISCO K-M OAK RIDGE, TENN., INC.                                            9,218
   28392                  MELDISCO K-M WINTER SPRINGS, FL., INC.                                        11,814
   28393                  MELDISCO K-M PLYMOUTH, IN., INC.                                               8,951
   28394                  MELDISCO K-M ROCK SPRINGS, WYO., INC.                                          4,360
   28395                  MELDISCO K-M S. CLEARVIEW PKWY., LA., INC.                                    17,259
   28396                  MELDISCO K-M PITTSTON, PA., INC.                                               9,462
   28397                  MELDISCO K-M PRESCOTT, ARIZ., INC.                                             7,707
   28398                  MELDISCO K-M REYNOLDSBURG, OHIO, INC.                                         19,820
   28399                  MELDISCO K-M RICHMOND, VA., INC.                                              21,455
   28400                  MELDISCO K-M GUAYAMA, N.Y., INC.                                              43,635
   28401                  MELDISCO K-M HENDERSON, NEV., INC.                                            12,274
   28402                  MELDISCO K-M CHARLEVOIX, MI., INC.                                             7,876
   28403                  MELDISCO K-M #4 CHARLOTTE AMALIE, N.Y., INC.                                  42,114
   28404                  MELDISCO K-M GOLDENROD RD., N., FL., INC.                                     13,944
   28405                  MELDISCO K-M NORTHPORT, AL., INC.                                              9,678
   28406                  MELDISCO K-M OXON HILL, MD., INC.                                             30,198
   28407                  MELDISCO K-M ORANGE CITY, FL., INC.                                           15,186
   28408                  MELDISCO K-M OAK PARK, MI., INC.                                              20,771
   28409                  MELDISCO K-M NORTH BERGEN, N.J., INC.                                              0
   28410                  MELDISCO K-M SAN LEANDRO, CALIF., INC.                                        19,389
   28411                  MELDISCO K-M KENT, WASH., INC.                                                18,106
   28412                  MELDISCO K-M ONTARIO, ORE., INC.                                               7,057
   28413                  MELDISCO K-M GONZALES, LA., INC.                                              10,982
   28414                  MELDISCO K-M BURNHAM, PA., INC.                                               12,849
   28415                  MELDISCO K-M 1802 DECATUR PIKE, TN., INC.                                     11,302
   28416                  MELDISCO/PAY LESS 1150 N. SPRINGBROOK RD., OR., INC.                               0
   28417                  MELDISCO/PAY LESS 464 S.E. JACKSON, OR., INC.                                    157
   28418                  MILES MELDISCO K. M. GREEN BIRMINGHAM, INC.                                   12,977
   28419                  MELDISCO K-M SUMMIT TOWNE CTR., PA., INC.                                      8,927
   28420                  Highland Mall Footaction, Inc.                                                 1,200
   28421                  Military Circle Footaction, Inc.                                                   0
   28422                  Mall of Abilene Footaction, Inc.                                                   0
   28423                  Santurce Footaction, Inc.                                                          0
   28424                  Sikes Center Footaction, Inc                                                       0
   28425                  Newburgh Mall Footaction, Inc.                                                     0
   28426                  Newport City Thom McAn, Inc                                                        0
   28427                  Marquette Mall Footaction, Inc.                                                    0
   28428                  Granite Run Fan Club, Inc.                                                         0
   28429                  Gadsden Mall Footaction, Inc.                                                      0
   28430                  MELDISCO/PAY LESS MERCER ISLAND, WA., INC.                                         0
   28431                  MELDISCO/PAY LESS MEAD, WA., INC.                                                234
   28432                  MELDISCO K-M 1075 SHAW AVE., CA., INC.                                        16,932

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   28433                  Georgia Square Footaction, Inc.                                                    0
   28434                  Great Northwest Footaction, Inc.                                                   0
   28435                  Hamilton Place Footaction, Inc.                                                    0
   28436                  Sharpstown Center Footaction, Inc.                                             4,400
   28437                  Roosevelt Mall (PA) Footaction, Inc.                                               0
   28438                  Great Mall Footaction, Inc.                                                        0
   28439                  Mall Del Norte Footaction, Inc.                                                    0
   28440                  Valle Vista Footaction, Inc.                                                       0
   28441                  Metro North Footaction, Inc.                                                       0
   28442                  Natick Mall Footaction, Inc.                                                     150
   28443                  North East Footaction, Inc.                                                      100
   28444                  Independence Center Footaction, Inc.                                               0
   28445                  West Oaks Footaction, Inc.                                                         0
   28446                  South Plains Footaction, Inc.                                                    900
   28447                  Southlake Mall Footaction, Inc.                                                    0
   28448                  Tucson Mall Footaction, Inc.                                                       0
   28449                  Town East Footaction, Inc.                                                     1,300
   28450                  University Footaction, Inc.                                                        0
   28451                  Solomon Pond Footaction, Inc.                                                    150
   28452                  Warner Robins Galleria Footaction, Inc.                                            0
   28453                  Carolina East Footaction, Inc.                                                   821
   28454                  Camp Wisdom Footaction, Inc.                                                       0
   28455                  MELDISCO - GORD 3728 EAST CALUMET, WI., INC.                                       0
   28456                  Capital Footaction, Inc.                                                           0
   28457                  Boynton Beach Footaction, Inc.                                                     0
   28458                  Annapolis Mall Footaction, Inc.                                                2,541
   28459                  Citadel Mall Footaction, Inc.                                                      0
   28460                  Steamtown Footaction, Inc.                                                         0
   28461                  St. Clair FootAction, Inc.                                                         0
   28462                  Pasadena Towne Square Footaction, Inc.                                         1,000
   28463                  Mt. Berry Square Footaction, Inc,                                                  0
   28464                  MELDISCO - MCW 750 WEST 7TH STREET, LOS ANGELES, CA ., INC.                        0
   28465                  Tyrone Square Footaction, Inc.                                                     0
   28466                  OAK HOLLOW FOOTACTION, INC.                                                      950
   28467                  Mall at 163rd St. Footaction, Inc.                                                 0
   28468                  Northgate Footaction, Inc.                                                         0
   28469                  Magnolia Mall Footaction, Inc.                                                     0
   28470                  Columbia Center Footaction, Inc.                                                   0
   28471                  FOUR SEASONS FOOTACTION, INC.                                                  2,465
   28472                  Greenspoint Footaction, Inc.                                                   3,600
   28473                  Gulf View Square Footaction Inc.                                                   0
   28474                  Golden East Crossing Footation, Inc.                                             830
   28475                  Hudson Mall Footaction, Inc.                                                       0
   28476                  Spring Hill Footaction, Inc.                                                       0
   28477                  Taylor Township Footaction, Inc                                                   25
   28478                  Broward Mall Footaction, Inc.                                                      0
   28479                  Fairgrounds Sq. Footaction, Inc.                                                   0
   28480                  Oak Park Footaction, Inc.                                                        285
   28481                  Kenner Footaction, Inc.                                                           25

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   28482                  Old Hickory Mall Footaction, Inc.                                                  0
   28483                  SOUTH SQUARE MALL FOOTACTION, INC.                                                 0
   28484                  W. Mifflin Footaction, Inc.                                                        0
   28485                  Lakeland Square Footaction, Inc.                                                   0
   28486                  Westgate Mall Footaction, Inc.                                                     0
   28487                  TWIN RIVERS MALL FOOTACTION, INC.                                                434
   28488                  Anderson Footaction, Inc.                                                          0
   28489                  MELDISCO K-M PROVO, UT., INC.                                                  7,213
   28490                  MELDISCO K-M 301 COLLEGE SQ., DE., INC.                                       25,490
   28491                  MELDISCO K-M RIO PIEDRAS, PR., INC.                                           28,914
   28492                  MELDISCO K-M GRAYLING, MI, INC.                                                9,464
   28493                  MELDISCO K-M GRAYSON, KY., INC.                                               19,289
   28494                  MELDISCO K-M HARDING HIGHWAY, OH., INC.                                        9,549
   28495                  MELDISCO K-M HAVRE, MONT., INC.                                               12,180
   28496                  MELDISCO K-M N. MIAMI BEACH, FL., INC.                                        40,913
   28497                  MELDISCO K-M 11330 MONTWOOD DR., TX., INC.                                    13,184
   28498                  MELDISCO K-M GREENVILLE, MI., INC.                                            13,907
   28499                  MELDISCO K-M HESPERIA, CA., INC.                                              22,417
   28500                  MELDISCO K-M COLORADO SPRINGS, CO., INC.                                       5,011
   28501                  MELDISCO K-M LANTANA, FLA., INC.                                              29,304
   28502                  MELDISCO K-M LANGHORNE, PA., INC.                                             22,426
   28503                  MELDISCO K-M HUTCHINSON, KAN., INC.                                            8,267
   28504                  MELDISCO K-M LAWTON, OKLA., INC.                                               9,659
   28505                  MELDISCO K-M MT. PLEASANT, MICH., INC.                                        11,112
   28506                  MELDISCO K-M HALSTEAD ST., MICH., INC.                                         9,353
   28507                  MELDISCO K-M HILLTOP DR., CALIF., INC.                                        17,268
   28508                  MELDISCO K-M HUNTS BRIDGE RD., S.C., INC.                                      8,937
   28509                  MELDISCO K-M HUNTINGTON IND INC                                                8,393
   28510                  MELDISCO K-M HORSEHEADS, N.Y., INC.                                           14,767
   28511                  MELDISCO K-M LEWISTON, ID., INC.                                               7,995
   28512                  MELDISCO K-M LONGMONT, COLO., INC.                                            13,241
   28513                  MELDISCO K-M HAMPTON, VA., INC.                                               10,772
   28514                  MELDISCO K-M HEMET, CALIF., INC.                                              14,819
   28515                  MELDISCO K-M HOBBS, N.M., INC.                                                 7,626
   28516                  MELDISCO K-M JEFFERSONVILLE, IND., INC.                                        8,001
   28517                  MELDISCO K-M JEFFERSON CITY, MO., INC.                                         8,675
   28518                  MELDISCO K-M KALISPELL, MO., INC.                                              6,953
   28519                  MELDISCO K-M LONGVIEW, TX., INC.                                              11,481
   28520                  MELDISCO K-M MAIN ST., WISC., INC.                                             9,267
   28521                  MELDISCO K-M LOUISVILLE, KY., INC.                                            15,832
   28522                  MELDISCO K-M HYANNIS, MASS., INC.                                             45,839
   28523                  MELDISCO K-M KINGSPORT, TENN., INC.                                           13,606
   28524                  MELDISCO K-M JACKSON, TENN., INC.                                              9,897
   28525                  MELDISCO K-M LEM TURNER RD.,FLA.,INC.                                         15,454
   28526                  MELDISCO K-M HWY. 33, VA., INC.                                                8,876
   28527                  MELDISCO K-M MALL BLVD., PA., INC.                                            18,841
   28528                  MELDISCO K-M LAKE PARK, FLA., INC.                                            35,672
   28529                  MELDISCO K-M KLAMATH FALLS, ORE., INC.                                         8,830
   28530                  MELDISCO K-M LAS CRUCES, N.M., INC.                                            6,012

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   28531                  MELDISCO K-M HOOKSETT, N.H., INC.                                             13,169
   28532                  MELDISCO K-M HELENA, MONT., INC.                                               5,542
   28533                  MELDISCO K-M HAYWARD, CALIF., INC.                                            17,043
   28534                  MILES MELDISCO K-M EASTLAKE, OHIO, INC.                                       12,841
   28535                  MILES MELDISCO K-M CHESAPEAKE, OHIO, INC.                                      8,202
   28536                  MILES MELDISCO K-M CIRCLE, KY., INC.                                          19,124
   28537                  MILES MELDISCO K-M CITRUS AVE., CALIF., INC.                                  14,021
   28538                  MILES MELDISCO K-M BRADENTOWN, FLA., INC.                                          0
   28539                  MILES MELDISCO K-M BURNSIDE RD., ORE., INC.                                   17,480
   28540                  MILES MELDISCO K-M CARLISLE PIKE, PA., INC.                                   13,999
   28541                  MILES MELDISCO K-M CEDAR ST., MICH., INC.                                     17,802
   28542                  MILES MELDISCO K-M CENTRAL AVE., N.M., INC.                                   17,773
   28543                  MILES MELDISCO K-M BUTLER ST., PA., INC.                                      17,417
   28544                  MILES MELDISCO K-M BLOOMINGTON IND INC                                         5,997
   28545                  MILES MELDISCO K-M BLANDING BLVD., FLA., INC.                                 13,780
   28546                  MILES MELDISCO K-M BLAND YOUNGSTOWN, INC.                                     16,660
   28547                  MILES MELDISCO K-M BILLINGS, MONTANA, INC.                                     9,794
   28548                  MILES MELDISCO K-M BELT H'WAY., MO., INC.                                     10,555
   28549                  MILES MELDISCO K-M BELLFLOWER, CALIF., INC.                                   39,559
   28550                  MILES MELDISCO K-M BEACH BLVD FLA INC                                         25,042
   28551                  MILES MELDISCO K-M BANISTER RD., MO., INC.                                     7,991
   28552                  MILES MELDISCO K-M BAGLEY, OHIO, INC.                                         18,204
   28553                  MILES MELDISCO K-M COSTA MESA, CALIF, INC.                                    25,840
   28554                  MILES MELDISCO K-M BISCAYNE FLA INC                                           37,609
   28555                  MILES MELDISCO K-M 72ND ST., WASH., INC.                                      19,677
   28556                  MILES MELDISCO K-M 1401 MEMORIAL, ALA., INC.                                  14,400
   28557                  MILES MELDISCO K-M 1801 SO. 10TH ST., TEX., INC.                              44,758
   28558                  MILES MELDISCO K-M ARVADA, COLO., INC.                                        12,573
   28559                  MILES MELDISCO K-M BISMARK, N. DAK., INC.                                     19,036
   28560                  MILES MELDISCO K-M 1860 CENTRAL AVE., N.Y., INC.                              23,842
   28561                  MILES MELDISCO K-M 2873 W., PA., INC.                                         10,941
   28562                  MILES MELDISCO K-M ALLENTOWN RD., OHIO, INC.                                  11,023
   28563                  MILES MELDISCO K-M AVE., J., CALIF., INC.                                     14,824
   28564                  MILES MELDISCO K-M CHANNEL ISLANDS, CALIF., INC.                              19,522
   28565                  MILES MELDISCO K-M CORAL WAY VILLAGE, FLA., INC.                              37,634
   28566                  MILES MELDISCO K-M COLUMBUS, GA.,INC.                                         11,157
   28567                  MILES MELDISCO K-M 66 ST FLA INC                                              22,469
   28568                  MILES MELDISCO K-M CLEVELAND AVE., GA., INC.                                  18,099
   28569                  MILES MELDISCO K-M COLLINS RD., IOWA, INC.                                    16,916
   28570                  MILES MELDISCO K-M 16TH AVENUE, IOWA, INC.                                     8,557
   28571                  MILES MELDISCO K-M 9TH ST., FLA., INC.                                        10,874
   28572                  MILES MELDISCO K-M 6TH AVE., WASH., INC.                                      13,933
   28573                  MILES MELDISCO K-M CUDAHY, WISC., INC.                                        13,956
   28574                  MILES MELDISCO K-M EAU CLAIR, WISC., INC.                                      9,829
   28575                  MILES MELDISCO K-M EL CAJON, CALIF., INC.                                     30,478
   28576                  MILES MELDISCO K-M DENVER, INC.                                                8,202
   28577                  MILES MELDISCO K-M DEQUINDRE, MICH., INC.                                     21,449
   28578                  MILES MELDISCO K-M DES PLAINES, INC.                                          25,954
   28579                  MILES MELDISCO K-M DIXIE, KY., INC.                                            4,545

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   28580                  MILES MELDISCO K-M DORAVILLE, GA., INC.                                       34,894
   28581                  MILES MELDISCO K-M DUBUQUE, IOWA, INC.                                         9,212
   28582                  MILES MELDISCO K-M COLUMBIA, S.C., INC.                                       13,150
   28583                  MILES MELDISCO K-M EASTWOOD, ALA., INC.                                        7,673
   28584                  MELDISCO K-M SHAMOKIN DAM, PA., INC.                                          14,288
   28585                  MELDISCO K-M SHEBOYGAN, WISC., INC.                                            8,459
   28586                  MELDISCO K-M MURFREESBORO, TENN., INC.                                         7,964
   28587                  MELDISCO K-M SOUTH HILLS MALL, N.Y., INC.                                     19,787
   28588                  MELDISCO K-M RANCHO CORDOVA, CA., INC.                                        10,672
   28589                  MELDISCO K-M LAKE ORION, MICH., INC.                                          13,826
   28590                  MELDISCO K-M E. GREENVILLE BLVD., N.C., INC.                                  12,000
   28591                  MELDISCO K-M ST. novUSTINE, FLA., INC.                                        11,448
   28592                  MELDISCO K-M. ACTON, MASS., INC.                                              13,040
   28593                  MELDISCO K-M ELLICOTT CITY, MD., INC.                                         12,693
   28594                  MELDISCO K-M GARFIELD HTS., OHIO, INC.                                        21,143
   28595                  MELDISCO K-M SEASIDE, CA., INC.                                                    0
   28596                  MELDISCO K-M BROOKHAVEN, PA., INC.                                            16,269
   28597                  MELDISCO K-M SAYRE, PA., INC.                                                 13,283
   28598                  MELDISCO K-M NEWBURYPORT, MASS., INC.                                         14,205
   28599                  MELDISCO K-M SHERIDAN, WYO., INC.                                              6,283
   28600                  MELDISCO K-M LA PORTE IND INC                                                 10,086
   28601                  MELDISCO K-M FALL RIVER, MASS., INC.                                          18,693
   28602                  MELDISCO K-M FEDERAL HWY., FLA., INC.                                         26,549
   28603                  MELDISCO K-M NEW CASTLE, PA., INC.                                            15,407
   28604                  MELDISCO K-M GREAT BARRINGTON, MASS., INC.                                    11,245
   28605                  MELDISCO K-M WAYNESBORO, PA., INC.                                            11,797
   28606                  MELDISCO K-M S. PLAINFIELD, N.J., INC.                                        10,623
   28607                  MELDISCO K-M BELLE VERNON, PA., INC.                                          14,675
   28608                  MELDISCO K-M HERNDON, VA., INC.                                               34,092
   28609                  MELDISCO K-M WATERTOWN, CT., INC.                                             16,562
   28610                  MELDISCO K-M WILLIAMSPORT, PA., INC.                                          21,221
   28611                  MELDISCO K-M EAGLEVILLE, PA., INC.                                            10,346
   28612                  MELDISCO K-M GLASSBORO, N.J., INC.                                            18,354
   28613                  MELDISCO K-M MARYVILLE, TENN., INC.                                           14,502
   28614                  MELDISCO K-M COUNCIL BLUFFS, IOWA, INC.                                       10,022
   28615                  MELDISCO K-M SUNLAND, CA., INC.                                                    0
   28616                  NEW LENOX, ILL., MELDISCO K-M, INC.                                           19,322
   28617                  MELDISCO K-M BERWICK, PA., INC.                                               10,980
   28618                  MELDISCO K-M STATEN ISLAND, N.Y., INC.                                        50,329
   28619                  MELDISCO K-M LAKE TAHOE, CA., INC.                                            13,973
   28620                  MELDISCO K-M HENDERSONVILLE, TENN., INC.                                       6,358
   28621                  MELDISCO K-M ALLENTOWN, PA., INC.                                             29,372
   28622                  MELDISCO K-M CORTLAND, N.Y., INC.                                             11,792
   28623                  MELDISCO K-M novUSTA, MAINE, INC.                                             10,863
   28624                  MELDISCO K-M MEADEVILLE, PA., INC.                                             8,154
   28625                  MELDISCO K-M E. STROUDSBURG, PA., INC.                                        25,420
   28626                  MELDISCO K-M LANCASTER, PA., INC.                                             16,451
   28627                  MELDISCO K-M RIO GRANDE, N.J., INC.                                           43,638
   28628                  PONTIAC, ILL., MELDISCO K-M, INC.                                              5,063

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   28629                  PULASKI, ILL., MELDISCO K-M, INC.                                             30,994
   28630                  MELDISCO K-M CLAYMONT, DEL., INC.                                             17,951
   28631                  MELDISCO K-M GOLDSBORO, N.C., INC.                                            11,800
   28632                  MELDISCO K-M WATERVILLE, MAINE, INC.                                          12,500
   28633                  MELDISCO K-M POUGHKEEPSIE, N.Y., INC.                                         34,538
   28634                  MELDISCO K-M FT. WALTON BEACH, FLA., INC.                                     15,076
   28635                  MELDISCO K-M CHEBOYGAN, MICH., INC.                                            7,603
   28636                  MELDISCO K-M MAYNARDVILLE PIKE, TN., INC.                                      7,914
   28637                  MELDISCO K-M KINSTON, N. C., INC.                                             10,305
   28638                  MELDISCO K-M SARALAND, ALA., INC.                                              7,685
   28639                  MELDISCO K-M JAMESTOWN, N.D.,INC.                                              6,439
   28640                  MELDISCO K-M ENDICOTT, N.Y., INC.                                             18,342
   28641                  MELDISCO K-M QUAKERTOWN, PA., INC.                                            16,334
   28642                  MELDISCO K-M KOKOMO, IN., INC.                                                10,999
   28643                  MELDISCO K-M CINCINNATI, OHIO, INC.                                           12,904
   28644                  MELDISCO K-M PIERRE, S.D., INC.                                                6,171
   28645                  MELDISCO K-M WOODBRIDGE, VA., INC.                                            24,119
   28646                  MELDISCO K-M LEBANON, TENN., INC.                                              9,304
   28647                  MELDISCO K-M CHATTANOOGA, TN., INC.                                            8,701
   28648                  MELDISCO K-M SPRINGFIELD, MA., INC.                                           31,670
   28649                  MELDISCO K-M RICHMOND, MICH., INC.                                            12,572
   28650                  MELDISCO K-M LIMONITE AVENUE, CA., INC.                                       13,717
   28651                  MELDISCO K-M PLACERVILLE, CA., INC.                                            9,743
   28652                  MELDISCO K-M WEST VIEW PARK DR., PA., INC.                                    16,099
   28653                  MELDISCO K-M ALBERTVILLE, ALA., INC.                                          10,906
   28654                  MELDISCO K-M WINONA, MINN., INC.                                               7,054
   28655                  MELDISCO K-M O'FALLON, MO., INC.                                              10,307
   28656                  MELDISCO K-M 3020 12TH ST., S.D., INC.                                         8,567
   28657                  MELDISCO K-M WEST BEND, WISC., INC.                                            7,568
   28658                  MELDISCO K-M N. PLAINFIELD, N.J., INC.                                        28,147
   28659                  MELDISCO K-M WEST CHESTER, PA., INC.                                          14,722
   28660                  MELDISCO K-M TEXARKANA, TX., INC.                                             13,149
   28661                  MELDISCO K-M DANVILLE, KY., INC.                                               6,456
   28662                  MELDISCO K-M FRACKVILLE, PA., INC.                                            15,137
   28663                  MORTON, ILL., MELDISCO K-M, INC.                                               6,601
   28664                  MELDISCO K-M WEST STATE ST., N.Y., INC.                                       25,949
   28665                  MELDISCO K-M ALMA, MICH., INC.                                                 7,735
   28666                  MELDISCO K-M EAST LIVERPOOL, OHIO, INC.                                       10,463
   28667                  MELDISCO K-M KEARNEY, N.J., INC.                                              61,236
   28668                  MELDISCO K-M E. 10TH ST., S.D., INC.                                           7,849
   28669                  MELDISCO K-M ELMWOOD PARK, N.J., INC.                                         48,333
   28670                  MELDISCO K-M PARAMUS, N.J., INC.                                              37,435
   28671                  MELDISCO K-M CLOSTER, N.J., INC.                                              18,739
   28672                  MELDISCO K-M GRASS VALLEY, CA., INC.                                          18,893
   28673                  MELDISCO K-M KEARNS, UT., INC.                                                10,236
   28674                  MELDISCO K-M WEBSTER CITY, IOWA, INC.                                          5,376
   28675                  MELDISCO K-M MADISON HGTS, MICH., INC.                                        33,400
   28676                  MELDISCO K-M MARIETTA, OH., INC.                                              10,373
   28677                  MELDISCO K-M MADISON ST., TN., INC.                                            7,181

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   28678                  MELDISCO K-M RICHLANDS, VA., INC.                                              9,815
   28679                  MELDISCO K-M BROWNSBURG IN INC                                                 8,220
   28680                  MELDISCO K-M CODY, WY., INC.                                                   6,639
   28681                  WOODSTOCK, ILL., MELDISCO K-M, INC.                                           10,675
   28682                  MT. VERNON, ILL., MELDISCO K-M, INC.                                           8,409
   28683                  MELDISCO K-M PETALUMA, CA., INC.                                              16,540
   28684                  MELDISCO K-M ROMEO, MICH., INC.                                                8,040
   28685                  MELDISCO K-M OUTER LOOP, KY., INC.                                            16,379
   28686                  BELL RD., ILL., MELDISCO K-M, INC.                                             6,073
   28687                  S. CICERO AVE, ILL., MELDISCO K-M, INC.                                       20,657
   28688                  MELDISCO K-M CLINTON, MD., INC.                                               13,009
   28689                  MELDISCO K-M CROSSVILLE, TENN., INC.                                          11,663
   28690                  MELDISCO K-M LEAVENWORTH, KS., INC.                                            6,561
   28691                  MELDISCO K-M SCOTTSBORO, ALA., INC.                                            6,696
   28692                  MELDISCO K-M WHITE BEAR LAKE, MINN., INC.                                     10,205
   28693                  MELDISCO K-M WILMINGTON, N.C., INC.                                           18,738
   28694                  MELDISCO K-M XYLON AVE., MINN., INC.                                          10,506
   28695                  MELDISCO K-M ZANESVILLE, OHIO, INC.                                           14,683
   28696                  MELDISCO K-M S. ORANGE BLOSSOM TR., FLA., INC.                                32,996
   28697                  MELDISCO K-M VINCENNES IND INC                                                 7,705
   28698                  MELDISCO K-M WAYNE, N.J. INC.                                                 58,169
   28699                  MELDISCO K-M WEIRTON W. VA., INC.                                              7,960
   28700                  MELDISCO K-M WESTLAKE, OHIO, INC.                                             11,002
   28701                  MELDISCO K-M FARMINGTON, N.M., INC.                                           15,016
   28702                  MELDISCO K-M FRANKLIN RD., S.W., VA., INC.                                     9,964
   28703                  MELDISCO K-M FARMINGTON HILLS, MICH., INC.                                    11,715
   28704                  MELDISCO K-M FAIRVIEW AVE., IDAHO, INC.                                        9,793
   28705                  MELDISCO K-M FAIRBORN, OHIO, INC.                                              7,889
   28706                  MELDISCO K-M FT. MITCHELL, KY., INC.                                          15,363
   28707                  MELDISCO K-M MINNETONKA, MINN., INC.                                           9,510
   28708                  MILES SHOES MELDISCO K-M 52ND ST. OMAHA, NEB., INC.                           21,465
   28709                  MILES SHOES MELDISCO K-M NIAGARA FALLS BLVD. AMHERST,  N.Y., INC.             23,517
   28710                  MILES SHOES MELDISCO K-M MCRAE BLVD., EL PASO, TEXAS, INC.                    23,601
   28711                  MELDISCO K-M GREENWOOD IND INC                                                15,790
   28712                  MILES SHOES MELDISCO COL. HILL S.C. CINN., OHIO, INC.                              0
   28713                  MELDISCO K-M GRAY AVE., CALIF., INC.                                          11,025
   28714                  MELDISCO K-M GREENWOOD, S.C., INC.                                            11,536
   28715                  MELDISCO K-M W. GREENWAY RD., ARIZ., INC.                                     15,535
   28716                  MILES SHOES MELDISCO 601 WOODMAN DR., DAYTON, OHIO, INC.                      18,435
   28717                  MILES MELDISCO K-M  RICHMOND AVE., N.Y., INC.                                 59,532
   28718                  MELDISCO K-M DIAMOND BAR, CALIF., INC.                                        10,152
   28719                  MELDISCO K-M WILLOW GROVE, PA., INC.                                          11,283
   28720                  MELDISCO K-M FEASTERVILLE, PA., INC.                                          13,770
   28721                  MELDISCO K-M GREAT FALLS, MONT., INC.                                          7,221
   28722                  MELDISCO K-M HALES CORNERS, WISC., INC.                                       10,287
   28723                  MELDISCO K-M W. 65TH ST., OHIO, INC.                                          20,039
   28724                  MELDISCO K-M GREENVILLE, OHIO, INC.                                            8,193
   28725                  MELDISCO K-M W. LEBANON, N.H., INC.                                           11,576
   28726                  MELDISCO K-M W. BASELINE RD., ARIZ., INC.                                          0

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   28727                  MELDISCO K-M W. ALEXIS RD., OHIO, INC.                                        17,795
   28728                  MELDISCO K-M GREENVILLE, MISS., INC.                                           8,368
   28729                  MELDISCO K-M WASHINGTON ST IND INC                                            24,435
   28730                  MELDISCO K-M WARMINSTER, PA.,INC.                                             15,002
   28731                  MELDISCO K-M WALLA WALLA, WASH., INC.                                         10,661
   28732                  MELDISCO K-M WABASH AVE., MD., INC.                                           19,643
   28733                  MELDISCO K-M W.PATRICK, MD., INC.                                             18,992
   28734                  MELDISCO K-M WATSON BLVD., GA., INC.                                          12,536
   28735                  MELDISCO K-M RODNEY PARHAM RD., ARK., INC.                                    11,369
   28736                  MELDISCO K-M WATERBURY, CONN., INC.                                           26,950
   28737                  MELDISCO K-M MILFORD, MASS., INC.                                             17,701
   28738                  MELDISCO K-M MIDLOTHIAN TPKE., VA., INC.                                      16,477
   28739                  MELDISCO K-M MERCERVILLE RD., N.J., INC                                       34,817
   28740                  MELDISCO K-M MENOMONEE FALLS, WISC., INC.                                     12,271
   28741                  MELDISCO K-M MIAMISBURG, OHIO, INC.                                              950
   28742                  MELDISCO K-M MERRILLVILLE INC                                                 16,605
   28743                  MELDISCO K-M OREM UTAH, INC.                                                   6,722
   28744                  MILES MELDISCO K-M RAPID CITY, S.D., INC.                                     17,919
   28745                  MELDISCO K-M ST ALBANS W. VA., INC.                                           15,124
   28746                  MELDISCO K-M STADIUM DR., MICH., INC.                                          7,878
   28747                  MELDISCO K-M STEVENS POINT, WISC., INC.                                        9,433
   28748                  MELDISCO K-M MODESTA, CAL., INC.                                              21,176
   28749                  MELDISCO K-M MISSOULA, MONT., INC.                                             6,273
   28750                  MELDISCO K-M MILFORD, OHIO, INC.                                              16,195
   28751                  MELDISCO K-M STURGIS, MICH., INC.                                              7,223
   28752                  MELDISCO K-M SUMTER, S.C., INC.                                               10,658
   28753                  MELDISCO K-M MOOSIC, PA., INC.                                                15,406
   28754                  MELDISCO K-M NEW IBERIA, LA, INC.                                             13,476
   28755                  MELDISCO K-M NEWARK, CALIF., INC.                                                  0
   28756                  MELDISCO K-M NEWPORT NEWS, VA., INC.                                           8,249
   28757                  MELDISCO K-M SnovAS, MASS., INC.                                              29,434
   28758                  MELDISCO K-M N. ANDRESEN RD., WASH., INC.                                     11,537
   28759                  MELDISCO K-M SAVANNAH HWY., S.C., INC.                                        13,846
   28760                  MELDISCO K-M SCOTTSBLUFF, NEB., INC.                                           5,999
   28761                  MELDISCO K-M SCRANTON CARBONDALE H'WAY, PA., INC.                             23,013
   28762                  MELDISCO K-M NORRISTOWN, PA., INC.                                            12,647
   28763                  MELDISCO K-M NORTH CANTON, OHIO, INC.                                         17,229
   28764                  MELDISCO K-M OLENTANGY RIVER ROAD, OHIO, INC.                                 21,772
   28765                  MELDISCO K-M N. ARROWOOD ST., S.C., INC.                                      13,649
   28766                  MELDISCO K-M NINE MILE RD., VA., INC.                                         19,300
   28767                  MELDISCO K-M NAPLES, FLA., INC                                                10,080
   28768                  MELDISCO K-M NAMPA, ID., INC.                                                  7,802
   28769                  MELDISCO K-M N.LAS VEGAS, NEV., INC.                                          27,970
   28770                  MELDISCO K-M N. DALE-MABRY., HWY., FLA, INC.                                  20,703
   28771                  MELDISCO K-M MENOMINEE, MICH., INC.                                            9,931
   28772                  MELDISCO K-M MASON CITY, IOWA, INC.                                            6,518
   28773                  MELDISCO K-M MANHATTAN, KS., INC.                                              5,678
   28774                  MELDISCO K-M MANTUA, N.J., INC.                                               26,881
   28775                  MELDISCO K-M MARYLAND AVE., MINN., INC.                                       20,566

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   28776                  MELDISCO K-M MARLTON, N.J., INC.                                              11,074
   28777                  MELDISCO K-M TACOMA, WASH., INC.                                              14,283
   28778                  MELDISCO K-M SPRING VALLEY, CALIF., INC.                                           0
   28779                  MELDISCO K-M SINCLAIR LANE, MD., INC.                                         15,250
   28780                  MELDISCO K-M SOQUEL,CALIF.,INC.                                                    0
   28781                  MELDISCO K-M SILVER SPRING, MD., INC.                                         56,600
   28782                  MELDISCO K-M NAZARETH PIKE, PA., INC.                                            701
   28783                  MELDISCO K-M NEW HARTFORD, N.Y., INC.                                         16,309
   28784                  MELDISCO K-M MUSKOGEE,OKLA.,INC                                               10,672
   28785                  MELDISCO K-M MORRISTOWN, TENN., INC.                                          20,023
   28786                  MELDISCO K-M SHELBY, N.C., INC.                                               15,223
   28787                  MELDISCO K-M SHELBURKE RD., VT., INC.                                         16,496
   28788                  MELDISCO K-M SIOUX CITY, IOWA, INC.                                           15,489
   28789                  MELDISCO K-M MANASSAS, VA., INC.                                              35,639
   28790                  MELDISCO K-M MUSCLE SHOALS, ALA., INC.                                         8,756
   28791                  MELDISCO K-M N. AVE., COLO., INC.                                              8,435
   28792                  MELDISCO K-M UTICA, MICH., INC.                                               12,300
   28793                  MELDISCO K-M W. 7 MILE RD., MICH., INC.                                       17,377
   28794                  MELDISCO K-M VERNON, CONN., INC.                                              29,595
   28795                  MELDISCO K-M VENICE, FLA., INC.                                               10,651
   28796                  MELDISCO K-M VALPARAISO, IND., INC.                                           10,809
   28797                  MELDISCO K-M VALLEY PLAZA, MD., INC.                                          24,283
   28798                  MELDISCO K-M U.S. ROUTE 11, PA., INC.                                         21,906
   28799                  MELDISCO K-M TUALATIN, ORE., INC.                                             11,518
   28800                  MELDISCO K-M TOMS RIVER, N.J., INC.                                           29,601
   28801                  MELDISCO K-M TOLEDO, OHIO, INC.                                                8,935
   28802                  MELDISCO K-M TIFTON, GA., INC.                                                10,210
   28803                  MELDISCO K-M VALENCIA, CALIF., INC.                                           20,038
   28804                  MELDISCO K-M TULSA, OKLA., INC.                                               11,613
   28805                  MELDISCO K-M TWIN FALLS, IDAHO, INC.                                          10,955
   28806                  MELDISCO K-M U. S. RTE, 309, PA., INC.                                        23,299
   28807                  MELDISCO K-M PLATTE WOODS, MO., INC.                                           7,362
   28808                  MELDISCO K-M PERU IND INC                                                      7,465
   28809                  MELDISCO K-M PLAZA MALL, NJ., INC.                                            60,947
   28810                  MELDISCO K-M PONTIAC, MICH., INC.                                             12,220
   28811                  MELDISCO K-M PORTAGE, MICH., INC.                                              8,741
   28812                  MELDISCO K-M READING, PA., INC.                                               14,947
   28813                  MELDISCO K-M PYRAMID MALL, N.Y., INC.                                         17,565
   28814                  MELDISCO K-M PASADENA, MD., INC.                                              17,229
   28815                  MELDISCO K-M SAND SPRINGS, OKLA., INC.                                         8,152
   28816                  MELDISCO K-M PADUCAH, KY., INC.                                               10,914
   28817                  MELDISCO K-M PARKERSBURG W. VA., INC.                                         10,684
   28818                  MELDISCO K-M SANTA FE, N.M., INC.                                             17,907
   28819                  MELDISCO K-M TALLMADGE, OHIO, INC.                                            22,810
   28820                  MELDISCO K-M REED ROAD, PA., INC.                                                  0
   28821                  MELDISCO K-M S. TUNNEL RD., N.C., INC.                                         9,584
   28822                  MELDISCO K-M ROSWELL, N.M., INC.                                               7,467
   28823                  MELDISCO K-M ROCK HILL, S.C., INC.                                            17,993
   28824                  MELDISCO/PAY LESS MAIN & HOWARD, WA., INC.                                       189

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   28825                  MELDISCO K-M SAN FERNANDO RD.,CALIF., INC.                                         0
   28826                  MELDISCO K-M ROCHESTER, MICH., INC.                                                0
   28827                  MELDISCO K-M RIVERSIDE, CALIF., INC.                                          14,356
   28828                  MELDISCO K-M RENSSELAER, N.Y. INC.                                            14,180
   28829                  MILES MELDISCO K-M N. DIVISION, WASH., INC.                                   18,412
   28830                  MILES MELDISCO K-M MILITARY NIAG. FALLS, INC.                                 18,702
   28831                  MELDISCO K-M TARPON SPRINGS, FLA., INC.                                       11,857
   28832                  MILES MELDISCO K-M ODDIE BLVD., NEV., INC.                                    15,673
   28833                  MILES MELDISCO K-M OCALA,FLA.,INC.                                            16,443
   28834                  MILES MELDISCO K-M NORTH GATE, INC.                                           15,785
   28835                  MILES MELDISCO K-M NOLENSVILLE, TENN., INC.                                   20,321
   28836                  MILES MELDISCO K-M NEW PORT RICHEY, FLA., INC.                                   150
   28837                  MILES MELDISCO K-M OVERLAND, KANSAS, INC.                                      9,165
   28838                  MILES MELDISCO K-M PARKLANE RD., S.C.,  INC.                                  11,095
   28839                  MILES MELDISCO K-M OSHKOSH, WISC., INC.                                       10,965
   28840                  MILES MELDISCO K-M ORANGE, CALIF., INC.                                            0
   28841                  MILES MELDISCO K-M PATRICIO, P. R., INC.                                      71,873
   28842                  MILES MELDISCO K-M PARLEYS WAY UTAH INC                                        4,620
   28843                  MILES MELDISCO K-M PENDELTON PIKE, IND., INC.                                 10,638
   28844                  MILES MELDISCO K-M PLAZA FT. JACKSON, INC.                                     7,322
   28845                  MILES MELDISCO K-M PLUMMER ST., CALIF., INC.                                  17,402
   28846                  MILES MELDISCO K-M PLYMOUTH TWP., MICH., INC.                                 15,354
   28847                  MILES MELDISCO K-M MOBILE H'WAY, FLA., INC.                                   14,426
   28848                  MILES MELDISCO K-M MISSION ST., ORE., INC.                                    15,676
   28849                  MILES MELDISCO K-M MINOT, N.D., INC.                                          15,403
   28850                  MILES MELDISCO K-M MILITARY TRAIL, FLA., INC.                                      0
   28851                  MILES MELDISCO K-M MONMOUTH RD., N.J., INC.                                   32,362
   28852                  MILES MELDISCO K-M MONROE, MICH., INC.                                        17,454
   28853                  MILES MELDISCO K-M MORRELL, TENN., INC.                                       10,949
   28854                  MILES MELDISCO K-M MOSS ST., CALIF., INC.                                     41,528
   28855                  MILES MELDISCO K-M MASSILLON, OHIO, INC.                                      23,246
   28856                  MILES MELDISCO K-M MUSKEGON, MICH., INC.                                           0
   28857                  MILES MELDISCO K-M MATTYDALE, N.Y., INC.                                      26,358
   28858                  MILES MELDISCO K-M MCKINLEY AVE IND INC                                       29,225
   28859                  MILES MELDISCO K-M McBRIEN RD., TENN., INC.                                        0
   28860                  MILES MELDISCO K-M MERRIAM, INC.                                               7,798
   28861                  MILES MELDISCO K-M MESA, ARIZ., INC.                                          16,885
   28862                  MILES MELDISCO K-M PUEBLO, COLO., INC.                                        13,257
   28863                  MILES MELDISCO K-M MAPLE RD., MICH., INC.                                      9,779
   28864                  MILES MELDISCO K-M MADERA RD., CALIF., INC.                                   13,486
   28865                  MILES MELDISCO K-M MADISON, TENN., INC.                                       18,074
   28866                  MILES MELDISCO K-M LA CROSSE, WISC., INC.                                      6,461
   28867                  MILES MELDISCO K-M MAGNOLIA, CALIF., INC.                                          0
   28868                  MILES MELDISCO K-M MANHATTAN TOLEDO, INC.                                     10,593
   28869                  MILES MELDISCO K-M LAKE CHARLES, LA., INC.                                     8,679
   28870                  MILES MELDISCO K-M LAKE RD., OREGON, INC.                                     13,549
   28871                  MILES MELDISCO K-M LOMBARD, ILL., INC.                                        12,003
   28872                  Gurnee Mills Fan Club, Inc.                                                        0
   28873                  Hickory Hollow Mall Footaction, Inc.                                               0

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   28874                  Hickory Ridge Mall Footaction, Inc.                                                0
   28875                  Highland Park Footaction, Inc.                                                    25
   28876                  Hamtramck Footaction, Inc.                                                        25
   28877                  Hallwood Footaction, Inc.                                                         25
   28878                  Hamilton Fan Club, Inc.                                                            0
   28879                  Tyler Mall Fan Club, Inc.                                                      1,568
   28880                  Upper Darby Footaction, Inc.                                                       0
   28881                  GETTY SQUARE FOOTACTION, INC.                                                      0
   28882                  Grand Boulevard Footaction, Inc.                                                   0
   28883                  Grand Rapids Footaction, Inc.                                                     25
   28884                  Greenbriar Mall Footaction, Inc.                                                   0
   28885                  Forest Hills Footaction, Inc.                                                      0
   28886                  FAIRLANE MEADOWS FOOTACTION, INC.                                                 25
   28887                  Fox Hills (Cal.) Fan Club, Inc.                                                  913
   28888                  Eastridge Fan Club, Inc.                                                       3,374
   28889                  The Meadows Fan Club, Inc.                                                       225
   28890                  The Village Footaction, Inc.                                                       0
   28891                  Tower Center Footaction, Inc.                                                     25
   28892                  Treasure Coast Mall Footaction, Inc.                                               0
   28893                  Troy Footaction, Inc.                                                             25
   28894                  Tukwila Open Country, Inc.                                                         0
   28895                  Ladera Center Footaction, Inc.                                                 1,469
   28896                  LAFAYETTE FOOTACTION, INC.                                                        25
   28897                  Lakewood Fan Club, Inc.                                                          836
   28898                  Lee Harvard Footaction, Inc.                                                       0
   28899                  Leominster Fan Club, Inc.                                                        150
   28900                  Lincoln Park Footaction, Inc.                                                     25
   28901                  Lloyd Center Fan Club, Inc.                                                        0
   28902                  Mall @ Barnes Crossing Footaction, Inc.                                            0
   28903                  Macomb Mall Footaction, Inc.                                                      25
   28904                  Mall De Aguilas Footaction, Inc.                                                   0
   28905                  MARKET CENTER FOOTACTION, INC.                                                     0
   28906                  Marketplace at Hollywood Footaction, Inc.                                      2,052
   28907                  Quaker Bridge Open Country, Inc.                                                   0
   28908                  Fresno Fan Club, Inc.                                                          2,429
   28909                  Freedom Mall Footaction, Inc.                                                  1,662
   28910                  Sunbury Footaction, Inc.                                                           0
   28911                  Sawgrass Fan Club, Inc.                                                            0
   28912                  Padre Footaction, Inc.                                                             0
   28913                  Vista Ridge Mall Footaction, Inc.                                                  0
   28914                  Washington Street Fan Club, Inc.                                                 663
   28915                  WEST END MALL FOOTACTION, INC.                                                     0
   28916                  Westgate Fan Club, Inc.                                                          308
   28917                  Westland-Haileah Fan Club, Inc.                                                    0
   28918                  Killeen Mall Footaction, Inc.                                                      0
   28919                  Kings Plaza Fan Club, Inc.                                                         0
   28920                  Lawndale Plaza Footaction, Inc.                                                    0
   28921                  Dallas Galleria Footaction, Inc.                                                   0
   28922                  Ala Moana Footaction, Inc.                                                         0

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   28923                  Del Amo Fan Club, Inc.                                                             0
   28924                  Dartmouth Fan Club, Inc.                                                         206
   28925                  Fairfield Commons Fan Club, Inc.                                                   0
   28926                  Cross County (N.Y.) Fan Club, Inc.                                                 0
   28927                  Chula Vista Fan Club, Inc.                                                       688
   28928                  Alexandria Mall Footaction, Inc.                                                   0
   28929                  CROSSROADS CENTER FOOTACTION, INC.                                                 0
   28930                  Crossgates Fan Club, Inc.                                                          0
   28931                  Square One Footaction, Inc.                                                       25
   28932                  Southridge Footaction, Inc.                                                        0
   28933                  Southland Mall Footaction, Inc.                                                    0
   28934                  Solano Footaction, Inc.                                                        2,142
   28935                  West Towne Footaction, Inc.                                                        0
   28936                  Fiesta Footaction, Inc.                                                            0
   28937                  Bel-Air Center Footaction, Inc.                                                   25
   28938                  Bel Air Mall Footaction, Inc.                                                      0
   28939                  West Ridge Footaction, Inc.                                                      285
   28940                  Deptford Open Country, Inc.                                                        0
   28941                  Desoto Square Mall Footaction, Inc.                                                0
   28942                  Dover Mall Footaction, Inc.                                                        0
   28943                  Chatham Ridge Footaction, Inc.                                                     0
   28944                  Cielo Vista Mall Footaction, Inc.                                                  0
   28945                  San Leandro Footaction, Inc.                                                   2,088
   28946                  CITY PLACE LONG BEACH FOOTACTION, INC.                                         1,677
   28947                  Ford City Footaction, Inc.                                                         0
   28948                  Gentilly Woods Footaction, Inc.                                                    0
   28949                  Carson Mall Fan Club, Inc.                                                       783
   28950                  CITY PLACE SILVER SPRINGS FOOTACTION, INC.                                         0
   28951                  MELDISCO/PAY LESS SEDRO WOOLEY, WA., INC.                                        840
   28952                  Seatac Footaction, Inc.                                                            0
   28953                  Westgate Footaction, Inc.                                                          0
   28954                  Randall Park Footaction, Inc.                                                      0
   28955                  Riverchase Footaction, Inc.                                                        0
   28956                  Rimrock Footaction, Inc.                                                         150
   28957                  Central City Mall Fan Club, Inc.                                                   0
   28958                  Animas Mall Footaction, Inc.                                                       0
   28959                  Aventura Fan Club, Inc.                                                            0
   28960                  Fair Oaks Footaction, Inc.                                                     2,369
   28961                  EASTERN BOULEVARD FOOTACTION, INC.                                                 0
   28962                  Eastfield Open Country, Inc.                                                     211
   28963                  Coventry Mall Fan Club, Inc.                                                       0
   28964                  Cordova Mall Footaction, Inc.                                                      0
   28965                  Bannister Mall Footaction, Inc.                                                    0
   28966                  Carlsbad Fan Club, Inc.                                                        1,253
   28967                  CAPITAL CENTRE FOOTACTION, INC.                                                    0
   28968                  Canterbury Square Footaction, Inc.                                                 0
   28969                  Cambridge Galleria Fan Club, Inc.                                                208
   28970                  Broad Street Footaction, Inc.                                                      0
   28971                  Bossier Mall Footaction, Inc.                                                      0

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   28972                  Bonita Fan Club, Inc.                                                          1,636
   28973                  Bay Plaza Footaction, Inc                                                          0
   28974                  164 North Star Mall Footaction, Inc.                                               0
   28975                  87TH AND COTTAGE GROVE FOOTACTION, INC.                                          317
   28976                  83 Central Mall Footaction, Inc.                                                   0
   28977                  63rd & Western Footaction, Inc.                                                    0
   28978                  34TH STREET FOOTACTION, INC.                                                       0
   28979                  1162 Valla Linda Mall Footaction, Inc.                                             0
   28980                  305 Northline Mall Footaction, Inc.                                                0
   28981                  MELDISCO K-M BRISTOL, TENN., INC.                                              9,232
   28982                  MELDISCO K-M CLAIREMONT NESA BLVD., CALIF., INC.                               5,297
   28983                  MELDISCO K-M CHICO, CALIF., INC.                                               9,301
   28984                  MELDISCO K-M BRIDGEVILLE, PA., INC.                                           18,315
   28985                  MELDISCO K-M BROCKTON, MASS., INC.                                            23,169
   28986                  MELDISCO K-M BRICKTOWN, N.J., INC.                                            18,596
   28987                  MELDISCO K-M BREMERTON, WASH., INC.                                            9,304
   28988                  MELDISCO K-M CHILLI, N.Y., INC.                                               16,838
   28989                  MELDISCO K-M BOZEMAN, MONT., INC.                                              5,939
   28990                  MELDISCO K-M CHAMBERSBURG, PA., INC.                                          23,134
   28991                  MELDISCO K-M CAPE GIRARDEAU, MO., INC.                                         8,656
   28992                  MELDISCO K-M BURTON, MICH., INC.                                              16,760
   28993                  MELDISCO K-M CLEARWATER, FLA., INC.                                           17,654
   28994                  MELDISCO K-M BURLINGTON, N.J., INC.                                           15,635
   28995                  MELDISCO K-M BURLINGTON, IOWA, INC.                                            7,171
   28996                  MELDISCO K-M BRUNSWICK, OHIO, INC.                                            11,370
   28997                  MELDISCO K-M CHARLESTON, W.VA., INC.                                          22,799
   28998                  MELDISCO K-M BRANDON,FLA.,INC                                                 22,129
   28999                  MELDISCO K-M BOUNTIFUL, UTAH INC.                                              6,690
   29000                  MELDISCO K-M BOSSIER CITY, LA., INC.                                          14,377
   29001                  MELDISCO K-M BLAINE, MINN., INC.                                              12,265
   29002                  MELDISCO K-M IRMO, S.C., INC.                                                  9,897
   29003                  MELDISCO K-M HILLCREST DR. CONNECTOR, GA., INC.                                9,590
   29004                  MELDISCO K-M HOWELL, N.J., INC.                                               19,934
   29005                  MELDISCO K-M HOLLISTER, CA., INC.                                              9,922
   29006                  MELDISCO K-M HWY. 89 AT I-67/167, AR., INC.                                    9,220
   29007                  MELDISCO K-M INVERNESS, FL., INC.                                             11,098
   29008                  MELDISCO K-M HYATTSVILLE MD., INC.                                            56,193
   29009                  MELDISCO K-M HOPKINSVILLE, KY., INC.                                           7,337
   29010                  MELDISCO K-M IONIA, MICH., INC.                                                8,417
   29011                  MELDISCO K-M KEY WEST, FL., INC.                                              19,871
   29012                  MELDISCO K-M HOLMES, PA., INC.                                                27,582
   29013                  MELDISCO K-M JONESBORO, GA., INC.                                             18,891
   29014                  MELDISCO K-M LIBERTY, MO., INC.                                                6,644
   29015                  MELDISCO K-M LEXINGTON, SC., INC.                                             11,090
   29016                  MELDISCO K-M IDAHO FALLS, ID., INC.                                            5,310
   29017                  MELDISCO K-M JACKSON, WY., INC.                                               13,856
   29018                  MELDISCO K-M IWILEI, HI., INC.                                                38,373
   29019                  MELDISCO K-M KINGSBURG, CA., INC.                                             10,713
   29020                  MELDISCO K-M KILL DEVIL HILLS, NC., INC.                                      21,072

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   29021                  MELDISCO K-M LAKE MARY, FL., INC.                                             10,582
   29022                  MELDISCO K-M JUAN DIAZ, P.R., INC.                                            47,358
   29023                  MELDISCO K-M LEVITTOWN, NY., INC.                                                  0
   29024                  MELDISCO K-M KINGSLAND, GA., INC.                                             10,552
   29025                  MELDISCO K-M LENEXA, KS., INC.                                                 7,225
   29026                  MELDISCO K-M LEMOORE, CA., INC.                                               15,082
   29027                  MELDISCO K-M INDIO, CA., INC.                                                 35,629
   29028                  MELDISCO K-M PARADISE, CA., INC.                                              14,122
   29029                  MELDISCO K-M COOS BAY, ORE., INC.                                              6,799
   29030                  MELDISCO K-M DAVIS RD., CA., INC.                                             24,105
   29031                  MELDISCO K-M GRAND BLANC, MICH., INC.                                         10,876
   29032                  MELDISCO K-M GLENMONT, N.Y., INC.                                              8,348
   29033                  MELDISCO K-M MT. PLEASANT, S.C., INC.                                          5,465
   29034                  MELDISCO K-M CARROLLTON, GA., INC.                                             8,407
   29035                  MELDISCO K-M ROCHESTER, N.H., INC.                                            13,728
   29036                  MELDISCO K-M KISSIMMEE, FLA., INC.                                            32,974
   29037                  MELDISCO K-M KEARNY, MO., INC.                                                 8,572
   29038                  MELDISCO K-M MONTANA BLVD., TX., INC.                                         25,403
   29039                  MELDISCO K-M HERKIMER, N.Y., INC.                                             14,598
   29040                  MELDISCO K-M GULF TO BAY BLVD., FLA., INC.                                    11,560
   29041                  MELDISCO K-M KILLEEN, TX., INC.                                               14,664
   29042                  MELDISCO K-M NORTHERN AVE., ARIZ., INC.                                       29,567
   29043                  MELDISCO K-M MORGANTON, N.C., INC.                                            15,906
   29044                  MELDISCO K-M CHEROKEE, IOWA, INC.                                              6,286
   29045                  MELDISCO K-M BENNINGTON, VT., INC.                                            10,171
   29046                  MELDISCO K-M EASTON, PA., INC.                                                23,460
   29047                  MELDISCO K-M PIKEVILLE, KY., INC.                                             10,214
   29048                  MELDISCO K-M NEWPORT, KY., INC.                                               15,676
   29049                  MELDISCO K-M WEST 3RD ST., CA., INC.                                          43,308
   29050                  MELDISCO K-M DICKINSON, N.D., INC.                                             4,870
   29051                  MELDISCO K-M OELWEIN, IOWA, INC.                                               6,862
   29052                  MELDISCO K-M JOHNSON FERRY RD., GA., INC.                                      8,791
   29053                  MELDISCO K-M DAVIE, FLA., INC.                                                31,110
   29054                  MELDISCO K-M BOONE, N.C., INC.                                                 7,427
   29055                  MELDISCO K-M TAMIAMI TRAIL, FLA., INC.                                         9,630
   29056                  MELDISCO K-M RED OAK, IOWA, INC.                                               1,022
   29057                  MELDISCO K-M PALMER, MASS., INC.                                              12,805
   29058                  MELDISCO K-M HUNTINGTON, W.VA., INC.                                           9,054
   29059                  MELDISCO K-M SANFORD, N.C., INC.                                              10,021
   29060                  MELDISCO K-M RATON, N. M., INC.                                                5,956
   29061                  MELDISCO K-M REIDSVILLE, N.C., INC.                                           11,743
   29062                  MELDISCO K-M SOUTH BROADWAY, KS., INC.                                         9,236
   29063                  MELDISCO K-M MOORHEAD, MINN., INC.                                             9,735
   29064                  MELDISCO K-M BROKEN ARROW, OKLA., INC.                                             0
   29065                  MELDISCO K-M FERGUS FALLS, MINN., INC.                                         4,703
   29066                  ALTON, ILL., MELDISCO K-M, INC.                                               14,216
   29067                  MELDISCO K-M FORT ATKINSON, WISC., INC.                                        7,078
   29068                  MELDISCO K-M SARASOTA, FLA., INC.                                             18,657
   29069                  MELDISCO K-M VETERANS MEMORIAL BLVD., LA., INC.                               19,260

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   29070                  MELDISCO K-M PUYALLUP, WASH., INC.                                             9,313
   29071                  MELDISCO K-M NATIONAL RD IND INC                                              13,943
   29072                  MELDISCO K-M RIDGE RD., N.Y., INC.                                            15,669
   29073                  MELDISCO K-M AVENEL, N.J., INC.                                               36,083
   29074                  MELDISCO K-M FAIRFAX, VA., INC.                                               23,076
   29075                  MELDISCO K-M SYKESVILLE, MD., INC.                                             7,436
   29076                  MELDISCO K-M CORBIN, KY., INC.                                                14,408
   29077                  MELDISCO K-M TRUJILLO ALTO, P.R., INC.                                        52,819
   29078                  MILES MELDISCO K-M GORDON H'WAY., GA., INC.                                   13,945
   29079                  MILES MELDISCO K-M HAINES RD., PA., INC.                                      22,062
   29080                  MILES MELDISCO K-M GROSEBECK, MICH., INC.                                     21,075
   29081                  MILES MELDISCO K-M GREENFIELD, WISC., INC.                                    14,798
   29082                  MILES MELDISCO K-M HARMONT AVE., OHIO, INC.                                   16,517
   29083                  MILES MELDISCO K-M HARBOR CREEK, PA., INC.                                     8,966
   29084                  MILES MELDISCO K-M HARBOR CITY, CALIF., INC.                                  23,217
   29085                  MILES MELDISCO K-M HOWE AVE., CALIF., INC.                                         0
   29086                  MILES MELDISCO K-M HOLLYWOOD FLA INC                                          25,647
   29087                  MILES MELDISCO K-M HARVLAN CENTER, CALIF., INC.                               29,488
   29088                  MILES MELDISCO K-M INDUSTRIAL RD., CALIF., INC.                               22,478
   29089                  MILES MELDISCO K-M INDUSTRY, CALIF., INC.                                     20,004
   29090                  MILES MELDISCO K-M HAWTHORNE BLVD., CALIF., INC.                              27,478
   29091                  MILES MELDISCO K-M GREEN BAY, INC.                                            17,585
   29092                  MILES MELDISCO K-M HUBBELL AVE., IOWA, INC.                                   22,309
   29093                  MILES MELDISCO K-M JANESTOWN RD., PA., INC.                                   25,743
   29094                  MILES MELDISCO K-M JANESVILLE, WISC., INC.                                    13,934
   29095                  MILES MELDISCO K-M KEOKUK AVE., IOWA, INC.                                     7,750
   29096                  MILES MELDISCO K-M H'WAY 24, MO., INC.                                        17,124
   29097                  MILES MELDISCO K-M INDIAN SCHOOL, ARIZ., INC.                                 41,732
   29098                  MILES MELDISCO K-M HOGAN RD., MAINE, INC.                                     15,580
   29099                  MILES MELDISCO K-M HIALEAH FLA INC                                            70,195
   29100                  MILES MELDISCO K-M HAZLET, N.J. INC.                                          33,417
   29101                  CROSS CREEK MALL FOOTACTION, INC.                                              1,855
   29102                  Tri-County Footaction, Inc.                                                        0
   29103                  Northland Center Footaction, Inc.                                                 25
   29104                  Pembroke Lakes Footaction, Inc.                                                    0
   29105                  Harper Woods FootAction, Inc.                                                     25
   29106                  Western Hills Footaction, Inc.                                                     0
   29107                  Columbia Mall Footaction, Inc.                                                     0
   29108                  Cumberland Footaction, Inc.                                                        0
   29109                  Santa Anita Fan Club, Inc.                                                     3,256
   29110                  South Shore Footaction, Inc.                                                      64
   29111                  Kenwood Footaction, Inc.                                                           0
   29112                  Columbus Mall Footaction, Inc.                                                     0
   29113                  Crossroads FootAction, Inc.                                                        0
   29114                  Northgate Footaction, Inc.                                                         0
   29115                  Great Northern Open Country, Inc.                                                  0
   29116                  Merced Mall Footaction, Inc.                                                   1,798
   29117                  Montgomery Mall Footaction, Inc.                                               4,355
   29118                  Ingleside Open Country, Inc.                                                       0\

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   29119                  North Shore Footaction, Inc.                                                      25
   29120                  Homiguero Footaction, Inc                                                          0
   29121                  Northwest Mall Footaction, Inc.                                                5,526
   29122                  Oglethorpe Footaction, Inc.                                                        0
   29123                  Charleston Footaction, Inc.                                                        0
   29124                  First Colony Footaction, Inc                                                   1,200
   29125                  CRABTREE VALLEY FOOTACTION, INC.                                               1,168
   29126                  San Angelo Footaction, Inc.                                                        0
   29127                  San Cados Footaction, Inc.                                                         0
   29128                  Rolling Acres Open Country, Inc.                                                   0
   29129                  River Falls Footaction, Inc.                                                       0
   29130                  Grand Avenue Footaction, Inc.                                                     65
   29131                  Glendale Center Footaction, Inc.                                               1,752
   29132                  Dedham Mall Fan Club, Inc.                                                       150
   29133                  Lynnwood Footaction, Inc.                                                          0
   29134                  Metrocenter Mall Footaction, Inc.                                                  0
   29135                  Green Acres Open Country, Inc.                                                     9
   29136                  Roosevelt Field Open Country, Inc.                                                 0
   29137                  Hickory Point Footaction, Inc.                                                     0
   29138                  Fort Steuben Mall Footaction, Inc.                                                 0
   29139                  Eagle Rock Plaza Footaction, Inc.                                              1,188
   29140                  MELDISCO K-M LONDON, OHIO, INC.                                                8,982
   29141                  MELDISCO K-M LONDON, KY., INC.                                                11,032
   29142                  MELDISCO K-M LOS COLOBOS, N.Y., INC.                                          70,545
   29143                  MELDISCO K-M MARTINSBURG, W. VA., INC.                                        21,659
   29144                  MELDISCO K-M EXPRESO LAS AMERICAS, PR., INC.                                  71,977
   29145                  Midway Mall Footaction, Inc.                                                       0
   29146                  Mainland Mall Footaction, Inc.                                                   800
   29147                  N. County Fair (CA) Footaction, Inc.                                               0
   29148                  Deerbrook Mall Footaction, Inc.                                                3,022
   29149                  Jacksonville Mall Footaction, Inc.                                             1,246
   29150                  River Center Footaction, Inc.                                                      0
   29151                  Rio Piedras Footaction, Inc.                                                       0
   29152                  Lufkin Mall Footaction                                                             0
   29153                  Boulevard Mall Footaction, Inc.                                                    0
   29154                  Mondawmin Footaction, Inc.                                                         0
   29155                  Mall of America Footaction, Inc.                                                   0
   29156                  Coliseum-Hampton Footaction, Inc.                                                  0
   29157                  Pine Bluff Footaction, Inc.                                                        0
   29158                  Galleria at Sunset Footaction, Inc.                                                0
   29159                  MELDISCO K-M CRANSTON, R.I., INC.                                             52,307
   29160                  MELDISCO K-M CRAIG, COLO., INC.                                                8,124
   29161                  MELDISCO K-M CONWAY, S.C., INC.                                                8,834
   29162                  MELDISCO K-M COLUMBUS, MISS., INC.                                            11,562
   29163                  MELDISCO K-M CLERMONT, FLA., INC.                                             17,759
   29164                  MELDISCO K-M CLEMMONS, N.C., INC.                                             16,928
   29165                  MELDISCO K-M CHARLES CITY, IA., INC.                                           9,870
   29166                  MELDISCO K-M CENTRE, AL., INC.                                                 5,732
   29167                  MELDISCO K-M CAYEY, N.Y., INC.                                                39,233

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   29168                  MELDISCO K-M CARLISLE, PA., INC.                                              14,202
   29169                  MELDISCO K-M CAMBRIDGE, OHIO, INC.                                            12,969
   29170                  MELDISCO K-M DE LAND, FLA., INC.                                               5,926
   29171                  MELDISCO K-M DEFIANCE, OH., INC.                                              15,867
   29172                  MELDISCO/K-M 374 WINDSOR HWY., NY., INC.                                      24,832
   29173                  MELDISCO K-M DEMING, N.M. INC.                                                 7,431
   29174                  MILES MELDISCO K-M ABELENE, TEXAS, INC.                                       17,914
   29175                  MILES MELDISCO K-M ACCESS, TENN., INC.                                        11,666
   29176                  MILES MELDISCO K-M ANDERSON, S.C., INC.                                       10,214
   29177                  MELDISCO K-M WELLSVILLE, N.Y., INC.                                           13,609
   29178                  MELDISCO K-M WAYNESBORO, VA., INC.                                             7,858
   29179                  MELDISCO K-M WAYCROSS RD., OH., INC.                                          12,424
   29180                  MELDISCO K-M WINCHESTER RD., TN., INC.                                        13,281
   29181                  MELDISCO K-M WIND GAP, PA., INC.                                              23,969
   29182                  MELDISCO/KM 10405 SOUTH EASTERN AVE., NV., INC.                               12,498
   29183                  MILES MELDISCO K-M 8 MILE DRIVE, MICH., INC.                                  37,983
   29184                  MILES MELDISCO K-M 84TH AVE., COLO., INC.                                     18,683
   29185                  PEORIA, IL., MELDISCO K-M, INC.                                                8,924
   29186                  MILES MELDISCO K-M POINT PLAZA, PA., INC.                                     17,401
   29187                  MILES MELDISCO K-M PORT HURON, MICH., INC.                                    37,801
   29188                  VILLA PARK, ILL., MELDISCO K-M, INC.                                          21,167
   29189                  ROUND LAKE, ILL., MELDISCO K-M, INC.                                          21,061
   29190                  PROSPECT AVE., ILL., MELDISCO K-M, INC.                                            0
   29191                  MILES MELDISCO K-M WANAMAKER RD., KANSAS, INC.                                11,500
   29192                  MILES SHOES MELDISCO K-M SALEM AVE., DAYTON, OHIO, INC.                        7,657
   29193                  NORRIDGE, IL., MELDISCO K-M, INC.                                             57,727
   29194                  OAK LAWN, IL., W. 95TH ST., MELDISCO K-M, INC.                                31,460
   29195                  MILES MELDISCO K-M OPDYKE RD., MICH., INC.                                    14,731
   29196                  MILES MELDISCO K-M ROME, GA., INC.                                            17,232
   29197                  MILES MELDISCO K-M TEAL IND INC                                               16,081
   29198                  MILES MELDISCO K-M CLARKSVILLE IND INC                                        11,602
   29199                  MILES MELDISCO K-M GOVERNMENT BLVD., ALA., INC.                               12,026
   29200                  MILES MELDISCO K-M BROOKLYN, OHIO, INC.                                       44,602
   29201                  MILES MELDISCO K-M GREELEY, COLO., INC.                                       10,702
   29202                  MILES MELDISCO K-M MAPLE AVE., N.C., INC.                                     25,648
   29203                  MELDISCO K-M 2770 MAYSVILLE PIKE, OH., INC.                                    9,378
   29204                  MELDISCO K-M 2615 EASTERN AVE., WI., INC.                                      8,838
   29205                  MELDISCO K-M 2606 ZION RD., KY., INC.                                          9,702
   29206                  MELDISCO K-M 2420 WISTERIA DRIVE,GA, INC.                                     14,028
   29207                  MELDISCO K-M 1400 E. CLOVERDALE DR., MI., INC.                                11,915
   29208                  MELDISCO K-M 2233 N. WESTWOOD BLVD., MO., INC.                                12,336
   29209                  MELDISCO K-M 5600 MILGEN ROAD, GA., INC.                                       8,355
   29210                  MELDISCO K-M 7422 GALL BLVD., FL., INC.                                       10,581
   29211                  MELDISCO K-M 1355 E. PASS RD., MS., INC.                                       9,185
   29212                  MELDISCO K-M 1530 E. BROAD ST., N.C., INC.                                    14,329
   29213                  MELDISCO K-M 1675 S. PLEASANT VALLEY RD., VA., INC.                           18,901
   29214                  MELDISCO K-M 1355 W. MAIN ST., VA., INC.                                       8,057
   29215                  MELDISCO K-M 1396 S. MAIN ST., MI., INC.                                      11,571
   29216                  MELDISCO K-M 2935 NEW PINERY RD., WI., INC.                                    8,080

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   29217                  MELDISCO K-M 2945 SCOTTSVILLE ROAD, KY., INC.                                 10,455
   29218                  MELDISCO K-M 1800 SO. HWY. #95, AZ., INC.                                     31,972
   29219                  MELDISCO K-M ALESSANDRO BLVD., CA., INC.                                      19,688
   29220                  MELDISCO K-M 1801 N.W. HWY. 19, FL., INC.                                     11,717
   29221                  MELDISCO K-M 1810 SO. STEPHENSON AVE., MI., INC.                               7,696
   29222                  MELDISCO K-M 1403 N, KINGS HWY., S.C., INC.                                   17,592
   29223                  MELDISCO K-M 1401 SPRING ST., MI., INC.                                        8,055
   29224                  MELDISCO K-M 1400 UPPER VALLEY PIKE, OH., INC.                                 8,616
   29225                  MELDISCO K-M 1615 E. SHOTWELL ST., GA., INC.                                  10,518
   29226                  MELDISCO K-M ALLIANCE, NEB., INC.                                              4,608
   29227                  MELDISCO K-M ALEXANDRIA, MN., INC.                                             8,216
   29228                  MELDISCO K-M 52401 INTERCHANGE DR., IN., INC.                                 12,775
   29229                  MELDISCO K-M ABINGDON, VA., INC.                                              14,642
   29230                  MELDISCO K-M AGUADILLA, N.Y., INC.                                            59,184
   29231                  MELDISCO K-M 19003 BEAVER CREEK RD., OR., INC.                                 9,107
   29232                  MELDISCO K-M 8601K WEST M-55, MI., INC.                                        8,662
   29233                  MELDISCO K-M 7900 S.W. 104TH ST., FL.,INC.                                    24,583
   29234                  MELDISCO K-M 7602 TURKEY LAKE RD., FL., INC.                                  17,426
   29235                  MELDISCO K-M 7100 W. HWY. 98, FL., INC.                                       13,088
   29236                  MELDISCO K-M 4700 SECOND AVE., NE., INC.                                       5,791
   29237                  MELDISCO K-M 6455 U.S. #31 N., MI., INC.                                       9,437
   29238                  MELDISCO K-M 4300 PORTSMOUTH BLVD., VA., INC.                                 11,470
   29239                  MELDISCO K-M 3790 THIRD ST., FL., INC.                                           150
   29240                  MELDISCO K-M 3760 E. SUNSET RD., NV., INC.                                    14,819
   29241                  MELDISCO K-M 3655 PLANK RD., VA., INC.                                        14,233
   29242                  MELDISCO K-M 3100 NEW U.S. #441 W., FL., INC.                                 14,986
   29243                  MELDISCO K-M 2110 SO. M-76, MI., INC.                                         13,716
   29244                  MELDISCO K-M 1950 N. IMPERIAL AVE., CA., INC.                                 20,787
   29245                  MELDISCO K-M 2000 BARNETT SHOALS RD., GA., INC.                                7,963
   29246                  MELDISCO K-M 2011 E. FRY BLVD., AZ., INC.                                      7,318
   29247                  MELDISCO K-M 2107 N. GARDEN ST., MN., INC.                                     8,156
   29248                  MELDISCO K-M SOUTHBURY, CT., INC.                                             23,781
   29249                  MELDISCO K-M CAMINO DR., CAL., INC.                                           13,512
   29250                  MELDISCO K-M VIRGINIA, MN., INC.                                              11,094
   29251                  MELDISCO K-M THEODORE, ALA., INC.                                             12,585
   29252                  MELDISCO K-M THREE NOTCH RD., MD., INC.                                       13,838
   29253                  MELDISCO K-M SEVEN HILLS, OHIO, INC.                                          21,133
   29254                  MELDISCO K-M TITUSVILLE, FL., INC.                                            13,471
   29255                  MELDISCO K-M TOLLESON, AZ., INC.                                              22,485
   29256                  MELDISCO K-M TURNER LAKE RD., GA., INC.                                       12,203
   29257                  MELDISCO K-M U.S. HWY. #220 SO., VA., INC.                                     8,524
   29258                  MELDISCO K-M VEGA BAJA, P.R., INC.                                            50,696
   29259                  MELDISCO K-M VERNAL, UT., INC.                                                 4,703
   29260                  MELDISCO K-M WILLIAMSBURG, VA., INC.                                          18,483
   29261                  MELDISCO K-M SUNRISE HWY., N.Y., INC.                                         50,815
   29262                  MELDISCO K-M TEMECULA, CA., INC.                                              16,702
   29263                  MELDISCO K-M SWEETWATER, TN., INC.                                            16,713
   29264                  MELDISCO K-M THE DALLES, OR., INC.                                            11,939
   29265                  MELDISCO K-M SOMERVILLE, N.J., INC.                                           20,060

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   29266                  MELDISCO K-M SOUTHGATE SQ., VA., INC.                                          9,209
   29267                  MELDISCO K-M SPANAWAY, WA., INC.                                               9,775
   29268                  MELDISCO K-M SPRINGBORO, OH., INC.                                            10,620
   29269                  MELDISCO K-M SPEARFISH, SD., INC.                                              6,069
   29270                  MELDISCO K-M WAYNESVILLE, NC.,   INC.                                         10,579
   29271                  MELDISCO K-M COX CREEK, AL., INC.                                             10,122
   29272                  MELDISCO K-M CROSSTOWN RD., GA., INC.                                          8,406
   29273                  MELDISCO K-M CORVALLIS, OR., INC.                                             11,737
   29274                  MELDISCO K-M GILLETTE, WYO., INC.                                              9,431
   29275                  MELDISCO K-M EASLEY, S.C., INC.                                               10,765
   29276                  MELDISCO K-M WASCO, CA., INC.                                                 12,831
   29277                  MELDISCO K-M WEBSTER, NY., INC.                                               24,106
   29278                  MELDISCO K-M WENATCHEE, WASH., INC.                                            9,427
   29279                  MELDISCO K-M WEST ALLIS, WI., INC.                                            20,971
   29280                  MELDISCO K-M WEST BABYLON, N.Y., INC.                                         47,729
   29281                  MELDISCO K-M SWEETWATER, TX., INC.                                            11,628
   29282                  MELDISCO K-M WEST BROADWAY, IN., INC.                                          6,707
   29283                  MELDISCO K-M WEST VALLEY CITY, UT., INC.                                       6,634
   29284                  MELDISCO K-M WEXFORD, PA., INC.                                               14,961
   29285                  MELDISCO K-M WAUPACA, WI., INC.                                               19,441
   29286                  MELDISCO K-M WESTWOOD, N.J.                                                   26,755
   29287                  MELDISCO K-M SPRINGFIELD, MO., INC.                                            6,932
   29288                  Dallas Feet, Inc.                                                             11,400
   29289                  SUNNY ISLE (V.I.) FOOTACTION, INC., DBA SHOE ZONE #8477                            0
   29290                  Pembroke Feet, Inc.                                                                0
   29291                  Jackson Feet, Inc.                                                                 0
   29292                  Austin Feet, Inc.                                                                500
   29293                  East 41st Street Feet, Inc.                                                        0
   29294                  Sanford Feet, Inc.                                                               900
   29295                  Germantown Pkwy. Feet, Inc.                                                        0
   29296                  Cortana Feet, Inc.                                                                 0
   29297                  Knoxville Feet, Inc.                                                               0
   29298                  Independence Feet, Inc.                                                            0
   29299                  Westheimer Feet, Inc.                                                              0
   29300                  Lewisville Feet, Inc.                                                            600
   29301                  San Pedro Avenue Feet, Inc.                                                        0
   29302                  Ft. Lauderdale Feet, Inc.                                                          0
   29303                  Cutler Avenue Feet, Inc.                                                           0
   29304                  Arlington Feet, Inc.                                                           5,790
   29305                  Tulsa Feet, Inc.                                                                   0
   29306                  Plano Feet, Inc.                                                                 500
   29307                  El Paso Feet, Inc.                                                            45,038
   29308                  Albuquerque Feet, Inc.                                                             0
   29309                  MELDISCO K-M MANTECA, CA., INC.                                               10,544
   29310                  MELDISCO K-M MANAHAWKIN, N.J., INC.                                           24,211
   29311                  Meldisco K-M Mac Arthur Town Ctr., PA., Inc.                                  16,791
   29312                  MELDISCO K-M LOS ROMEROS AVE., N.Y., INC.                                     40,925
   29313                  MELDISCO K-M MILTON, FLA., INC.                                               14,283
   29314                  MELDISCO K-M MCKINLEYVILLE, CA., INC.                                         13,255

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   29315                  MELDISCO K-M MATAMORAS, PA., INC.                                             25,007
   29316                  MELDISCO K-M MAYAGUEZ, PR., INC.                                              54,487
   29317                  MELDISCO K-M MENTOR, OHIO, INC.                                               29,724
   29318                  MELDISCO K-M FREMONT, OH., INC.                                               14,003
   29319                  MELDISCO K-M HUMMELSTOWN, PA., INC.                                           17,324
   29320                  MELDISCO K-M LAUREL MALL - ROUTE 93, PA., INC.                                22,132
   29321                  MELDISCO K-M LAKEPORT, CA., INC.                                              20,715
   29322                  MELDISCO K-M LAREDO, TX., INC.                                                40,615
   29323                  MELDISCO K-M KENTON, OHIO, INC.                                               13,183
   29324                  MELDISCO K-M KONA (KAILUA), N.Y., INC.                                        31,371
   29325                  MELDISCO K-M LACKAWANNA, N.Y., INC.                                           31,192
   29326                  MELDISCO K-M FAYETTEVILLE RD., N.C., INC.                                     14,417
   29327                  MELDISCO K-M FENTON, MICH., INC.                                              11,481
   29328                  MELDISCO K-M GASTONIA, N.C., INC.                                             17,499
   29329                  MELDISCO K-M HANOVER, PA., INC.                                                    0
   29330                  MELDISCO K-M HASTINGS, NEB., INC.                                              5,453
   29331                  MELDISCO K-M HONESDALE, PA., INC.                                             15,747
   29332                  MELDISCO K-M HONOLULU, N.Y., INC.                                             30,274
   29333                  MELDISCO K-M JOHNSON CITY, TN., INC.                                          20,734
   29334                  MELDISCO K-M JACKSONVILLE, FLA., INC.                                         22,776
   29335                  MELDISCO K-M JACKSON, MICH., INC.                                             11,869
   29336                  MELDISCO K-M FORT ST. & PA., MI., INC.                                        37,143
   29337                  MELDISCO K-M RUTLAND, VT., INC.                                               18,770
   29338                  MELDISCO K-M S. E. QUADRANT OUTWATER LANE AT RANDOLPH AVE., NJ., INC.         54,678
   29339                  MELDISCO K-M S.R. 128 @ S.R. 2, NY., INC.                                     48,487
   29340                  MELDISCO K-M SANDY, UTAH, INC.                                                 8,614
   29341                  MELDISCO K-M SIDNEY, N.Y., INC.                                               21,641
   29342                  MELDISCO K-M SOUTHAVEN, MISS., INC.                                           15,058
   29343                  MELDISCO K-M TOWANDA, PA., INC.                                               17,521
   29344                  MELDISCO K-M ROBERT ST., MINN., INC.                                          11,785
   29345                  MELDISCO K-M ROUTE 118 & DOWNING DR., N.Y., INC.                              23,203
   29346                  MELDISCO K-M WARWICK BLVD., VA., INC.                                         17,914
   29347                  MELDISCO K-M STATE ROUTE 481, N.Y., INC.                                      14,052
   29348                  MELDISCO K-M STUART, FLA., INC.                                                    0
   29349                  MELDISCO K-M SUNNY ISLE SHOPPING CTR. CHRISTIANSTED, V.I., INC.               27,468
   29350                  MELDISCO K-M TAMUNING, GUAM, INC.                                             70,904
   29351                  MELDISCO K-M TUSTIN, CA., INC.                                                15,842
   29352                  MELDISCO K-M VERSAILLES, KY., INC.                                            10,610
   29353                  MELDISCO K-M W. MARKET ST.,N.C.,INC                                           23,638
   29354                  MELDISCO K-M WATERTOWN, N.Y., INC.                                            14,053
   29355                  MELDISCO K-M WALNUTPORT, PA., INC.                                            24,486
   29356                  MELDISCO K-M WARREN, OHIO, INC.                                               31,113
   29357                  MELDISCO K-M MONTAUK HWY. N.Y., INC.                                          24,652
   29358                  MELDISCO K-M LIHUE (KAUAI), N.Y., INC.                                        21,847
   29359                  MELDISCO K-M NEW LEBANON, OH., INC.                                            6,028
   29360                  MELDISCO K-M OAK HILL, WV., INC.                                               7,817
   29361                  MELDISCO K-M OVERTON CROSSING, TENN., INC.                                    18,441
   29362                  MELDISCO K-M PARSIPPANY, N.J., INC.                                           16,158
   29363                  MELDISCO K-M PELL CITY, AL., INC.                                              7,719

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   29364                  MELDISCO K-M PEORIA, ARIZ., INC.                                                   0
   29365                  MELDISCO K-M MORGANTOWN, WV., INC.                                            14,795
   29366                  MELDISCO K-M LEWISBURG, WV., INC.                                              7,265
   29367                  1101 BELTLINE RD., IL., MELDISCO K-M, INC.                                     9,102
   29368                  MELDISCO K-M PERRY, FLA., INC.                                                 5,372
   29369                  MELDISCO K-M PLATTEVILLE, WISC., INC.                                         10,073
   29370                  MELDISCO K-M PLAZA CARIBE MALL, P.R., INC.                                    42,776
   29371                  MELDISCO K-M PORT ROYAL, FLA., INC.                                           43,179
   29372                  MELDISCO K-M ST. CROIX, N.Y., INC.                                            28,537
   29373                  MELDISCO K-M PORTAGE IN INC                                                   22,735
   29374                  MELDISCO K-M POWAY, CA., INC.                                                    333
   29375                  MELDISCO K-M POWER RD., AZ., INC.                                             19,137
   29376                  MELDISCO K-M N. 32 ST., ARIZ., INC.                                           24,224
   29377                  MELDISCO K-M N. novUSTA, S.C., INC.                                            7,570
   29378                  MELDISCO K-M N. EXPRESSWAY, TX., INC.                                         32,914
   29379                  MELDISCO K-M PR 20 & ESMERALDA, PR., INC.                                     55,542
   29380                  MELDISCO K-M PR #22 & PR #18, PR., INC.                                       78,732
   29381                  MELDISCO K-M PUTNAM, CONN., INC.                                               8,054
   29382                  MELDISCO K-M REHOBOTH BEACH, DE., INC.                                        20,804
   29383                  MELDISCO K-M QUEENSBURY, N.Y., INC.                                           34,123
   29384                  MELDISCO K-M RENO, PA., INC.                                                  11,518
   29385                  MELDISCO K-M DECATUR IND INC                                                   8,269
   29386                  MELDISCO K-M 8701 SIX FORKS ROAD, NC., INC.                                    6,441
   29387                  MELDISCO K-M 900 N.W. 76 BLVD., FL., INC.                                     20,312
   29388                  MELDISCO K-M COLLEGE AVE., CA., INC.                                          14,258
   29389                  MELDISCO K-M CLIFTON PARK, N.Y., INC.                                         20,556
   29390                  MELDISCO K-M COLUMBIA, PA., INC.                                              18,898
   29391                  MELDISCO K-M EMMET ST., NEB., INC.                                            11,578
   29392                  MELDISCO K-M COLUMBUS, IN., INC.                                               8,160
   29393                  MELDISCO K-M ELLENTON, FL., INC.                                              20,654
   29394                  MELDISCO K-M ELIZABETHTOWN, PA., INC.                                         23,857
   29395                  MELDISCO K-M EASTERN REGIONAL S.C., P.R., INC.                                45,471
   29396                  MELDISCO K-M McMURRAY, PA., INC.                                              18,464
   29397                  MELDISCO K-M DRAPER, UT., INC.                                                 5,771
   29398                  MELDISCO K-M 1650 AIRPORT BLVD., FL., INC.                                     8,583
   29399                  MELDISCO K-M DETROIT LAKES, MN., INC.                                          8,762
   29400                  MELDISCO K-M CLEVELAND, TN., INC.                                             10,346
   29401                  MELDISCO K-M ELIZABETHTOWN, KY., INC.                                         11,726
   29402                  MELDISCO K-M 15861 MICHIGAN AVE., MI., INC.                                   12,047
   29403                  MELDISCO K-M DOYLESTOWN, PA., INC.                                            21,962
   29404                  MELDISCO K-M ELKINS, W.VA., INC.                                               7,901
   29405                  MELDISCO K-M HARRISON, OH., INC.                                              16,752
   29406                  MELDISCO K-M HILLMAN ST., CA., INC.                                           13,046
   29407                  MELDISCO K-M HWY. #127, KY., INC.                                              9,783
   29408                  MELDISCO K-M LAKE HAVASU CITY, AZ., INC.                                      15,289
   29409                  MELDISCO K-M CORINTH, MS., INC.                                                7,929
   29410                  MELDISCO K-M COUNTY LINE RD., CA., INC.                                       37,396
   29411                  MELDISCO K-M CLARKSVILLE, TENN., INC.                                          8,187
   29412                  MELDISCO K-M 3535 W. 13TH ST., NE., INC.                                       8,791

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   29413                  MELDISCO K-M 1670 E. FOURTH, CA., INC.                                        20,209
   29414                  MELDISCO K-M 8829 GREENBELT RD., MD., INC.                                    22,179
   29415                  MELDISCO K-M COALINGA, CA., INC.                                              14,117
   29416                  MELDISCO K-M CLINTON, TN., INC.                                                8,412
   29417                  MELDISCO K-M CLINTON, OKLA., INC.                                              9,567
   29418                  MELDISCO K-M CHIPPEWA FALLS, WI., INC.                                         9,789
   29419                  MELDISCO K-M CLARKSBURG, WV., INC                                             13,025
   29420                  MELDISCO K-M COMERIO AVE., PR., INC.                                          59,166
   29421                  HINSDALE, ILL., MILES MELDISCO K-M, INC.                                      10,027
   29422                  GRANITE CITY, ILL., MELDISCO K-M, INC.                                        12,589
   29423                  FRANKLIN PARK, ILL., MELDISCO K-M INC.                                        20,152
   29424                  MELDISCO K-M 3900 NORTHERN AVE., COLO., INC.                                   5,932
   29425                  MELDISCO K-M ABERDEEN, S.D., INC.                                              7,053
   29426                  JOLIET, ILL., MELDISCO K-M, INC.                                              15,054
   29427                  MELDISCO K. M. TUSCALOOSA, ALA., INC.                                         10,112
   29428                  EAST PERSHING RD., ILL., MILES MELDISCO K-M, INC.                             10,958
   29429                  MELDISCO K-M 18 MILE RD., MICH., INC.                                         15,567
   29430                  MELDISCO K-M CONOVER, NC., INC.                                               19,336
   29431                  EMPIRE, ILL., MELDISCO K-M, INC.                                              12,108
   29432                  CLEAR LAKE, ILL., MELDISCO K-M, INC.                                          11,598
   29433                  23RD AVE., ILL., MELDISCO K-M, INC.                                           10,309
   29434                  MELDISCO K-M BELLEVILLE, MICH., INC.                                          16,153
   29435                  MELDISCO K-M BEAVERTON, ORE., INC.                                            17,860
   29436                  MELDISCO K-M BAY RD., MICH., INC.                                             13,175
   29437                  BELVIDERE RD., ILL., MELDISCO K-M, INC.                                       22,847
   29438                  CARBONDALE, ILL., MELDISCO K-M, INC.                                           8,174
   29439                  BRIDGEVIEW, ILL., MELDISCO K-M, INC.                                          31,584
   29440                  MELDISCO K-M 850 SADLER ROAD, FL., INC.                                       11,015
   29441                  MELDISCO K-M AUBURN, ALA., INC.                                                7,342
   29442                  MELDISCO K-M BELLINGHAM, WASH., INC.                                          15,385
   29443                  MELDISCO K-M APALACHEE PKW., FLA, INC                                         11,882
   29444                  MELDISCO K-M BARTLESVILLE, OKLA., INC.                                         8,031
   29445                  MELDISCO K-M 3100 HAMILTON RD., OHIO, INC.                                    14,671
   29446                  MELDISCO K-M 52ND ST., WISC., INC.                                            14,537
   29447                  MELDISCO K-M 34TH ST., FLA., INC.                                             11,717
   29448                  MELDISCO K-M BILLERICA, MASS., INC.                                           22,069
   29449                  MELDISCO K-M BERLIN, N.J., INC.                                               22,686
   29450                  MELDISCO K-M 4500 N. RANCHO DR., NV., INC.                                    18,442
   29451                  MELDISCO K-M SENECA, S.C., INC.                                                7,565
   29452                  MELDISCO K-M ST JOHN IN INC                                                   10,221
   29453                  MELDISCO K-M PERRYSBURG, OH., INC.                                             8,972
   29454                  MELDISCO K-M PARRISH AVE., KY., INC.                                           7,102
   29455                  MELDISCO K-M MONTICELLO, MN., INC.                                            11,182
   29456                  MELDISCO K-M PALMER PARK BLVD., CO., INC.                                      7,439
   29457                  MELDISCO K-M PACE PARKWAY, GA., INC.                                          11,251
   29458                  MELDISCO K-M 11003 HULL ST. RD., VA., INC.                                    11,580
   29459                  MELDISCO K-M ANNISTON, ALA., INC.                                              8,780
   29460                  MELDISCO K-M 4570 LADSON ROAD,   INC.                                          8,227
   29461                  MELDISCO K-M PINE ISLAND BLVD., FL., INC.                                     10,209

UNITED STATES BAKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


   29462                  MELDISCO K-M GOVERNOR PLACE, DE., INC.                                        40,044
   29463                  MELDISCO K-M SOLOMONS ISLAND RD., MD., INC.                                   15,195
   29464                  MELDISCO K-M SMYRNA, TN., INC.                                                 9,239
   29465                  MELDISCO K-M SHOW LOW, AZ., INC.                                              11,687
   29466                  SOUTH GARY AVE., ILL., MELDISCO K-M, INC.                                     36,447
   29467                  MELDISCO K-M SHIPPENSBURG, PA., INC.                                           9,852
   29468                  MELDISCO K-M SHAWANO, WI., INC.                                                8,712
   29469                  MELDISCO K-M SEVENTH ST., MIAMI, FL., INC.                                    70,990
   29470                  MELDISCO K-M 3860 N. MAIN ST., NM., INC.                                       9,073
   29471                  MELDISCO K-M HASTINGS, MI., INC.                                              12,769
   29472                  MILES MELDISCO K-M CASPER, WYO., INC.                                         14,576
   29473                  STREATOR, IL., MELDISCO K-M, INC.                                              9,507
   29474                  MELDISCO K-M GOLDEN GATE PKWY., FL., INC.                                     26,178
   29475                  MELDISCO K-M PHENIX CITY, ALA., INC.                                           9,585
   29476                  MELDISCO K-M OSCODA, MI, INC.                                                 12,720
   29477                  MELDISCO K-M 10101 SOUTHERN BLVD., FL., INC.                                  16,949
   29478                  MELDISCO K-M HERMITAGE, PA., INC.                                             13,083
   29479                  MELDISCO K-M GLASGOW, KY., INC.                                               23,203
   29480                  MELDISCO K-M ELKVIEW, W.V., INC.                                              14,692
   29481                  MELDISCO K-M RACINE, WISC., INC.                                              12,670
   29482                  MELDISCO K-M RAFAEL CORDERO AVE. & STATE HWY. #30, PR., INC.                  57,642
   29483                  MELDISCO K-M WALL, NJ., INC.                                                  28,116
   29484                  MELDISCO K-M GLENDIVE, MONT., INC.                                             7,913
   29485                  MELDISCO K-M GLEN BURNIE, MD., INC.                                           20,410
   29486                  MELDISCO K-M 101401 OVERSEAS HWY., FL., INC.                                  20,611
   29487                  MELDISCO K-M CORNELIA, GA., INC.                                               8,997
   29488                  MELDISCO K-M PRICE, UT., INC.                                                  5,611
   29489                  MELDISCO K-M PARKMAN RD. NW, OHIO, INC.                                       11,553
   29490                  MELDISCO K-M HIGH RIDGE, MO., INC.                                             7,662
   29491                  MELDISCO K-M MOREHEAD CITY, N.C., INC.                                        12,892
   29492                  MELDISCO K-M HAMILTON, MT., INC.                                              12,799
   29493                  MELDISCO K-M HENDERSONVILLE, N.C., INC.                                       10,916
   29494                  MELDISCO/PAYLESS 625 EL CAMINO REAL, CA., INC.                                    25
   29495                  MELDISCO/PAY LESS MILWAUKIE, OR., INC.                                           689
   29496                  MELDISCO/PAY LESS MARCOLA RD., OR., INC.                                         123
   29497                  MELDISCO/PAY LESS 400 N. 1ST ST., CO., INC.                                       81
   29498                  MELDISCO - MCE 400 COMMONS WAY, NJ., INC.                                          0
   29499                  MELDISCO/PAY LESS HENDERSON, NV., INC.                                            25
   27055                  SHOE ZONE #8417                                                                    0
   27066                  SHOE ZONE 8438, INC.                                                               0
                                                                                     Total          44,994,526

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
May 2005 Monthly Operating Report





 Additional Data                                                  Schedule 4

 -------------------------------------------------------------------------------
 Cash Summary
                                                                     Amount
                                                                     ------
 Total Cash                                                         $ 206.4

 -------------------------------------------------------------------------------



 -------------------------------------------------------------------------------
                        Accounts Receivable Aging Summary
 -------------------------------------------------------------------------------
                                    Athletic    Meldisco
                                    Division    Division    Corporate    Total
                                 ----------------------------------------------

 0 to 30 days old                        -        2.8           0.6        3.4
 31 to 60 days old                       -        0.1             -        0.1
 61 to 90 days old                       -        0.1           0.1        0.2
 91+ days old                            -        0.2             -        0.2
                                 ----------------------------------------------

 Total Accounts Receivable               -        3.2           0.7        3.9
 Amount considered uncollectable         -          -          (0.1)      (0.1)
                                 ----------------------------------------------

 Net Accounts Receivable                 -        3.2           0.6        3.8
 -------------------------------------------------------------------------------


 -------------------------------------------------------------------------------
                Summary of Unpaid Post-Petition Accounts Payable
 -------------------------------------------------------------------------------
                                     Athletic    Meldisco
                                     Division    Division    Corporate    Total
                                ------------------------------------------------

 current                                  -       59.4             -       59.4
 0 to 30 days past due                    -        5.5             -        5.5
 31 to 60 days past due                   -        0.1             -        0.1
 61 to 90 days past due                   -        0.1             -        0.1
 91+ days past due                     (1.7)       0.6             -       (1.1)
                                ------------------------------------------------

 Total Accounts Payable      **        (1.7)      65.7             -       64.0
 -------------------------------------------------------------------------------

     ** note: credit balance due to pre-payments to vendors required to secure delivery of merchandise

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
May 2005 Monthly Operating Report



Additional Data (continued)                                                      Schedule 4 (continued)

---------------------------------------------------------------------------------------------------------
                                            Summary of Taxes Payable
---------------------------------------------------------------------------------------------------------
                           Beginning     Amount                                                  Ending
                             Tax        Withheld or  Amount        Date       Check No.            Tax
                           Liability     Accrued      Paid         Paid         or EFT          Liability
=========================================================================================================
 Federal
---------------------------------------------------------------------------------------------------------
 Withholding                    0.3         0.2          -       various         EFT                 0.5
---------------------------------------------------------------------------------------------------------
 FICA-employee & employer       1.1         0.1        0.4       various         EFT                 0.8
---------------------------------------------------------------------------------------------------------
 Unemployment                  (0.3)          -        0.1       various         EFT                (0.4)
---------------------------------------------------------------------------------------------------------
 Income                         1.2         0.6          -                                           1.8
---------------------------------------------------------------------------------------------------------
 Other:                         2.7           -        0.1                                           2.6
---------------------------------------------------------------------------------------------------------
    Total Federal Taxes         5.0         0.9        0.6                                           5.3
---------------------------------------------------------------------------------------------------------
 State and Local
---------------------------------------------------------------------------------------------------------
 Withholding                    0.7           -          -       various         EFT & checks        0.7
---------------------------------------------------------------------------------------------------------
 Sales                         (0.8)          -          -     May 15 & 20       EFT & checks       (0.8)
---------------------------------------------------------------------------------------------------------
 Excise                         1.3           -        0.1                                           1.2
---------------------------------------------------------------------------------------------------------
 Unemployment                   0.3           -          -       various         EFT & checks        0.3
---------------------------------------------------------------------------------------------------------
 Real Property                  1.7           -          -       various         EFT & checks        1.7
---------------------------------------------------------------------------------------------------------
 Personal Property              3.2           -        0.4                                           2.8
---------------------------------------------------------------------------------------------------------
 Income                         0.5         0.1          -                                           0.6
---------------------------------------------------------------------------------------------------------
    Total State and Local       6.9         0.1        0.5                                           6.5
---------------------------------------------------------------------------------------------------------
 Total Taxes                   11.9         1.0        1.1             -             -              11.8
---------------------------------------------------------------------------------------------------------

note: the above includes provisions for all tax liabilites, both pre and post-petition.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
May 2005 Monthly Operating Report


Certifications                                                      SCHEDULE 5



Bank Reconciliations
--------------------

The undersigned verifies that, to the best of my knowledge, all bank accounts have been reconciled for the most current period for which statements have been received.


Taxes
-----

The undersigned verifies that, to the best of my knowledge, all post-petition tax obligations, including but not limited to, payroll, real property, income, franchise, and other taxes have been paid to the proper taxing authority when due.


Insurance
---------

The undersigned verifies that, to the best of my knowledge, all insurance premiums for the various policies have been paid to the proper insurance company or broker when due, and that all insurance policies are in force as of the date of this report.


Banks
-----

The undersigned verifies that, to the best of my knowledge, the individual store bank accounts are swept at the end of each business day. At no time during the current reporting period did the amount on deposit in any one store bank account exceed $100,000.00. In addition, the undersigned verifies that funds on deposit in the Debtors' master concentration account at Fleet National Bank in excess of $100,000.00 are or have been invested in accordance with the final order authorizing continued use of investment guidelines.



Date:    June 15, 2005                           By:    /s/ Richard L. Robbins
         -------------                                  ------------------------


Title:   Senior V.P. of Financial                Name:    Richard L. Robbins
         ------------------------                       ------------------------
         Reporting and Control
         ------------------------